UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23063

Horizon Funds
(Exact name of registrant as specified in charter)

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip code)

Matthew Chambers

Horizon Funds

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277
(Name and address of agent for service)

(866) 371-2399

Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2021

Date of reporting period: December 1, 2020 through November 30, 2021

Item 1. Reports to Stockholders.

(a)

HORIZON FUNDS	Annual Report

Horizon Active Asset Allocation Fund			Horizon Active Risk Assist® Fund
Investor Class Advisor Class Institutional Class	Shares Shares Shares	AAANX HASAX HASIX	Investor Class Advisor Class Institutional Class	Shares Shares Shares	ARANX ARAAX ACRIX

Horizon Active Income Fund			Horizon Active Dividend Fund
Investor Class Advisor Class Institutional Class	Shares Shares Shares	AIMNX AIHAX AIRIX	Investor Class Advisor Class	Shares Shares	HNDDX HADUX

Horizon Defined Risk Fund			Horizon U.S. Defensive Equity Fund
Investor Class Advisor Class	Shares Shares	HNDRX HADRX	Investor Class Advisor Class	Shares Shares	USRAX USRTX

Horizon ESG Defensive Core Fund
Investor Class Advisor Class	Shares Shares	HESGX HESAX

November 30, 2021

Investor Information: 1-855-754-7932

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of HORIZON ACTIVE ASSET ALLOCATION FUND, HORIZON ACTIVE RISK ASSIST® FUND, HORIZON ACTIVE INCOME FUND, HORIZON ACTIVE DIVIDEND FUND, HORIZON DEFINED RISK FUND, HORIZON U.S. DEFENSIVE EQUITY FUND and HORIZON ESG DEFENSIVE CORE FUND. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Horizon Funds

Table of Contents
Letter to Shareholders	1
Portfolio Review	7
Portfolio Composition	14
Portfolio of Investments	16
Statements of Assets and Liabilities	66
Statements of Operations	68
Statements of Changes in Net Assets	70
Financial Highlights	77
Notes to Financial Statements	94
Report of Independent Registered Public Accounting Firm	112
Disclosure of Fund Expenses	114
Approval of the Management Agreements	115
Submission of Matters to a Vote of Security Holders	117
Additional Information	119
Privacy Notice	122

Horizon Funds

Letter to Shareholders

November 30, 2021

Dear Shareholder:

In the following paragraphs we will recap the key factors affecting broad markets and the Horizon Funds through the fiscal year ended November 30, 2021.

Horizon Active Asset Allocation Fund

The Horizon Active Asset Allocation Fund (Investor Class) (the Fund) returned 22.63% for the fiscal year ended November 30, 2021. Domestic equities (as measured by the S&P 500 Index) returned 27.92%, while international equities returned 9.90% (as measured by the S&P Global BMI ex-US Index) over the same period.

The positive news around vaccinations in early November 2020 kicked off a strong year for equity markets generally. The early part of the year was characterized by a re-rating in some of the market sectors that were more heavily impacted by the contraction in economic activity in 2020, including emerging market equities, domestic value stocks, and domestic small- and mid-caps. As volatility increased across markets in February and March, however, these early trends gave way to a continuation of the U.S. large cap dominance present for much of 2019 and 2020. There was considerable volatility in equity market leadership for the balance of the year, a reflection of how uncertain the economic outlook remains. Picking up on these trend changes was a key factor in the Fund’s performance throughout the year. The Fund maintained a preference for U.S. equities throughout the year, but managed to take advantage of some of the risk-on market action early in the year through substantial overweights to emerging markets and domestic small- and mid-caps. As the year went on, this positioning was trimmed in favor of higher quality and larger cap domestic stocks. Near the end of the year, the Fund’s positioning in the year’s winners, especially U.S. large-cap growth and technology, was decreased in favor of slightly smaller cap domestic equities in anticipation of investor rebalancing activity after a strong year.

The key driver of Fund performance was U.S. equity positioning, especially allocations to large-cap growth stocks. Small- and mid-cap domestic stocks also contributed strongly to returns when used opportunistically throughout the year. Key detractors include international developed market exposures, including core and regionally focused holdings. Emerging market equity exposure also lagged slightly, although it did contribute strongly to returns in the early part of the year.

Horizon Active Risk Assist Fund

The Horizon Active Risk Assist Fund (Investor Class) (the Fund) realized a return of 20.64% for the fiscal year ended November 30, 2021. Domestic equities (as measured by the S&P 500 Index) returned 27.92%, while international equities returned 9.90% (as measured by the S&P Global BMI ex-US Index) over the same period. The Fund exhibited an average beta of 0.91 to the S&P 500 Index over the period.

As a risk mitigation strategy designed with the goal to mitigate catastrophic loss of portfolio value, the Fund performed in line with expectations during the period. The Fund’s realized volatility for the period was 14.23%, similar to than that of domestic and international equities (realized volatilities for the period of 14.90% and 13.38% respectively). The Fund also realized a maximum drawdown of 5.55%, which was in line with the 5.12% drawdown experienced by the S&P 500 and less than the 7.26% drawdown of the S&P Global BMI ex-US.

The Fund began the year positioned for a pro-cyclical rally in equity markets, including overweights to emerging markets and domestic small- and mid-caps. As cross-asset volatility increased in February and March, the Fund increased domestic equity positioning and moved away from emerging markets. The Fund maintained a general overweight to the U.S. for the remainder of the year, and moved higher up the quality spectrum as the year progressed. Toward the end of the year, the Fund’s positioning in the year’s winners, especially U.S. growth and technology, was

Horizon Funds

Letter to Shareholders (Continued)

November 30, 2021

trimmed in favor of slightly smaller cap domestic equities. In terms of performance of the underlying allocations, large-cap domestic growth holdings contributed the most to the Fund’s return, while allocations to international developed markets detracted the most from the Fund’s return over the fiscal year.

The Fund had no de-risking or re-risking activity via the Risk Assist algorithm throughout the fiscal year. The Fund has been fully invested in global equities since July 2020.

Horizon Active Income Fund

The Horizon Active Income Fund (Investor Class) (the Fund) was up 0.11% for the fiscal year ended November 30, 2021, outpacing the -1.15% return for the broader bond market (as measured by Bloomberg U.S. Aggregate Bond Index). Measures of Fund risk, including standard deviation and maximum drawdown, were in line with the benchmark during the period. The Fund displayed significant positive alpha during the period as a result of the Fund’s tactical process and opportunistic allocations to non-traditional fixed income market segments.

It was a fairly volatile year for broad fixed income markets, an environment that afforded the Fund plenty of opportunities. Early in the year, the combination of positive vaccine news and larger than expected fiscal stimulus in the U.S. caused core interest rates to rise and the yield curve to steepen. As inflation increased during the spring and summer, markets reacted by bringing forward actions by the Federal Reserve, leading to a fall in long-term bond yields and higher volatility in short-term interest rates. This flattening price action continued for the rest of the period as the Federal Reserve’s concern around inflation increased. Throughout the period, credit spreads declined broadly as strong corporate earnings and a desire for yield supported risk appetite. Hybrid fixed income exposures, such as convertible bonds and preferred equities, generally struggled in this environment, although they did display some periods of notable strength.

The Fund’s actively managed approach resulted in a below benchmark duration profile throughout the year. However, the Fund did take advantage of tactical opportunities in the yield curve, and meaningfully increased duration and long-end interest rate exposure toward the end of the period. The Fund maintained an overweight to credit, a beneficial tilt as credit spreads declined, and opportunistically rotated through various segments of the investment grade and high yield corporate credit market. Early in the period, exposure to non-traditional fixed income segments, including convertible bonds, preferred equities, and emerging market bonds, was relatively elevated. These less-liquid market segments were more heavily impacted by the increase in bond market volatility that began in February and March, and exposure was decreased substantially toward the end of the year.

The key drivers of Fund performance include corporate credit allocations, especially in various segments of the high yield market, in addition to the opportunistic use of convertible bonds. Long duration allocations in both U.S. government debt and investment-grade corporate bonds were the biggest detractors to performance over the period.

Horizon Defined Risk Fund

For the year ended November 30, 2021, the Defined Risk Fund (Investor Class) (the Fund) had a total return of 12.38% and a standard deviation of 7.97%. Over the same period, the S&P 500 Index had a total return of 27.92% and a standard deviation of 14.90%. The Fund exhibited a 0.50 beta to the S&P 500 Index. The Fund had a maximum drawdown of 2.62% while the S&P 500 Index had a maximum drawdown of 5.12%.

The objective of the Fund is capital appreciation and capital preservation. The Fund pursues its objective by investing in a basket of U.S. large-cap equities that track the S&P 500 Index, while seeking to generate income, hedge volatility, and reduce downside risk by buying and selling put and call options. The Fund’s strategy is intended to outperform the S&P 500 Index in a down market and underperform in an up market, while realizing less volatility in any market. As shown by the performance statistics above, the Fund performed in line with the expectations during the period.

Horizon Funds

Letter to Shareholders (Continued)

November 30, 2021

The Fund allows for active positioning within its options collar structure. The goal of this active positioning is to generate income, hedge volatility and reduce downside risk. This active positioning had no material impact to the Fund’s performance over the fiscal year.

Horizon U.S. Defensive Equity Fund

The Horizon U.S. Defensive Equity Fund (Investor Class) (the Fund) returned 23.70% for the year ended November 30, 2021, while realizing a volatility of 14.65%. The return on the S&P 500 Index for the same period was 27.92%, with a realized volatility of 14.90%. Over the period, the Fund exhibited an average beta of 0.93 to the S&P 500 Index.

The Fund started the fiscal year fully invested and saw no Risk Assist activity. The Risk Assist algorithm was removed from the Fund during this fiscal year, as communicated to investors on January 28, 2021.

The Fund is actively managed, selecting and weighting securities using a proprietary quantitative approach to allocate the Fund’s portfolio between issuers, sectors, and/or factors (e.g. value, momentum, quality, and volatility). This process is designed to be defensive in nature in order to help the Fund navigate volatile market swings. The Fund’s strategy is intended to outperform the S&P 500 Index in a down market and underperform in an up market, while realizing less volatility. As shown by the performance statistics above, the Fund performed in line with the expectations during the period.

Outside of overall market direction, the main driver of the performance of the Fund is stock selection. Key highlights in the period include selection in Information Technology and Healthcare, while selection in Financials and Communication Services lagged in the period.

Horizon ESG Defensive Core Fund

The Horizon ESG Defensive Core Fund (Investor Class) (the Fund) returned 28.91% for the year ended November 30, 2021. The return of domestic equities (as measured by the MSCI USA Index) for the same period was 27.18%. The Fund exhibited an average beta of 0.89 to the MSCI USA Index over the period.

As a risk mitigation strategy designed with the goal to mitigate catastrophic loss of portfolio value, the Fund performance exceeded expectations during the period. The Fund outperformed its benchmark during the period with a lower beta, an indication of positive alpha. The Fund’s realized volatility for the period was 14.19%, which was lower than the 15.56% volatility realized by domestic equities. The Fund also realized a maximum drawdown of 5.55%, which was in line with the 5.14% drawdown experienced by domestic equities.

The Fund had no de-risking or re-risking activity via the Risk Assist algorithm throughout the fiscal year. The Fund has been fully invested in domestic equities since May 2020.

The Fund’s investment sub-adviser, DWS Investment Management Americas, Inc., manages the equity portion of the Fund through a quantitative process while integrating ESG (Environmental, Social, and Governance) criteria. After a challenging 2020 for most quantitative strategies, 2021 saw a rebound in performance for quantitative managers as value stocks kept pace with growth stocks on the back of re-opening of the U.S. economy. The Fund’s quantitative process benefitted from this market environment as well. During a period when there is no Risk Assist activity, stock selection is the primary driver of performance. Key highlights for the period include selection in Technology, Communication Services, Consumer Discretionary, and Consumer Staples, while Healthcare selection was a key detractor during the period.

Horizon Funds

Letter to Shareholders (Continued)

November 30, 2021

Horizon Active Dividend Fund

The Horizon Active Dividend Fund (Investor Class) (the Fund) posted a total return of 16.58% for the fiscal year ended November 30, 2021. The Fund’s benchmark, the MSCI World High Dividend Yield Index, returned 12.03% over the same period.

Horizon’s Active Dividend Fund invests in high quality companies with well-supported dividend yields that are trading at a discount to their intrinsic value. This past year saw the stocks of these high quality companies rebound from depressed levels as investors, who sold during the initial COVID scare, returned to markets and began buying following the news that COVID vaccines were approved in the fourth quarter of 2020. The realization that broad-based COVID vaccinations could allow economies to reopen prompted investors to reassess the earnings potential of companies after consumers emerged from lockdowns and re-engaged with the economy. Companies’ earnings potential suddenly improved dramatically, and their stock prices followed.

Energy holdings EOG Resources and Exxon Mobil contributed the most to outperformance during the period. The dramatic rise in energy prices – oil rose nearly 50% and natural gas more than doubled at its peak – drove strong earnings growth for these holdings.

The Fund also benefited from holdings in Semiconductor companies Broadcom, Taiwan Semiconductor, and Qualcomm. Accelerating demand for technology led to increased spending in enterprise, cloud, and broadband applications, driving strong earnings growth despite the semiconductor shortage.

Holdings in the Materials sector benefited from a return to global growth following the re-opening. Air Products & Chemicals, Steel Dynamics, and Reliance Steel contributed the most to Fund outperformance. Companies in the Materials sector benefited broadly from rising commodity prices as a resurgence in economic growth following the reopening spurred a rapid increase in demand in the face of limited supply due to supply chain disruptions.

Consumer Staples holdings detracted the most from performance for the year. Fund holdings Clorox, Walmart and Unilever had the largest impact. As the economic reopening pushed inflation higher, Consumer Staples company’s margins suffered from their inability to raise prices in the face of rising input costs, resulting in disappointing earnings.

* * * * *

We are grateful for the opportunity to manage these Funds, and appreciate your continued investment in Horizon Funds.

Past performance does not guarantee future results.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. The S&P Global ex-US BMI (Broad Market Index) comprises the S&P Developed BMI and S&P Emerging BMI, and is a comprehensive, rules-based index measuring stock market performance globally, excluding the U.S. The Bloomberg Barclays Aggregate Bond Index tracks the U.S. fixed income markets. The index includes government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the market. The S&P Global 100 Index measures the performance of 100 multi-national, blue-chip companies of major importance in the global equity markets, including 100 large-cap companies drawn from the S&P Global 1200 whose businesses are global in nature, a substantial portion of their operating income, assets, and employees deriving from multiple countries. The MSCI USA Index is a broad measure of the performance of the U.S. equity market, composed of over 600 constituents in the large- and mid-cap market segments. The MSCI World High Dividend Yield Index measures the performance of large- and mid-cap equities in Developed Markets that pay higher than average dividends while omitting lower quality stocks with questionable dividend-sustainability characteristics. You cannot invest directly into an index.

Must be preceded or accompanied by a prospectus.

Horizon Funds

Letter to Shareholders (Continued)

November 30, 2021

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the entire market or a benchmark. Beta is calculated by dividing the product of the covariance of the security’s returns and the benchmark’s returns by the product of the variance of the benchmark’s returns over a specified period.

Alpha is a measure of the excess return, after accounting for systematic risk as measured by beta, of a security or a portfolio in comparison to the entire market or a stated benchmark. Alpha is calculated by comparing the security’s returns over a given period with the product of the security’s beta measure and the returns of the benchmark over that same period.

Realized volatility, as known as standard deviation, is a statistical measure of dispersion of returns for a given security or market index over a given period of time. This measure is typically calculated by determining the average deviation from the average price of a financial instrument in the given time period. The higher the realized volatility value, the riskier the security.

Duration is a measure of risk for fixed income securities. It measures the sensitivity of the price of a fixed income instrument or portfolio of fixed income instruments to a change in interest rates. All else equal and for a given change in interest rates, a security or portfolio of securities with a larger duration will exhibit greater price changes than that with a smaller duration.

A call option is a contract that provides the buyer with the right, but not the obligation, to buy a security at a specified price on or before a specified date. A put option is a contract that provides the buyer with the right, but not the obligation, to sell a security at a specified price on or before a specified date.

With regard to the Risk Assist algorithm, a de-risking activity is a sale of a portion of a Fund’s equity portfolio and a purchase of a highly liquid short-term U.S. Treasury obligation, or other cash-like equivalents, with the goal to mitigate catastrophic loss of portfolio value. Similarly, a re-risking activity is a sale of a highly liquid short-term U.S. Treasury obligation, or other cash-like equivalents and a purchase of a portion of a Fund’s equity portfolio, with the goal to reduce the potential performance drag when compared with the fully-invested equity portfolio.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Horizon ESG Defensive Core Fund: Many factors affect the ESG (Environmental, Social, and Corporate Governance) Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political, and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographical location of the securities in which the Fund invests. The Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Fund. Investing primarily in investments that meet ESG criteria carries the risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of companies and, therefore, may underperform funds that do not consider ESG factors.

Horizon Funds

Letter to Shareholders (Continued)

November 30, 2021

Mutual fund investing involves risk. Principal loss is possible. In addition to the costs, fees, and expenses involved in investing in ETFs, ETFs are subject to additional risks including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Small and Medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Funds may also use options, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities’ prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

Earnings growth is not a measure of the Fund’s future performance.

Horizon Funds are distributed by Quasar Distributors, LLC.

Horizon Active Asset Allocation Fund

Portfolio Review (Unaudited)

November 30, 2021

The chart above assumes an initial gross investment of $10,000 made on January 31, 2012. The Fund’s performance figures are for the year ended November 30, 2021. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Horizon Active Asset Allocation Fund - Investor Class(3)	22.63%	12.93%	9.99%
Horizon Active Asset Allocation Fund - Advisor Class(3)	22.43%	12.79%	11.22%
Horizon Active Asset Allocation Fund - Institutional Class(3)	22.82%	13.06%	12.56%
S&P 500 Total Return Index	27.92%	17.90%	15.82%(2)
S&P Global BMI ex-US Index	9.90%	9.59%	6.72%(2)

(1)	Inception date is January 31, 2012 for Investor Class Shares, September 4, 2015 for Advisor Class Shares and September 9, 2016 for Institutional Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Active Asset Allocation Fund - Investor Class. The returns for the S&P 500 Total Return Index and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Asset Allocation Fund - Advisor Class are 17.12% and 8.47%, respectively. The returns for the S&P 500 Total Return Index and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Asset Allocation Fund - Institutional Class are 17.92% and 8.30%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P Global BMI ex-US Index is a comprehensive, rules-based index that represents the composition of global stock markets. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Active Risk Assist® Fund PORTFOLIO REVIEW (Unaudited) November 30, 2021

The chart above assumes an initial gross investment of $10,000 made on August 28, 2014. The Fund’s performance figures are for the year ended November 30, 2021. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Horizon Active Risk Assist® Fund - Investor Class(3)	20.64%	8.56%	5.46%
Horizon Active Risk Assist® Fund - Advisor Class(3)	20.41%	8.40%	7.15%
Horizon Active Risk Assist® Fund - Institutional Class(3)	20.75%	8.70%	8.44%
Bloomberg Barclays Aggregate Bond Index	-1.15%	3.65%	3.09%(2)
S&P 500 Total Return Index	27.92%	17.90%	14.22%(2)
S&P Global BMI ex-US Index	9.90%	9.59%	4.90%(2)

(1)	Inception date is August 28, 2014 for Investor Class Shares, September 4, 2015 for Advisor Class Shares and September 9, 2016 for Institutional Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Active Risk Assist® Fund - Investor Class. The returns for the Bloomberg Barclays Aggregate Bond Index, S&P 500 Total Return Index, and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Risk Assist® Fund - Advisor Class are 3.29%, 17.12%, and 8.47%, respectively. The returns for the Bloomberg Barclays Aggregate Bond Index, S&P 500 Total Return Index, and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Risk Assist® Fund - Institutional Class are 2.96%, 17.92%, and 8.30%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The Bloomberg Barclays Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P Global BMI ex-US Index is a comprehensive, rules-based index that represents the composition of global stock markets. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Active Income Fund PORTFOLIO REVIEW (Unaudited) November 30, 2021

The chart above assumes an initial gross investment of $10,000 made on September 30, 2013. The Fund’s performance figures are for the year ended November 30, 2021. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Horizon Active Income Fund - Investor Class(3)	0.11%	2.91%	1.69%
Horizon Active Income Fund - Advisor Class(3)	-0.05%	2.75%	2.05%
Horizon Active Income Fund - Institutional Class(3)	0.20%	2.96%	1.97%
Bloomberg Barclays Aggregate Bond Index	-1.15%	3.65%	3.31%(2)

(1)	Inception date is September 30, 2013 for Investor Class Shares, February 8, 2016 for Advisor Class Shares and September 9, 2016 for Institutional Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Active Income Fund - Investor Class. The returns for the Bloomberg Barclays Aggregate Bond Index since the commencement date of the Horizon Active Income Fund - Advisor Class and the Horizon Active Income Fund - Institutional Class are 3.21% and 2.96%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The Bloomberg Barclays Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Active Dividend Fund PORTFOLIO REVIEW (Unaudited) November 30, 2021

The chart above assumes an initial gross investment of $10,000 made on December 28, 2016. The Fund’s performance figures are for the year ended November 30, 2021. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

Average Annual Total Returns	One Year	Since Commencement of Operations (1)
Horizon Active Dividend Fund - Investor Class(4)	16.58%	7.99%
Horizon Active Dividend Fund - Advisor Class(4)	16.45%	6.60%
MSCI World High Dividend Yield Index(3)	12.03%	8.92%(2)

(1)	Inception date is December 28, 2016 for Investor Class Shares and June 20, 2017 for Advisor Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Active Dividend Fund - Investor Class. The returns for the MSCI World High Dividend Yield Index and S&P Global 100 Index - Advisor Class are 7.31% and 15.77%, respectively.

(3)

The MSCI World High Dividend Yield Index has replaced the S&P Global 100 Index as the Fund’s primary bencharmk index. The Advisor believes that the new index is more appropriate given the Fund’s holdings.

(4)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large- and mid-cap stocks across 23 developed markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. Investors cannot directly invest in an index.

The S&P Global 100 Index measures the performance of multi-national, blue chip companies of major importance in the global equity markets. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Defined Risk Fund PORTFOLIO REVIEW (Unaudited) November 30, 2021

The chart above assumes an initial gross investment of $10,000 made on December 28, 2017. The Fund’s performance figures are for the year ended November 30, 2021. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

Average Annual Total Returns	One Year	Since Commencement of Operations (1)
Horizon Defined Risk Fund - Investor Class(3)	12.38%	6.82%
Horizon Defined Risk Fund - Advisor Class(3)	12.22%	6.54%
Bloomberg Barclays US Treasury 1-3 Years Index	-0.34%	2.02%(2)
S&P 500 Total Return Index	27.92%	16.56%(2)

(1)	Inception date is December 28, 2017 for Investor Class Shares and February 2, 2018 for Advisor Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Defined Risk Fund - Investor Class. The returns for the Bloomberg Barclays US Treasury 1-3 Years Index and the S&P 500 Total Return Index since the commencement date of the Horizon Defined Risk Fund - Advisor Class are 2.15%, and 16.15%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The Bloomberg Barclays U S Treasury 1-3 Years Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon U.S. Defensive Equity Fund PORTFOLIO REVIEW (Unaudited) November 30, 2021

The chart above assumes an initial gross investment of $10,000 made on June 26, 2019. The Fund’s performance figures are for the year ended November 30, 2021. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

Average Annual Total Returns	One Year	Since Commencement of Operations (1)
Horizon U.S. Defensive Equity Fund - Investor Class(3)	23.70%	13.10%
Horizon U.S. Defensive Equity Fund - Advisor Class(3)	23.53%	14.37%
S&P 500 Total Return Index	27.92%	22.38%(2)

(1)	Inception date is June 26, 2019 for Investor Class Shares and January 31, 2020 for Advisor Class Shares
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon U.S. Defensive Equity Fund - Investor Class. The returns for the S&P 500 Total Return Index since the commencement date of the Horizon U.S. Defensive Equity Fund - Advisor Class are 22.89%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon ESG Defensive Core Fund PORTFOLIO REVIEW (Unaudited) November 30, 2021

The chart above assumes an initial gross investment of $10,000 made on December 26, 2019. The Fund’s performance figures are for the year ended November 30, 2021. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

Average Annual Total Returns	One Year	Since Commencement of Operations (1)
Horizon ESG Defensive Core Fund - Investor Class(3)	28.91%	22.68%
Horizon ESG Defensive Core Fund - Advisor Class(3)	28.69%	22.73%
MSCI USA Index	27.18%	22.44%(2)

(1)	Inception date is December 26, 2019 for Investor Class Shares and January 8, 2020 for Advisor Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon ESG Defensive Core Fund - Investor Class. The return for the MSCI USA Index since the commencement date of the Horizon ESG Defensive Core Fund - Advisor Class is 22.56%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. With 616 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Funds

Portfolio Composition (Unaudited)

November 30, 2021

Horizon Active Asset Allocation Fund Portfolio Composition as of November 30, 2021:

% of Total Investments
Investment Companies	82.0%
Short-Term Investments	0.4%
Investments Purchased With Proceeds From Securities Lending	17.6%
100.0%

Horizon Active Risk Assist® Fund Portfolio Composition as of November 30, 2021:

% of Total Investments
Investment Companies	85.8%
Common Stocks	1.2%
Purchased Call Options	0.0%(a)
Purchased Put Options	0.1%
Short-Term Investments	0.5%
Investments Purchased With Proceeds From Securities Lending	12.4%
100.0%

Horizon Active Income Fund Portfolio Composition as of November 30, 2021:

% of Total Investments
Investment Companies	80.3%
Short-Term Investments	0.6%
Investments Purchased With Proceeds From Securities Lending	19.1%
100.0%

Horizon Active Dividend Fund Portfolio Composition as of November 30, 2021:

% of Total Investments
Common Stocks	87.4%
Preferred Stocks	0.3%
Short-Term Investments	1.6%
Investments Purchased With Proceeds From Securities Lending	10.7%
100.0%

Horizon Funds PORTFOLIO COMPOSITION (Unaudited) (Continued) November 30, 2021

Horizon Defined Risk Fund Portfolio Composition as of November 30, 2021:

% of Total Investments
Common Stocks	91.6%
Purchased Call Options	0.0%(a)
Purchased Put Options	1.9%
Short-Term Investments	1.7%
Investments Purchased With Proceeds From Securities Lending	4.8%
100.0%

Horizon U.S. Defensive Equity Fund Portfolio Composition as of November 30, 2021:

% of Total Investments
Common Stocks	91.5%
Short-Term Investments	0.6%
Investments Purchased With Proceeds From Securities Lending	7.9%
100.0%

Horizon ESG Defensive Core Fund Portfolio Composition as of November 30, 2021:

% of Total Investments
Common Stocks	88.5%
Short-Term Investments	1.7%
Investments Purchased With Proceeds From Securities Lending	9.8%
100.0%

Data expressed excludes written options. Please refer to the Portfolio of Investments in this report for a detailed analysis of the Funds’ holdings.

(a)	Rounds to less than 0.1%

Horizon Active Asset Allocation Fund

Portfolio of Investments

November 30, 2021

Shares		Value
	INVESTMENT COMPANIES - 99.6%
	Exchange Traded Funds - 99.6%
234,713	Invesco QQQ Trust Series 1 (a)	$92,434,674
471,534	Invesco S&P 500 Equal Weight ETF (a)	72,422,907
1,039,935	iShares Core MSCI International Developed Markets ETF	68,625,311
532,089	iShares Edge MSCI USA Quality Factor ETF (a)	75,040,512
731,945	iShares MSCI Eurozone ETF (a)	34,840,582
396,395	iShares MSCI USA Minimum Volatility ETF	30,110,164
286,159	iShares MSCI USA Momentum Factor ETF (a)	52,410,021
257,138	iShares Select Dividend ETF (a)	29,596,584
537,696	Principal US Mega-Cap ETF	22,674,640
107,218	Schwab U.S. Large-Cap Value ETF (a)	7,436,640
1,220,536	SPDR Portfolio S&P 400 Mid Cap ETF (a)	57,890,023
865,984	SPDR Portfolio S&P 500 Growth ETF (a)	61,380,946
1,220,444	SPDR Portfolio S&P 500 Value ETF (a)	48,146,516
54,024	SPDR S&P Kensho New Economies Composite ETF	3,312,211
878,339	Xtrackers MSCI USA ESG Leaders Equity ETF	37,584,126
184,595	Xtrackers S&P 500 ESG ETF (a)	7,592,392
608,811	WisdomTree U.S. Quality Dividend Growth Fund	37,654,960
	TOTAL INVESTMENT COMPANIES (Cost - $685,088,244)	739,153,209

	SHORT TERM INVESTMENTS - 0.5%
	Money Market Funds - 0.5%
3,597,009	First American Treasury Obligations Fund, Class X, 0.01% (b)	3,597,009
	TOTAL SHORT TERM INVESTMENTS (Cost - $3,597,009)	3,597,009

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 21.3%
158,269,436	Mount Vernon Liquid Assets Portfolio, LLC, 0.10% (b)	158,269,436
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $158,269,436)	158,269,436

	TOTAL INVESTMENTS - 121.4% (Cost - $846,954,689)	901,019,654
	Liabilities in Excess of Other Assets - (21.4)%	(158,715,293)
	NET ASSETS - 100.0%	$742,304,361

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is out on loan as of November 30, 2021.

(b)	Interest rate reflects the seven-day yield on November 30, 2021.

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS November 30, 2021

Shares		Value
	INVESTMENT COMPANIES - 98.0%
	Exchange Traded Funds - 98.0%
250,166	Invesco QQQ Trust Series 1 (f)	$98,520,374
698,133	Invesco S&P 500 Equal Weight ETF (f)	107,226,247
855,730	iShares Edge MSCI USA Quality Factor ETF	120,683,602
809,882	iShares MSCI EAFE Minimum Volatility ETF (f)	60,587,272
1,593,747	iShares MSCI USA Minimum Volatility ETF (f)	121,061,022
295,851	iShares MSCI USA Momentum Factor ETF (f)	54,185,111
310,155	iShares Select Dividend ETF	35,698,840
885,248	Principal US Mega-Cap ETF (f)	37,330,908
4,695,801	SPDR Portfolio Developed World ex-US ETF (f)	167,264,432
1,226,825	SPDR Portfolio S&P 400 Mid Cap ETF	58,188,310
1,218,624	SPDR Portfolio S&P 500 Growth ETF (e)	86,376,069
2,264,737	SPDR Portfolio S&P 500 Value ETF (f)	89,343,875
86,857	SPDR S&P Kensho New Economies Composite ETF	5,325,203
979,116	WisdomTree U.S. Quality Dividend Growth Fund (f)	60,558,325
1,412,582	Xtrackers MSCI USA ESG Leaders Equity ETF	60,444,384
296,873	Xtrackers S&P 500 ESG ETF (e)(f)	12,210,386
	TOTAL INVESTMENT COMPANIES (Cost - $1,067,405,308)	1,175,004,360

	COMMON STOCKS - 1.3%
	Accommodation and Food Services - 0.0% (b)
141	Caesars Entertainment, Inc. (a)(f)	12,700

	Advertising - 0.0% (b)
5,251	Interpublic Group of Cos., Inc. (f)	174,281
978	Omnicom Group, Inc. (f)	65,829
		240,110
	Aerospace/Defense - 0.0% (b)
163	General Dynamics Corp.	30,802
1,614	Howmet Aerospace, Inc. (f)	45,402
124	L3Harris Technologies, Inc. (f)	25,926
275	Teledyne Technologies, Inc. (a)	114,204
16	TransDigm Group, Inc. (a)	9,249
		225,583
	Agriculture - 0.0% (b)
189	Archer Daniels Midland Co. (f)	11,758
366	Philip Morris International, Inc.	31,454
		43,212
	Airlines - 0.0% (b)
1,181	Alaska Air Group, Inc. (a)	57,361
2,641	American Airlines Group, Inc. (a)(f)	46,719
353	Delta Air Lines, Inc. (a)	12,779
240	Southwest Airlines Co. (a)(f)	10,656

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
601	United Airlines Holdings, Inc. (a)(f)	$25,398
		152,913
	Apparel - 0.0% (b)
2,295	Hanesbrands, Inc. (f)	37,064
699	PVH Corp.	74,639
503	Ralph Lauren Corp., Class A (f)	58,368
2,612	Tapestry, Inc.	104,794
3,870	Under Armour, Inc., Class A (a)	91,293
105	VF Corp. (f)	7,532
		373,690
	Auto Manufacturers - 0.0% (b)
32	Cummins, Inc.	6,712
3,439	Ford Motor Co.	65,994
160	General Motors Co. (a)	9,259
85	PACCAR, Inc.	7,091
		89,056
	Auto Parts & Equipment - 0.0% (b)
224	Aptiv PLC (a)	35,918
678	BorgWarner, Inc. (f)	29,344
		65,262
	Banks - 0.1%
3,418	Bank of America Corp. (f)	151,998
630	Bank of New York Mellon Corp. (f)	34,518
777	Citizens Financial Group, Inc.	36,729
1,032	Comerica, Inc. (f)	85,171
686	Fifth Third Bancorp	28,915
212	First Republic Bank	44,448
171	Goldman Sachs Group, Inc.	65,149
2,458	Huntington Bancshares, Inc. (f)	36,477
1,465	KeyCorp (f)	32,875
180	M&T Bank Corp. (f)	26,390
945	Morgan Stanley	89,605
159	Northern Trust Corp.	18,396
42	PNC Financial Services Group, Inc.	8,274
1,702	Regions Financial Corp. (f)	38,721
163	State Street Corp.	14,502
110	SVB Financial Group (a)(f)	76,156
111	Truist Financial Corp.	6,583
1,394	Wells Fargo & Co.	66,605
1,454	Zions Bancorp NA (f)	91,718
		953,230
	Beverages - 0.0% (b)
85	Brown-Forman Corp., Class B	5,981

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
35	Constellation Brands, Inc., Class A	$7,886
926	Molson Coors Brewing Co., Class B (f)	41,151
69	Monster Beverage Corp. (a)	5,781
302	PepsiCo, Inc. (f)	48,254
		109,053
	Biotechnology - 0.0% (b)
22	Biogen, Inc. (a)	5,186
34	Bio-Rad Laboratories, Inc., Class A (a)	25,609
337	Corteva, Inc.	15,165
23	Illumina, Inc. (a)	8,403
164	Incyte Corp. (a)	11,106
8	Regeneron Pharmaceuticals, Inc. (a)	5,092
15	Vertex Pharmaceuticals, Inc. (a)	2,804
		73,365
	Building Materials - 0.0% (b)
708	Carrier Global Corp.	38,317
204	Fortune Brands Home & Security, Inc.	20,508
537	Johnson Controls International PLC	40,146
65	Martin Marietta Materials, Inc. (f)	26,228
247	Masco Corp. (f)	16,278
91	Vulcan Materials Co.	17,439
		158,916
	Chemicals - 0.1%
328	Albemarle Corp. (f)	87,409
144	Celanese Corp.	21,796
1,210	CF Industries Holdings, Inc.	73,314
119	Dow, Inc. (f)	6,536
239	Eastman Chemical Co.	24,925
136	FMC Corp. (f)	13,626
187	International Flavors & Fragrances, Inc.	26,586
117	Linde PLC	37,222
115	LyondellBasell Industries NV, Class A	10,020
1,908	Mosaic Co.	65,292
58	PPG Industries, Inc.	8,942
79	Sherwin-Williams Co. (f)	26,168
		401,836
	Commercial Services - 0.1%
65	Automatic Data Processing, Inc. (f)	15,008
19	Cintas Corp.	8,022
157	Equifax, Inc.	43,748
107	FleetCor Technologies, Inc. (a)	22,163
427	Gartner, Inc. (a)	133,331
52	Global Payments, Inc.	6,190
4,870	H&R Block, Inc.	115,322

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
82	IHS Markit, Ltd.	$10,481
26	MarketAxess Holdings, Inc. (f)	9,170
14	Moody’s Corp. (f)	5,469
2,966	Nielsen Holdings PLC (f)	56,829
685	Quanta Services, Inc.	77,939
778	Robert Half International, Inc.	86,490
144	United Rentals, Inc. (a)	48,778
38	Verisk Analytics, Inc.	8,545
		647,485
	Computers - 0.1%
285	Accenture PLC, Class A	101,859
198	Cognizant Technology Solutions Corp., Class A	15,440
7,007	DXC Technology Co. (a)	210,140
336	Fortinet, Inc. (a)(f)	111,589
4,488	Hewlett Packard Enterprise Co.	64,403
1,070	HP, Inc.	37,749
38	International Business Machines Corp.	4,450
424	Leidos Holdings, Inc.	37,274
1,485	NetApp, Inc. (f)	131,987
1,172	Western Digital Corp. (a)	67,788
		782,679
	Cosmetics/Personal Care - 0.0% (b)
18,481	Coty, Inc., Class A (a)(f)	179,820
98	Estee Lauder Cos., Inc., Class A (f)	32,543
401	Procter & Gamble Co. (f)	57,977
		270,340
	Distribution/Wholesale - 0.0% (b)
78	Copart, Inc. (a)	11,322
171	Fastenal Co.	10,118
1,092	LKQ Corp. (f)	61,043
32	WW Grainger, Inc.	15,405
		97,888
	Diversified Financial Services - 0.1%
76	Ameriprise Financial, Inc. (f)	22,010
91	Capital One Financial Corp.	12,788
224	CBOE Global Markets, Inc.	28,883
831	Charles Schwab Corp.	64,311
221	Discover Financial Services	23,835
1,029	Franklin Resources, Inc.	33,340
3,934	Invesco, Ltd.	87,846
209	Nasdaq, Inc.	42,475
610	Raymond James Financial, Inc.	59,957
525	Synchrony Financial (f)	23,515
56	T. Rowe Price Group, Inc.	11,197

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
2,503	Western Union Co. (f)	$39,597
		449,754
	Electric - 0.0% (b)
898	AES Corp.	20,995
314	Alliant Energy Corp. (f)	17,204
135	Ameren Corp. (f)	11,015
61	American Electric Power Co., Inc. (f)	4,944
1,497	CenterPoint Energy, Inc. (f)	38,787
188	CMS Energy Corp.	11,064
108	Consolidated Edison, Inc. (f)	8,385
76	DTE Energy Co.	8,234
202	Duke Energy Corp.	19,596
203	Edison International	13,252
105	Entergy Corp. (f)	10,536
195	Evergy, Inc. (f)	12,343
91	Eversource Energy	7,486
527	Exelon Corp. (f)	27,789
448	FirstEnergy Corp.	16,872
397	NextEra Energy, Inc. (f)	34,452
1,256	NRG Energy, Inc. (f)	45,241
335	Pinnacle West Capital Corp.	21,792
374	PPL Corp. (f)	10,408
139	Public Service Enterprise Group, Inc. (f)	8,686
49	Sempra Energy	5,874
70	WEC Energy Group, Inc.	6,085
84	Xcel Energy, Inc.	5,353
		366,393
	Electrical Components & Equipment - 0.0% (b)
92	AMETEK, Inc.	12,558
79	Emerson Electric Co.	6,939
		19,497
	Electronics - 0.0% (b)
247	Agilent Technologies, Inc.	37,272
229	Allegion PLC	28,314
302	Amphenol Corp., Class A (f)	24,335
112	Fortive Corp.	8,273
116	Garmin, Ltd. (f)	15,491
411	Keysight Technologies, Inc. (a)	79,931
12	Mettler-Toledo International, Inc. (a)	18,170
256	PerkinElmer, Inc. (f)	46,633
13	Roper Technologies, Inc.	6,034
164	TE Connectivity, Ltd.	25,245
44	Vontier Corp.	1,386

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
162	Waters Corp. (a)	$53,147
		344,231
	Engineering & Construction - 0.0% (b)
185	Jacobs Engineering Group, Inc. (f)	26,374

	Entertainment - 0.0% (b)
1,048	Live Nation Entertainment, Inc. (a)	111,769

	Environmental Control - 0.0% (b)
585	Pentair PLC	43,109
281	Republic Services, Inc.	37,165
250	Waste Management, Inc.	40,167
		120,441
	Finance and Insurance - 0.0% (b)
255	Brown & Brown, Inc. (f)	16,425

	Food - 0.0% (b)
352	Campbell Soup Co. (f)	14,196
379	Conagra Brands, Inc. (f)	11,579
107	General Mills, Inc. (f)	6,609
155	Hershey Co.	27,511
177	Hormel Foods Corp. (f)	7,328
162	J.M. Smucker Co.	20,488
169	Kellogg Co. (f)	10,339
215	Kraft Heinz Co. (f)	7,226
633	Kroger Co. (f)	26,289
380	Lamb Weston Holdings, Inc.	19,730
92	McCormick & Co., Inc.	7,895
113	Sysco Corp.	7,915
372	Tyson Foods, Inc., Class A	29,373
		196,478
	Forest Products & Paper - 0.0% (b)
310	International Paper Co.	14,111

	Gas - 0.0% (b)
181	Atmos Energy Corp.	16,348
1,068	NiSource, Inc. (f)	26,177
		42,525
	Hand/Machine Tools - 0.0% (b)
177	Snap-on, Inc. (f)	36,446
49	Stanley Black & Decker, Inc.	8,563
		45,009

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
	Healthcare Products - 0.0% (b)
83	ABIOMED, Inc. (a)	$26,127
33	Align Technology, Inc. (a)	20,180
82	Baxter International, Inc.	6,115
127	Boston Scientific Corp. (a)	4,835
44	Cooper Cos., Inc. (f)	16,565
178	Danaher Corp.	57,252
626	Dentsply Sirona, Inc.	30,511
369	Edwards Lifesciences Corp. (a)	39,597
245	Hologic, Inc. (a)	18,309
56	IDEXX Laboratories, Inc. (a)	34,052
146	ResMed, Inc.	37,208
109	STERIS PLC	23,820
51	Teleflex, Inc.	15,168
98	West Pharmaceutical Services, Inc.	43,381
70	Zimmer Biomet Holdings, Inc.	8,372
		381,492
	Healthcare Services - 0.0% (b)
17	Anthem, Inc. (f)	6,906
153	Centene Corp. (a)	10,926
310	DaVita, Inc. (a)	29,295
232	HCA Healthcare, Inc.	52,337
14	Humana, Inc.	5,876
143	IQVIA Holdings, Inc. (a)	37,055
82	Laboratory Corp. of America Holdings (a)	23,397
153	Quest Diagnostics, Inc. (f)	22,748
282	Universal Health Services, Inc., Class B	33,482
		222,022
	Home Builders - 0.0% (b)
100	DR Horton, Inc. (f)	9,770
103	Lennar Corp., Class A (f)	10,820
10	NVR, Inc. (a)(f)	52,253
358	PulteGroup, Inc.	17,911
		90,754
	Home Furnishings - 0.0% (b)
861	Leggett & Platt, Inc. (f)	34,776
100	Whirlpool Corp. (f)	21,774
		56,550
	Household Products/Wares - 0.0% (b)
163	Avery Dennison Corp.	33,426
107	Church & Dwight Co., Inc. (f)	9,564
40	Clorox Co. (f)	6,514

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
31	Kimberly-Clark Corp.	$4,040
		53,544
	Housewares - 0.0% (b)
1,591	Newell Brands, Inc. (f)	34,159

	Information - 0.0% (b)
8	Kyndryl Holdings, Inc. (a)	120
4,514	Lumen Technologies, Inc. (f)	55,703
		55,823
	Insurance - 0.1%
210	Aflac, Inc. (f)	11,369
76	Allstate Corp. (f)	8,263
774	American International Group, Inc. (f)	40,712
157	Aon PLC, Class A (f)	46,436
232	Arthur J Gallagher & Co.	37,793
230	Assurant, Inc.	34,983
32	Chubb Ltd.	5,743
208	Cincinnati Financial Corp.	23,691
123	Everest Re Group Ltd.	31,535
297	Globe Life, Inc.	25,702
431	Hartford Financial Services Group, Inc.	28,489
1,060	Lincoln National Corp. (f)	70,310
597	Loews Corp.	31,916
298	Marsh & McLennan Cos., Inc.	48,878
162	MetLife, Inc.	9,503
478	Principal Financial Group, Inc. (f)	32,781
126	Prudential Financial, Inc.	12,885
66	Travelers Cos., Inc. (f)	9,699
3,507	Unum Group (f)	81,012
299	WR Berkley Corp.	22,915
		614,615
	Internet - 0.1%
85	Alphabet, Inc., Class A (a)	241,226
281	CDW Corp.	53,210
446	eBay, Inc.	30,087
159	Expedia Group, Inc. (a)	25,613
562	F5 Networks, Inc. (a)(f)	127,900
98	Netflix, Inc. (a)(f)	62,906
1,924	NortonLifeLock, Inc. (f)	47,812
351	Twitter, Inc. (a)	15,423
102	VeriSign, Inc. (a)	24,471
		628,648
	Iron/Steel - 0.0% (b)
527	Nucor Corp.	55,999

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
	Leisure Time - 0.0% (b)
1,633	Carnival Corp. (a)(f)	$28,774
3,163	Norwegian Cruise Line Holdings Ltd. (a)(f)	61,710
243	Royal Caribbean Cruises Ltd. (a)	16,966
		107,450
	Lodging - 0.0% (b)
230	Hilton Worldwide Holdings, Inc. (a)	31,066
122	Las Vegas Sands Corp. (a)	4,346
67	Marriott International, Inc., Class A (a)(f)	9,887
1,209	MGM Resorts International (f)	47,852
344	Wynn Resorts Ltd. (a)(f)	27,867
		121,018
	Machinery - Diversified - 0.0% (b)
210	Dover Corp.	34,409
1,894	Flowserve Corp. (f)	56,782
82	IDEX Corp.	18,416
378	Ingersoll Rand, Inc. (f)	22,053
120	Otis Worldwide Corp.	9,648
91	Rockwell Automation, Inc.	30,594
276	Wabtec Corp.	24,501
276	Xylem, Inc. (f)	33,426
		229,829
	Manufacturing - 0.1%
195	AstraZeneca PLC ADR	10,692
34	Bio-Techne Corp.	16,049
79	Enphase Energy, Inc. (a)	19,750
52	Generac Holdings, Inc. (a)(f)	21,905
246	Moderna, Inc. (a)	86,698
31	Monolithic Power Systems, Inc.	17,157
3,920	NOV, Inc. (f)	46,726
842	Seagate Technology Holdings Plc	86,448
28	Sylvamo Corp. (a)	848
211	Tesla, Inc. (a)(f)	241,544
		547,817
	Media - 0.0% (b)
7	Charter Communications, Inc., Class A (a)(f)	4,524
2,226	Discovery, Inc., Class A (a)(f)	51,799
1,124	DISH Network Corp., Class A (a)(f)	35,125
1,591	Fox Corp., Class A (f)	56,815
4,713	News Corp., Class A	101,895
960	ViacomCBS, Inc., Class B	29,712
		279,870

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
	Mining - 0.0% (b)
1,068	Freeport-McMoRan, Inc. (a)(f)	$39,601
63	Newmont Goldcorp Corp.	3,460
		43,061
	Mining, Quarrying, and Oil and Gas Extraction - 0.0% (b)
3,851	APA Corp. (f)	99,240

	Miscellaneous Manufacturing - 0.0% (b)
440	AO Smith Corp.	34,782
214	Eaton Corp PLC	34,681
40	Parker-Hannifin Corp.	12,083
909	Textron, Inc.	64,357
56	Trane Technologies PLC	10,452
		156,355
	Office/Business Equipment - 0.0% (b)
7,129	Xerox Holdings Corp. (f)	131,316
176	Zebra Technologies Corp., Class A (a)	103,625
		234,941
	Oil & Gas - 0.1%
1,162	Cabot Oil & Gas Corp. (f)	23,333
1,574	ConocoPhillips (f)	110,385
6,000	Devon Energy Corp. (f)	252,360
1,293	Diamondback Energy, Inc. (f)	138,002
206	EOG Resources, Inc.	17,922
343	Hess Corp.	25,560
2,487	HollyFrontier Corp. (f)	80,380
12,227	Marathon Oil Corp.	189,396
296	Marathon Petroleum Corp. (f)	18,012
2,251	Occidental Petroleum Corp. (f)	66,742
133	Phillips 66	9,200
129	Pioneer Natural Resources Co. (f)	23,003
196	Valero Energy Corp.	13,120
		967,415
	Oil & Gas Services - 0.0% (b)
1,339	Baker Hughes & GE Co., Class A (f)	31,252
1,166	Halliburton Co. (f)	25,174
420	Schlumberger, Ltd.	12,045
8,886	TechnipFMC PLC (a)	50,384
		118,855
	Packaging & Containers - 0.0% (b)
1,078	Amcor PLC	12,203
91	Ball Corp.	8,504
185	Packaging Corp of America	24,159

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
1,116	Sealed Air Corp. (f)	$69,326
668	Westrock Co.	28,984
		143,176
	Pharmaceuticals - 0.0% (b)
142	AmerisourceBergen Corp.	16,437
18	Becton Dickinson & Co.	4,269
413	Cardinal Health, Inc.	19,093
27	Cigna Corp.	5,181
481	CVS Health Corp.	42,838
70	DexCom, Inc. (a)(f)	39,381
476	Eli Lilly & Co.	118,067
534	Henry Schein, Inc. (a)	37,946
73	McKesson Corp.	15,824
910	Perrigo Co. PLC	33,406
2,395	Viatris, Inc.	29,482
		361,924
	Pipelines - 0.0% (b)
478	Kinder Morgan, Inc. (f)	7,390
609	ONEOK, Inc.	36,442
340	Williams Cos., Inc. (f)	9,109
		52,941
	Professional, Scientific, and Technical Services - 0.0% (b)
47	Charles River Laboratories International, Inc. (a)	17,196
1,777	Technip Energies NV ADR (a)	23,989
		41,185
	Real Estate - 0.0% (b)
522	CBRE Group, Inc., Class A (a)	49,888

	Real Estate Investment Trusts - 0.1%
63	Alexandria Real Estate Equities, Inc.	12,604
1,156	Apartment Income REIT Corp.	58,679
1,156	Apartment Investment and Management Co., Class A (a)	8,566
173	AvalonBay Communities, Inc.	41,324
196	Boston Properties, Inc. (f)	21,137
36	Digital Realty Trust, Inc. (f)	6,039
399	Duke Realty Corp.	23,274
483	Equity Residential	41,205
127	Essex Property Trust, Inc.	43,109
255	Extra Space Storage, Inc. (f)	51,000
486	Federal Realty Investment Trust (f)	59,618
527	Healthpeak Properties, Inc. (f)	17,317
2,609	Host Hotels & Resorts, Inc. (a)(f)	40,961
945	Iron Mountain, Inc. (f)	42,941
3,685	Kimco Realty Corp.	82,618

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
244	Mid-America Apartment Communities, Inc. (f)	$50,325
16	Orion Office REIT, Inc. (a)	284
24	Public Storage	7,857
160	Realty Income Corp. (f)	10,867
834	Regency Centers Corp.	57,830
19	SBA Communications Corp.	6,532
341	Simon Property Group, Inc. (f)	52,118
1,301	SL Green Realty Corp. (f)	90,328
965	UDR, Inc.	54,744
309	Ventas, Inc. (f)	14,498
936	Vornado Realty Trust (f)	37,571
164	Welltower, Inc.	13,058
349	Weyerhaeuser Co. (f)	13,126
		959,530
	Retail - 0.1%
188	Advance Auto Parts, Inc. (f)	41,495
20	AutoZone, Inc. (a)	36,341
67	Best Buy Co., Inc.	7,160
122	CarMax, Inc. (a)	17,233
16	Chipotle Mexican Grill, Inc. (a)(f)	26,295
144	Costco Wholesale Corp.	77,671
171	Darden Restaurants, Inc. (f)	23,589
19	Dollar General Corp.	4,205
109	Dollar Tree, Inc. (a)	14,587
28	Domino’s Pizza, Inc.	14,676
1,901	Gap, Inc.	31,424
150	Genuine Parts Co. (f)	19,161
3,014	Kohl’s Corp. (f)	154,407
48	O’Reilly Automotive, Inc. (a)	30,632
69	Ross Stores, Inc. (f)	7,527
235	Target Corp.	57,302
86	Tractor Supply Co.	19,378
117	Ulta Beauty, Inc. (a)	44,922
80	Yum! Brands, Inc. (f)	9,827
		637,832
	Retail Trade - 0.0% (b)
982	Bath & Body Works, Inc. (a)	73,778
69	Etsy, Inc. (a)(f)	18,946
257	Victoria’s Secret & Co. (a)(f)	13,950
		106,674
	Savings & Loans - 0.0% (b)
4,537	People’s United Financial, Inc.	77,310

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
	Semiconductors - 0.1%
446	Advanced Micro Devices, Inc. (a)	$70,633
102	Analog Devices, Inc. (f)	18,386
158	Applied Materials, Inc.	23,256
349	IPG Photonics Corp. (a)(f)	57,302
92	KLA Corp.	37,548
31	Lam Research Corp.	21,075
398	Microchip Technology, Inc. (f)	33,205
178	Micron Technology, Inc.	14,952
955	NVIDIA Corp. (f)	312,056
257	Qorvo, Inc. (a)	37,581
35	QUALCOMM, Inc. (f)	6,320
155	Skyworks Solutions, Inc.	23,507
27	Texas Instruments, Inc.	5,194
203	Xilinx, Inc.	46,375
		707,390
	Shipbuilding - 0.0% (b)
242	Huntington Ingalls Industries, Inc.	42,957

	Software - 0.1%
101	Activision Blizzard, Inc.	5,919
242	Akamai Technologies, Inc. (a)	27,273
59	ANSYS, Inc. (a)	23,097
43	Autodesk, Inc. (a)(f)	10,930
252	Broadridge Financial Solutions, Inc.	42,480
286	Cadence Design Systems, Inc. (a)	50,754
183	Cerner Corp.	12,892
215	Citrix Systems, Inc. (f)	17,292
105	Electronic Arts, Inc. (f)	13,043
37	Fidelity National Information Services, Inc.	3,867
73	Fiserv, Inc. (a)(f)	7,046
162	Intuit, Inc.	105,673
247	Jack Henry & Associates, Inc. (f)	37,453
750	Microsoft Corp.	247,943
76	MSCI, Inc.	47,838
1,352	Oracle Corp.	122,680
430	Paychex, Inc.	51,256
109	Paycom Software, Inc. (a)	47,685
12	ServiceNow, Inc. (a)	7,772
79	Synopsys, Inc. (a)	26,939
165	Take-Two Interactive Software, Inc. (a)	27,370
106	Tyler Technologies, Inc. (a)	55,012
		992,214
	Telecommunications - 0.0% (b)
892	Arista Networks, Inc. (a)(f)	110,661

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares			Value
1,290	Cisco Systems, Inc.		$70,744
662	Corning, Inc.		24,554
3,496	Juniper Networks, Inc. (f)		108,830
228	Motorola Solutions, Inc.		57,725
			372,514
	Textiles - 0.0% (b)
303	Mohawk Industries, Inc. (a)		50,865

	Toys/Games/Hobbies - 0.0% (b)
248	Hasbro, Inc.		24,034

	Transportation - 0.0% (b)
140	CH Robinson Worldwide, Inc. (f)		13,313
148	Expeditors International of Washington, Inc.		18,000
189	JB Hunt Transport Services, Inc. (f)		36,129
125	Old Dominion Freight Line, Inc.		44,396
			111,838
	Transportation and Warehousing - 0.0% (b)
38	DT Midstream, Inc.		1,743

	Water - 0.0% (b)
143	American Water Works Co., Inc.		24,106
	TOTAL COMMON STOCKS (Cost - $13,517,985)		16,307,903

Contracts		Notional Amount
	PURCHASED OPTIONS - 0.1% (a)(c)
	PURCHASED CALL OPTIONS - 0.0% (b)
	iShares Russell 2000 ETF (g)
5,000	Expiration: December 2021, Exercise Price: $235	$109,085,000	30,000
	US Global Jets ETF
2,500	Expiration: January 2022, Exercise Price: $26	5,072,500	21,250
5,000	Expiration: January 2022, Exercise Price: $28	10,145,000	22,500
	TOTAL PURCHASED CALL OPTIONS (Cost - $796,992)		73,750

	PURCHASED PUT OPTIONS - 0.1%
	iShares China Large-Cap ETF
6,000	Expiration: December 2021, Exercise Price: $37	22,914,000	414,000
	SPDR S&P 500 ETF Trust
3,000	Expiration: December 2021, Exercise Price: $400	136,668,000	652,500
	CBOE Volatility Index (g)
10,000	Expiration: December 2021, Exercise Price $16	27,190,000	75,000
	TOTAL PURCHASED PUT OPTIONS (Cost - $3,979,577)		1,141,500
	TOTAL PURCHASED OPTIONS (Cost - $4,776,569)		1,215,250

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares			Value
	SHORT TERM INVESTMENTS - 0.6%
	Money Market Funds - 0.6%
7,078,313	First American Treasury Obligations Fund, Class X, 0.01% (d)		$7,078,313
	TOTAL SHORT TERM INVESTMENTS (Cost - $7,078,313)		7,078,313

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 14.2%
170,010,841	Mount Vernon Liquid Assets Portfolio, LLC, 0.10% (d)		170,010,841
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $170,010,841)		170,010,841

	TOTAL INVESTMENTS - 114.2% (Cost - $1,262,789,016)		1,369,616,667
	Liabilities in Excess of Other Assets - (14.2)%		(170,357,760)
	NET ASSETS - 100.0%		$1,199,258,907

Contracts		Notional Value
	SCHEDULE OF WRITTEN OPTIONS - 0.0% (a)(b)(c)
	SCHEDULE OF WRITTEN CALL OPTIONS - 0.0% (b)
10,000	iShares Russell 2000 ETF
	Expiration: December 2021, Exercise Price $240	218,170,000	15,000
	TOTAL WRITTEN CALL OPTIONS (Premiums Received $187,027)		15,000

	SCHEDULE OF WRITTEN PUT OPTIONS - 0.0% (b)
15,000	CBOE Volatility Index
	Expiration: December 2021, Exercise Price $15	40,785,000	37,500
	TOTAL WRITTEN PUT OPTIONS (Premiums Received $116,735)		37,500
	TOTAL OPTIONS WRITTEN (Premiums Received $303,762)		$52,500

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	Rounds to less than 0.1%

(c)	Each option is exercisable into 100 shares of the underlying security.

(d)	Interest rate reflects seven-day yield on November 30, 2021.

(e)

All or a portion of the security is segregated as collateral for written options. The value of the securities segregated as collateral for written options is $25,145,350, which is 2.1% of total net assets.

(f)	All or a portion of this security is out on loan as of November 30, 2021.

(g)	Held in connection with a written option, see Schedule of Written Options for more details.

See accompanying notes to financial statements.

Horizon Active Income Fund PORTFOLIO OF INVESTMENTS November 30, 2021

Shares		Value
	INVESTMENT COMPANIES - 99.5%
	Exchange Traded Funds - 99.5%
392,784	Columbia Diversified Fixed Income Allocation ETF	$8,303,454
1,061,733	First Trust TCW Opportunistic Fixed Income ETF	56,760,246
637,720	Hartford Total Return Bond ETF (b)	25,897,809
1,458,618	Invesco Preferred ETF (b)	21,368,754
266,514	iShares 7-10 Year Treasury Bond ETF (b)	30,862,321
379,934	iShares Core U.S. Aggregate Bond ETF	43,605,025
247,943	iShares iBoxx Investment Grade Corporate Bond ETF (b)	32,991,296
373,097	Janus Henderson Mortgage-Backed Securities ETF	19,725,638
103,197	Overlay Shares Core Bond ETF (b)	2,685,041
576,060	SPDR Blackstone / GSO Senior Loan ETF	26,130,082
101,807	SPDR Bloomberg Barclays Convertible Securities ETF (b)	8,546,698
848,880	SPDR Portfolio Intermediate Term Corporate Bond ETF	30,729,456
635,414	SPDR Portfolio Long Term Treasury ETF	27,373,635
1,340,399	VanEck Fallen Angel High Yield Bond ETF	43,455,736
415,018	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	21,539,102
940,234	Xtrackers USD High Yield Corporate Bond ETF (b)	36,838,368
	TOTAL INVESTMENT COMPANIES (Cost - $438,030,063)	436,812,661

	SHORT TERM INVESTMENTS - 0.7%
	Money Market Funds - 0.7%
3,159,805	First American Treasury Obligations Fund, Class X, 0.01% (a)	3,159,805
	TOTAL SHORT TERM INVESTMENTS (Cost - $3,159,805)	3,159,805

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 23.6%
103,644,441	Mount Vernon Liquid Assets Portfolio, LLC, 0.10% (a)	103,644,441
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $103,644,441)	103,644,441

	TOTAL INVESTMENTS - 123.8% (Cost - $544,834,309)	543,616,907
	Liabilities in Excess of Other Assets - (23.8)%	(104,404,027)
	NET ASSETS - 100.0%	$439,212,880

Percentages are stated as a percent of net assets.

(a)	Interest rate reflects seven-day yield on November 30, 2021.

(b)	All or a portion of this security is out on loan as of November 30, 2021.

See accompanying notes to financial statements.

Horizon Active Dividend Fund PORTFOLIO OF INVESTMENTS November 30, 2021

Shares		Value
	COMMON STOCKS - 97.5%
	Aerospace/Defense - 2.0%
8,041	Lockheed Martin Corp.	$2,680,226

	Beverages - 4.3%
56,569	Coca-Cola Co.	2,967,044
17,676	PepsiCo, Inc. (a)	2,824,271
		5,791,315
	Biotechnology - 2.0%
13,362	Amgen, Inc.	2,657,435

	Chemicals - 1.6%
6,637	Linde PLC	2,111,495

	Commercial Services - 0.9%
5,224	Automatic Data Processing, Inc.	1,206,169

	Computers - 2.3%
8,484	Accenture PLC, Class A	3,032,182

	Cosmetics/Personal Care - 3.4%
31,784	Procter & Gamble Co. (a)	4,595,331

	Diversified Financial Services - 3.2%
1,919	BlackRock, Inc.	1,735,946
13,028	T. Rowe Price Group, Inc.	2,604,949
		4,340,895
	Electronics - 1.3%
8,732	Honeywell International, Inc.	1,765,960

	Finance and Insurance - 5.5%
30,957	Ares Management Corp.	2,512,470
34,122	Blackstone, Inc. (a)	4,826,557
		7,339,027
	Hand/Machine Tools - 1.9%
12,640	Snap-on, Inc. (a)	2,602,702

	Healthcare Products - 2.9%
22,452	Abbott Laboratories	2,823,788
4,722	Stryker Corp.	1,117,367
		3,941,155
	Healthcare Services - 5.0%
3,200	Anthem, Inc.	1,299,936

See accompanying notes to financial statements.

Horizon Active Dividend Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
12,251	UnitedHealth Group, Inc.	$5,442,139
		6,742,075
	Insurance - 2.0%
24,289	Allstate Corp.	2,640,700

	Machinery - Construction & Mining - 1.0%
6,774	Caterpillar, Inc.	1,309,753

	Machinery - Diversified - 1.0%
3,889	Deere & Co.	1,343,805

	Manufacturing - 5.0%
57,750	Taiwan Semiconductor Manufacturing Co Ltd.	6,765,412

	Media - 2.3%
61,423	Comcast Corp.	3,069,921

	Mining - 4.0%
47,459	Newmont Goldcorp Corp.	2,606,448
46,277	Southern Copper Corp.	2,707,205
		5,313,653
	Mining, Quarrying, and Oil and Gas Extraction - 1.8%
48,241	Agnico Eagle Mines Ltd.	2,402,402

	Miscellaneous Manufacturing - 0.9%
7,501	3M Co.	1,275,470

	Oil & Gas - 9.3%
133,442	Coterra Energy, Inc. (a)	2,679,515
25,019	Chevron Corp.	2,823,895
65,033	Devon Energy Corp. (a)	2,735,288
30,532	EOG Resources, Inc.	2,656,284
33,587	Total Energies ADR	1,544,666
		12,439,648
	Pharmaceuticals - 7.1%
12,636	Eli Lilly & Co.	3,134,234
31,631	Merck & Co., Inc.	2,369,478
75,689	Pfizer, Inc.	4,066,770
		9,570,482
	Real Estate Investment Trusts - 2.1%
10,679	American Tower Corp.	2,803,024

	Retail - 10.9%
18,709	Darden Restaurants, Inc.	2,580,907

See accompanying notes to financial statements.

Horizon Active Dividend Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
13,234	Home Depot, Inc. (a)	$5,301,673
5,960	Target Corp.	1,453,286
37,783	Walmart, Inc. (a)	5,313,423
		14,649,289
	Semiconductors - 8.4%
6,616	Analog Devices, Inc.	1,192,534
4,829	Broadcom, Inc.	2,673,721
52,015	Intel Corp.	2,559,138
13,487	QUALCOMM, Inc. (a)	2,435,213
12,331	Texas Instruments, Inc.	2,372,114
		11,232,720
	Telecommunications - 2.3%
55,722	Cisco Systems, Inc.	3,055,794

	Transportation - 3.1%
8,030	Union Pacific Corp.	1,892,189
11,247	United Parcel Service, Inc.	2,231,068
		4,123,257
	TOTAL COMMON STOCKS (Cost - $129,201,166)	130,801,297

	PREFERRED STOCKS - 0.3%
	Manufacturing - 0.3%
2,600	Energizer Holdings, Inc.	214,604
9,473	Pitney Bowes, Inc.	233,604
	TOTAL PREFERRED STOCKS (Cost - $400,221)	448,208

See accompanying notes to financial statements.

Horizon Active Dividend Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
	SHORT TERM INVESTMENTS - 1.8%
	Money Market Funds - 1.8%
2,462,029	First American Treasury Obligations Fund, Class X, 0.01% (b)	$2,462,029
	TOTAL SHORT TERM INVESTMENTS (Cost - $2,462,029)	2,462,029

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 11.9%
15,981,467	Mount Vernon Liquid Assets Portfolio, LLC, 0.10% (b)	15,981,467
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $15,981,467)	15,981,467

	TOTAL INVESTMENTS - 111.5% (Cost - $148,044,883)	149,693,001
	Liabilities in Excess of Other Assets - (11.5)%	(15,482,549)
	NET ASSETS - 100.0%	$134,210,452

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	All or a portion of this security is out on loan as of November 30, 2021.

(b)	Interest rate reflects seven-day yield on November 30, 2021.

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS November 30, 2021

Shares		Value
	COMMON STOCKS - 98.9%
	Accommodation and Food Services - 0.1%
1,425	Caesars Entertainment, Inc. (a)(d)	$128,350
1,016	Penn National Gaming, Inc. (a)(d)	52,049
		180,399
	Advertising - 0.1%
2,679	Interpublic Group of Cos., Inc. (d)	88,916
1,463	Omnicom Group, Inc. (d)	98,475
		187,391
	Aerospace/Defense - 1.0%
3,747	Boeing Co. (a)	741,344
1,581	General Dynamics Corp.	298,762
2,636	Howmet Aerospace, Inc.	74,151
1,374	L3Harris Technologies, Inc.	287,276
1,682	Lockheed Martin Corp. (f)	560,644
1,029	Northrop Grumman Corp. (f)	358,915
319	Teledyne Technologies, Inc. (a)	132,477
357	TransDigm Group, Inc. (a)	206,364
		2,659,933
	Agriculture - 0.6%
12,622	Altria Group, Inc. (f)	538,202
3,818	Archer Daniels Midland Co.	237,518
10,681	Philip Morris International, Inc. (f)	917,925
		1,693,645
	Airlines - 0.2%
853	Alaska Air Group, Inc. (a)	41,430
4,402	American Airlines Group, Inc. (a)	77,871
4,360	Delta Air Lines, Inc. (a)	157,832
4,036	Southwest Airlines Co. (a)	179,199
2,182	United Airlines Holdings, Inc. (a)	92,211
		548,543
	Apparel - 0.7%
2,384	Hanesbrands, Inc. (d)	38,502
8,736	Nike, Inc., Class B	1,478,481
486	PVH Corp.	51,895
331	Ralph Lauren Corp., Class A (d)	38,409
1,898	Tapestry, Inc.	76,148
1,292	Under Armour, Inc., Class A (a)	30,478
1,341	Under Armour, Inc., Class C (a)	26,914
2,207	VF Corp.	158,308
		1,899,135
	Auto Manufacturers - 0.6%
983	Cummins, Inc.	206,184

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
26,660	Ford Motor Co. (f)	$511,605
9,884	General Motors Co. (a)(f)	571,987
2,382	PACCAR, Inc.	198,707
		1,488,483
	Auto Parts & Equipment - 0.1%
1,843	Aptiv PLC (a)	295,525
1,644	BorgWarner, Inc. (d)	71,152
		366,677
	Banks - 4.8%
50,394	Bank of America Corp.	2,241,021
5,420	Bank of New York Mellon Corp.	296,962
13,796	Citigroup, Inc.	878,805
2,903	Citizens Financial Group, Inc.	137,225
911	Comerica, Inc. (d)	75,185
4,711	Fifth Third Bancorp	198,569
1,198	First Republic Bank	251,173
2,294	Goldman Sachs Group, Inc. (f)	873,991
10,061	Huntington Bancshares, Inc. (d)	149,305
20,364	JPMorgan Chase & Co.	3,234,414
6,516	KeyCorp	146,219
877	M&T Bank Corp. (d)	128,577
9,930	Morgan Stanley	941,562
1,423	Northern Trust Corp.	164,641
2,900	PNC Financial Services Group, Inc. (f)	571,300
6,501	Regions Financial Corp. (d)	147,898
2,493	State Street Corp.	221,802
399	SVB Financial Group (a)	276,240
9,094	Truist Financial Corp. (f)	539,365
28,101	Wells Fargo & Co.	1,342,666
1,105	Zions Bancorp NA	69,703
		12,886,623
	Beverages - 1.3%
1,251	Brown-Forman Corp., Class B	88,020
26,612	Coca-Cola Co.	1,395,799
1,151	Constellation Brands, Inc., Class A	259,355
1,296	Molson Coors Brewing Co., Class B (d)	57,594
2,548	Monster Beverage Corp. (a)	213,472
9,496	PepsiCo, Inc.	1,517,271
		3,531,511
	Biotechnology - 1.2%
3,888	Amgen, Inc.	773,246
1,026	Biogen, Inc. (a)	241,869
146	Bio-Rad Laboratories, Inc., Class A (a)	109,967
4,996	Corteva, Inc.	224,820

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
8,586	Gilead Sciences, Inc. (f)	$591,833
1,003	Illumina, Inc. (a)(f)	366,426
1,285	Incyte Corp. (a)	87,020
720	Regeneron Pharmaceuticals, Inc. (a)(f)	458,302
1,777	Vertex Pharmaceuticals, Inc. (a)	332,192
		3,185,675
	Building Materials - 0.5%
5,940	Carrier Global Corp.	321,473
942	Fortune Brands Home & Security, Inc.	94,699
4,874	Johnson Controls International PLC (f)	364,380
425	Martin Marietta Materials, Inc.	171,492
1,696	Masco Corp.	111,766
907	Vulcan Materials Co.	173,818
		1,237,628
	Chemicals - 1.5%
1,509	Air Products & Chemicals, Inc. (f)	433,747
795	Albemarle Corp. (d)	211,860
757	Celanese Corp.	114,580
1,458	CF Industries Holdings, Inc.	88,340
5,078	Dow, Inc.	278,935
3,565	DuPont de Nemours, Inc.	263,667
928	Eastman Chemical Co.	96,781
879	FMC Corp.	88,067
1,706	International Flavors & Fragrances, Inc.	242,542
3,525	Linde PLC (f)	1,121,443
1,770	LyondellBasell Industries NV, Class A	154,220
2,340	Mosaic Co.	80,075
1,623	PPG Industries, Inc.	250,218
1,650	Sherwin-Williams Co. (f)	546,546
		3,971,021
	Commercial Services - 2.2%
2,898	Automatic Data Processing, Inc. (f)	669,119
597	Cintas Corp.	252,047
1,704	Ecolab, Inc. (f)	377,385
833	Equifax, Inc.	232,116
565	FleetCor Technologies, Inc. (a)	117,028
571	Gartner, Inc. (a)	178,295
2,004	Global Payments, Inc.	238,556
2,727	IHS Markit, Ltd.	348,565
259	MarketAxess Holdings, Inc.	91,347
1,108	Moody’s Corp. (f)	432,829
2,442	Nielsen Holdings PLC (d)	46,789
8,033	PayPal Holdings, Inc. (a)	1,485,221
949	Quanta Services, Inc.	107,977

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
762	Robert Half International, Inc.	$84,712
1,524	Rollins, Inc.	50,719
1,647	S&P Global, Inc. (d)	750,587
493	United Rentals, Inc. (a)	166,999
1,103	Verisk Analytics, Inc.	248,032
		5,878,323
	Computers - 8.0%
4,331	Accenture PLC, Class A (f)	1,547,899
107,399	Apple, Inc. (f)	17,753,055
3,591	Cognizant Technology Solutions Corp., Class A	280,026
1,715	DXC Technology Co. (a)	51,433
924	Fortinet, Inc. (a)	306,870
8,905	Hewlett Packard Enterprise Co.	127,787
8,186	HP, Inc.	288,802
6,132	International Business Machines Corp. (f)	718,057
916	Leidos Holdings, Inc.	80,526
1,526	NetApp, Inc.	135,631
2,078	Western Digital Corp. (a)	120,191
		21,410,277
	Cosmetics/Personal Care - 1.3%
5,788	Colgate-Palmolive Co. (f)	434,215
1,583	Estee Lauder Cos., Inc., Class A (f)	525,667
16,636	Procter & Gamble Co.	2,405,233
		3,365,115
	Distribution/Wholesale - 0.3%
1,436	Copart, Inc. (a)	208,450
3,927	Fastenal Co.	232,360
1,850	LKQ Corp.	103,415
299	WW Grainger, Inc.	143,942
		688,167
	Diversified Financial Services - 3.5%
4,378	American Express Co. (f)	666,769
773	Ameriprise Financial, Inc.	223,861
975	BlackRock, Inc. (f)	881,995
3,041	Capital One Financial Corp. (f)	427,352
728	CBOE Global Markets, Inc.	93,868
10,222	Charles Schwab Corp. (f)	791,081
2,459	CME Group, Inc. (f)	542,259
2,038	Discover Financial Services	219,798
1,871	Franklin Resources, Inc.	60,620
3,847	Intercontinental Exchange, Inc. (f)	502,880
2,322	Invesco, Ltd.	51,850
5,965	MasterCard, Inc., Class A	1,878,498
794	Nasdaq, Inc.	161,365

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
1,264	Raymond James Financial, Inc.	$124,239
3,881	Synchrony Financial	173,830
1,549	T. Rowe Price Group, Inc.	309,722
11,550	Visa, Inc. (d)	2,238,043
2,781	Western Union Co. (d)	43,995
		9,392,025
	Electric - 2.2%
4,527	AES Corp.	105,841
1,715	Alliant Energy Corp.	93,965
1,765	Ameren Corp.	144,006
3,438	American Electric Power Co., Inc.	278,650
3,997	CenterPoint Energy, Inc. (d)	103,562
1,990	CMS Energy Corp.	117,111
2,365	Consolidated Edison, Inc.	183,619
5,542	Dominion Energy, Inc. (f)	394,590
1,325	DTE Energy Co.	143,550
5,272	Duke Energy Corp. (f)	511,437
2,597	Edison International	169,532
1,376	Entergy Corp.	138,068
1,566	Evergy, Inc. (d)	99,128
2,354	Eversource Energy	193,664
6,708	Exelon Corp.	353,713
3,733	FirstEnergy Corp.	140,585
13,466	NextEra Energy, Inc. (f)	1,168,579
1,687	NRG Energy, Inc.	60,766
779	Pinnacle West Capital Corp.	50,674
5,271	PPL Corp.	146,692
3,467	Public Service Enterprise Group, Inc.	216,653
2,171	Sempra Energy	260,238
7,258	Southern Co. (f)	443,464
2,166	WEC Energy Group, Inc.	188,290
3,694	Xcel Energy, Inc.	235,419
		5,941,796
	Electrical Components & Equipment - 0.2%
1,580	AMETEK, Inc.	215,670
4,079	Emerson Electric Co. (f)	358,299
		573,969
	Electronics - 1.3%
2,068	Agilent Technologies, Inc.	312,061
614	Allegion PLC	75,915
4,072	Amphenol Corp., Class A	328,122
2,452	Fortive Corp.	181,129
1,031	Garmin, Ltd.	137,680
4,720	Honeywell International, Inc. (f)	954,573

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
1,256	Keysight Technologies, Inc. (a)	$244,267
159	Mettler-Toledo International, Inc. (a)	240,747
763	PerkinElmer, Inc.	138,988
721	Roper Technologies, Inc.	334,652
2,232	TE Connectivity, Ltd.	343,572
8	Vontier Corp.	252
421	Waters Corp. (a)	138,117
		3,430,075
	Engineering & Construction - 0.1%
891	Jacobs Engineering Group, Inc. (d)	127,021

	Entertainment - 0.0% (b)
893	Live Nation Entertainment, Inc. (a)(d)	95,238

	Environmental Control - 0.3%
1,134	Pentair PLC	83,564
1,438	Republic Services, Inc.	190,190
2,647	Waste Management, Inc. (f)	425,294
		699,048
	Finance and Insurance - 0.0% (b)
1,593	Brown & Brown, Inc.	102,605

	Food - 0.9%
1,397	Campbell Soup Co. (d)	56,341
3,288	Conagra Brands, Inc. (d)	100,448
4,149	General Mills, Inc. (d)	256,284
997	Hershey Co.	176,958
1,941	Hormel Foods Corp. (d)	80,357
741	J.M. Smucker Co. (d)	93,714
1,739	Kellogg Co. (d)	106,392
4,470	Kraft Heinz Co. (d)	150,237
4,665	Kroger Co. (d)	193,737
992	Lamb Weston Holdings, Inc.	51,505
1,707	McCormick & Co., Inc.	146,495
9,584	Mondelez International, Inc., Class A (f)	564,881
3,507	Sysco Corp.	245,630
2,019	Tyson Foods, Inc., Class A	159,420
		2,382,399
	Forest Products & Paper - 0.1%
2,676	International Paper Co.	121,811

	Gas - 0.1%
892	Atmos Energy Corp.	80,565

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
2,664	NiSource, Inc. (d)	$65,295
		145,860
	Hand/Machine Tools - 0.1%
368	Snap-on, Inc. (d)	75,775
1,110	Stanley Black & Decker, Inc.	193,983
		269,758
	Healthcare Products - 3.7%
12,105	Abbott Laboratories	1,522,446
309	ABIOMED, Inc. (a)	97,267
494	Align Technology, Inc. (a)	302,096
3,419	Baxter International, Inc.	254,955
9,730	Boston Scientific Corp. (a)(f)	370,421
338	Cooper Cos., Inc.	127,247
4,344	Danaher Corp. (f)	1,397,204
1,492	Dentsply Sirona, Inc.	72,720
4,258	Edwards Lifesciences Corp. (a)(f)	456,926
1,733	Hologic, Inc. (a)	129,507
582	IDEXX Laboratories, Inc. (a)(f)	353,897
2,431	Intuitive Surgical, Inc. (a)(f)	788,471
9,189	Medtronic PLC	980,466
996	ResMed, Inc.	253,831
670	STERIS PLC	146,415
2,291	Stryker Corp. (f)	542,119
319	Teleflex, Inc.	94,877
2,688	Thermo Fisher Scientific, Inc. (f)	1,701,047
505	West Pharmaceutical Services, Inc.	223,543
1,429	Zimmer Biomet Holdings, Inc.	170,908
		9,986,363
	Healthcare Services - 2.0%
1,660	Anthem, Inc. (f)	674,342
3,978	Centene Corp. (a)	284,069
461	DaVita, Inc. (a)	43,564
1,683	HCA Healthcare, Inc. (f)	379,668
877	Humana, Inc. (f)	368,086
1,304	IQVIA Holdings, Inc. (a)	337,906
659	Laboratory Corp. of America Holdings (a)	188,032
837	Quest Diagnostics, Inc. (d)	124,445
6,430	UnitedHealth Group, Inc.	2,856,335
518	Universal Health Services, Inc., Class B	61,502
		5,317,949
	Home Builders - 0.2%
2,234	DR Horton, Inc.	218,262
1,879	Lennar Corp., Class A (d)	197,389
20	NVR, Inc. (a)(d)	104,507

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
1,773	PulteGroup, Inc.	$88,703
		608,861
	Home Furnishings - 0.1%
916	Leggett & Platt, Inc.	36,997
427	Whirlpool Corp. (d)	92,975
		129,972
	Household Products/Wares - 0.3%
566	Avery Dennison Corp.	116,069
1,681	Church & Dwight Co., Inc. (d)	150,248
841	Clorox Co. (d)	136,957
2,306	Kimberly-Clark Corp.	300,495
		703,769
	Housewares - 0.0% (b)
2,597	Newell Brands, Inc.	55,758

	Information - 0.1%
918	Ceridian HCM Holding, Inc. (a)(d)	100,429
17	Kyndryl Holdings, Inc. (a)(d)	266
6,762	Lumen Technologies, Inc. (d)	83,443
721	PTC, Inc. (a)(d)	79,007
		263,145
	Insurance - 3.1%
4,210	Aflac, Inc.	227,929
2,022	Allstate Corp.	219,832
5,854	American International Group, Inc.	307,920
1,542	Aon PLC, Class A (f)	456,077
1,410	Arthur J Gallagher & Co.	229,689
401	Assurant, Inc.	60,992
12,686	Berkshire Hathaway, Inc., Class B (a)	3,510,089
2,995	Chubb Ltd. (f)	537,513
1,024	Cincinnati Financial Corp.	116,634
273	Everest Re Group Ltd.	69,992
641	Globe Life, Inc.	55,472
2,377	Hartford Financial Services Group, Inc.	157,120
1,203	Lincoln National Corp.	79,795
1,395	Loews Corp.	74,577
3,461	Marsh & McLennan Cos., Inc. (f)	567,673
4,975	MetLife, Inc.	291,833
1,701	Principal Financial Group, Inc. (d)	116,655
4,002	Progressive Corp. (f)	371,946
2,640	Prudential Financial, Inc.	269,966
1,707	Travelers Cos., Inc. (d)	250,844
882	Willis Towers Watson PLC	199,191

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
957	WR Berkley Corp.	$73,344
		8,245,083
	Internet - 9.5%
2,062	Alphabet, Inc., Class A (a)(f)	5,851,853
2,980	Amazon.com, Inc. (a)(f)	10,451,069
279	Booking Holdings, Inc. (a)(f)	586,416
939	CDW Corp.	177,809
4,360	eBay, Inc.	294,126
971	Expedia Group, Inc. (a)	156,418
407	F5 Networks, Inc. (a)(d)	92,625
16,226	Meta Platforms, Inc., Class A (a)(f)	5,264,688
3,022	Netflix, Inc. (a)(f)	1,939,822
3,993	NortonLifeLock, Inc.	99,226
5,429	Twitter, Inc. (a)(f)	238,550
666	VeriSign, Inc. (a)	159,780
		25,312,382
	Iron/Steel - 0.1%
1,998	Nucor Corp.	212,307

	Leisure Time - 0.1%
5,400	Carnival Corp. (a)(d)	95,148
2,485	Norwegian Cruise Line Holdings Ltd. (a)(d)	48,482
1,499	Royal Caribbean Cruises Ltd. (a)	104,660
		248,290
	Lodging - 0.3%
1,904	Hilton Worldwide Holdings, Inc. (a)	257,174
2,250	Las Vegas Sands Corp. (a)	80,145
1,863	Marriott International, Inc., Class A (a)	274,904
2,721	MGM Resorts International	107,697
721	Wynn Resorts Ltd. (a)	58,408
		778,328
	Machinery - Construction & Mining - 0.3%
3,743	Caterpillar, Inc. (f)	723,709

	Machinery - Diversified - 0.7%
1,948	Deere & Co. (f)	673,112
984	Dover Corp.	161,229
519	IDEX Corp.	116,562
2,761	Ingersoll Rand, Inc.	161,077
2,919	Otis Worldwide Corp.	234,688
791	Rockwell Automation, Inc.	265,934
1,290	Wabtec Corp.	114,513

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
1,230	Xylem, Inc.	$148,965
		1,876,080
	Manufacturing - 6.0%
1,929	Alphabet, Inc., Class C (a)(f)	5,495,798
265	Bio-Techne Corp.	125,088
1,163	Catalent, Inc. (a)	149,632
910	Enphase Energy, Inc. (a)	227,500
428	Generac Holdings, Inc. (a)	180,291
7,500	General Electric Co. (f)	712,425
2,396	Moderna, Inc. (a)(f)	844,422
292	Monolithic Power Systems, Inc.	161,610
1,799	NXP Semiconductors NV (f)	401,825
1,746	Organon & Co.	51,036
10,297	Raytheon Technologies Corp. (f)	833,233
1,362	Seagate Technology Holdings Plc	139,837
1,059	Teradyne, Inc.	161,889
5,448	Tesla, Inc. (a)(d)(f)	6,236,652
1,723	Trimble, Inc. (a)	147,954
		15,869,192
	Media - 1.6%
871	Charter Communications, Inc., Class A (a)(d)	562,910
31,352	Comcast Corp., Class A	1,566,973
1,104	Discovery, Inc., Class A (a)(d)	25,690
1,977	Discovery, Inc., Class C (a)(d)	44,898
1,705	DISH Network Corp., Class A (a)	53,281
2,196	Fox Corp., Class A (d)	78,419
1,008	Fox Corp., Class B	33,869
2,683	News Corp., Class A	58,006
842	News Corp., Class B	18,145
4,115	ViacomCBS, Inc., Class B	127,359
12,374	Walt Disney Co. (a)	1,792,993
		4,362,543
	Mining - 0.2%
9,966	Freeport-McMoRan, Inc. (a)	369,540
5,484	Newmont Goldcorp Corp.	301,181
		670,721
	Mining, Quarrying, and Oil and Gas Extraction - 0.0% (b)
2,578	APA Corp. (d)	66,435

	Miscellaneous Manufacturing - 0.9%
3,957	3M Co. (f)	672,848
909	AO Smith Corp.	71,857
2,722	Eaton Corp PLC (f)	441,127
1,962	Illinois Tool Works, Inc.	455,478

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
884	Parker-Hannifin Corp.	$267,021
1,523	Textron, Inc.	107,829
1,625	Trane Technologies PLC	303,306
		2,319,466
	Office/Business Equipment - 0.1%
364	Zebra Technologies Corp., Class A (a)	214,316

	Oil & Gas - 2.2%
5,516	Cabot Oil & Gas Corp.	110,761
13,199	Chevron Corp.	1,489,771
9,109	ConocoPhillips (f)	638,814
4,292	Devon Energy Corp. (d)	180,522
1,161	Diamondback Energy, Inc.	123,914
3,979	EOG Resources, Inc.	346,173
28,873	Exxon Mobil Corp.	1,727,760
1,872	Hess Corp.	139,501
5,357	Marathon Oil Corp.	82,980
4,345	Marathon Petroleum Corp.	264,393
6,040	Occidental Petroleum Corp. (d)	179,086
2,987	Phillips 66	206,611
1,549	Pioneer Natural Resources Co.	276,218
2,787	Valero Energy Corp.	186,562
		5,953,066
	Oil & Gas Services - 0.2%
5,640	Baker Hughes & GE Co., Class A (d)	131,638
6,063	Halliburton Co.	130,900
9,534	Schlumberger, Ltd.	273,435
		535,973
	Packaging & Containers - 0.2%
10,563	Amcor PLC	119,573
2,237	Ball Corp.	209,048
651	Packaging Corp of America	85,014
1,025	Sealed Air Corp.	63,673
1,815	Westrock Co.	78,753
		556,061
	Pharmaceuticals - 4.9%
12,094	AbbVie, Inc. (f)	1,394,196
1,015	AmerisourceBergen Corp.	117,486
1,965	Becton Dickinson & Co. (f)	465,980
15,205	Bristol-Myers Squibb Co. (f)	815,444
1,973	Cardinal Health, Inc.	91,212
2,322	Cigna Corp. (f)	445,592
9,004	CVS Health Corp. (f)	801,896
654	DexCom, Inc. (a)	367,934

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
5,433	Eli Lilly & Co. (f)	$1,347,601
951	Henry Schein, Inc. (a)	67,578
18,018	Johnson & Johnson	2,809,547
1,058	McKesson Corp.	229,332
17,288	Merck & Co., Inc.	1,295,044
38,224	Pfizer, Inc.	2,053,776
8,247	Viatris, Inc.	101,521
3,245	Zoetis, Inc., Class A (f)	720,520
		13,124,659
	Pipelines - 0.2%
13,313	Kinder Morgan, Inc.	205,819
3,046	ONEOK, Inc.	182,273
8,302	Williams Cos., Inc.	222,410
		610,502
	Professional, Scientific, and Technical Services - 0.1%
341	Charles River Laboratories International, Inc. (a)	124,762
1,893	Match Group, Inc. (a)(d)	246,071
		370,833
	Real Estate - 0.1%
2,290	CBRE Group, Inc., Class A (a)	218,855

	Real Estate Investment Trusts - 2.5%
944	Alexandria Real Estate Equities, Inc.	188,866
3,116	American Tower Corp. (f)	817,888
952	AvalonBay Communities, Inc.	227,404
973	Boston Properties, Inc. (d)	104,928
2,962	Crown Castle International Corp. (f)	538,047
1,932	Digital Realty Trust, Inc. (d)	324,074
2,571	Duke Realty Corp.	149,966
613	Equinix, Inc. (f)	497,879
2,325	Equity Residential	198,346
444	Essex Property Trust, Inc.	150,711
914	Extra Space Storage, Inc.	182,800
477	Federal Realty Investment Trust (d)	58,514
3,684	Healthpeak Properties, Inc.	121,056
4,832	Host Hotels & Resorts, Inc. (a)(d)	75,862
1,986	Iron Mountain, Inc. (d)	90,244
4,134	Kimco Realty Corp.	92,684
785	Mid-America Apartment Communities, Inc.	161,906
376	Orion Office REIT, Inc. (a)	6,678
5,045	Prologis, Inc. (f)	760,534
1,043	Public Storage	341,457
3,758	Realty Income Corp.	255,243
1,040	Regency Centers Corp.	72,114

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
748	SBA Communications Corp.	$257,162
2,226	Simon Property Group, Inc.	340,222
1,916	UDR, Inc.	108,695
2,579	Ventas, Inc.	121,007
1,076	Vornado Realty Trust (d)	43,191
2,870	Welltower, Inc.	228,509
5,119	Weyerhaeuser Co.	192,526
		6,708,513
	Retail - 5.2%
448	Advance Auto Parts, Inc.	98,883
147	AutoZone, Inc. (a)	267,109
1,533	Best Buy Co., Inc.	163,816
1,116	CarMax, Inc. (a)	157,635
191	Chipotle Mexican Grill, Inc. (a)(d)	313,891
3,027	Costco Wholesale Corp. (f)	1,632,703
889	Darden Restaurants, Inc.	122,638
1,623	Dollar General Corp. (f)	359,170
1,587	Dollar Tree, Inc. (a)	212,388
250	Domino’s Pizza, Inc.	131,035
1,408	Gap, Inc. (d)	23,274
976	Genuine Parts Co.	124,674
7,271	Home Depot, Inc.	2,912,835
4,836	Lowe’s Cos., Inc. (f)	1,182,837
5,119	McDonald’s Corp.	1,252,108
470	O’Reilly Automotive, Inc. (a)	299,935
2,439	Ross Stores, Inc.	266,071
8,068	Starbucks Corp. (f)	884,576
3,373	Target Corp. (f)	822,472
8,251	TJX Cos., Inc. (f)	572,620
781	Tractor Supply Co.	175,983
372	Ulta Beauty, Inc. (a)	142,829
4,890	Walgreens Boots Alliance, Inc.	219,072
9,796	Walmart, Inc.	1,377,612
2,024	Yum! Brands, Inc.	248,628
		13,964,794
	Retail Trade - 0.1%
1,801	Bath & Body Works, Inc. (a)	135,309
825	Etsy, Inc. (a)	226,529
		361,838
	Savings & Loans - 0.0% (b)
2,917	People’s United Financial, Inc.	49,706

	Semiconductors - 6.2%
8,185	Advanced Micro Devices, Inc. (a)(f)	1,296,258

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
3,665	Analog Devices, Inc. (f)	$660,616
6,224	Applied Materials, Inc. (f)	916,111
2,803	Broadcom, Inc. (f)	1,551,965
27,665	Intel Corp.	1,361,118
246	IPG Photonics Corp. (a)(d)	40,391
1,041	KLA Corp. (f)	424,863
968	Lam Research Corp. (f)	658,095
3,742	Microchip Technology, Inc. (d)	312,195
7,650	Micron Technology, Inc. (f)	642,600
17,035	NVIDIA Corp. (d)(f)	5,566,357
761	Qorvo, Inc. (a)	111,281
7,647	QUALCOMM, Inc. (f)	1,380,742
1,127	Skyworks Solutions, Inc.	170,921
6,288	Texas Instruments, Inc. (f)	1,209,623
1,696	Xilinx, Inc.	387,451
		16,690,587
	Shipbuilding - 0.0% (b)
274	Huntington Ingalls Industries, Inc.	48,638

	Software - 10.7%
5,312	Activision Blizzard, Inc. (f)	311,283
3,254	Adobe, Inc. (a)	2,179,692
1,113	Akamai Technologies, Inc. (a)	125,435
596	ANSYS, Inc. (a)	233,322
1,503	Autodesk, Inc. (a)(f)	382,048
794	Broadridge Financial Solutions, Inc.	133,845
1,884	Cadence Design Systems, Inc. (a)	334,335
2,025	Cerner Corp.	142,661
849	Citrix Systems, Inc.	68,285
1,946	Electronic Arts, Inc.	241,732
4,237	Fidelity National Information Services, Inc. (f)	442,766
4,075	Fiserv, Inc. (a)	393,319
1,864	Intuit, Inc. (f)	1,215,887
513	Jack Henry & Associates, Inc. (d)	77,786
51,350	Microsoft Corp. (f)	16,975,797
563	MSCI, Inc. (f)	354,380
11,262	Oracle Corp.	1,021,914
2,193	Paychex, Inc.	261,406
327	Paycom Software, Inc. (a)	143,056
6,632	salesforce.com, Inc. (a)	1,889,855
1,351	ServiceNow, Inc. (a)(f)	875,043
1,043	Synopsys, Inc. (a)(f)	355,663
791	Take-Two Interactive Software, Inc. (a)	131,211
281	Tyler Technologies, Inc. (a)	145,833
		28,436,554

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
	Telecommunications - 2.0%
1,504	Arista Networks, Inc. (a)	$186,586
48,850	AT&T, Inc.	1,115,245
28,802	Cisco Systems, Inc.	1,579,502
5,230	Corning, Inc.	193,981
2,220	Juniper Networks, Inc. (d)	69,109
1,151	Motorola Solutions, Inc.	291,410
4,022	T-Mobile US, Inc. (a)(f)	437,634
28,323	Verizon Communications, Inc.	1,423,797
		5,297,264
	Textiles - 0.0% (b)
382	Mohawk Industries, Inc. (a)	64,126

	Toys/Games/Hobbies - 0.0% (b)
878	Hasbro, Inc.	85,087

	Transportation - 1.5%
896	CH Robinson Worldwide, Inc. (d)	85,201
15,425	CSX Corp. (f)	534,630
1,161	Expeditors International of Washington, Inc.	141,201
1,681	FedEx Corp. (f)	387,252
572	JB Hunt Transport Services, Inc.	109,344
622	Kansas City Southern	180,909
1,688	Norfolk Southern Corp. (d)(f)	447,776
638	Old Dominion Freight Line, Inc.	226,598
4,455	Union Pacific Corp. (f)	1,049,776
4,973	United Parcel Service, Inc., Class B (f)	986,494
		4,149,181
	Water - 0.1%
1,243	American Water Works Co., Inc.	209,532

	Wholesale Trade - 0.1%
272	Pool Corp.	150,721
	TOTAL COMMON STOCKS (Cost - $195,936,298)	264,011,310

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Contracts		Notional Amount	Value
	PURCHASED OPTIONS - 2.0% (a)(c)(g)
	PURCHASED CALL OPTIONS - 0.0% (b)
	S&P 500 Index
150	Expiration: December 2021, Exercise Price: $4,635	68,505,000	$62,250
200	Expiration: December 2021, Exercise Price: $4,645	91,340,000	57,000
200	Expiration: December 2021, Exercise Price: $4,700	91,340,000	3,000
	TOTAL PURCHASED CALL OPTIONS (Cost - $836,158)		122,250

	PURCHASED PUT OPTIONS - 2.0%
	S&P 500 Index
175	Expiration: December 2021, Exercise Price: $4,360	79,922,500	613,375
180	Expiration: January 2022, Exercise Price: $4,260	82,206,000	1,161,900
185	Expiration: February 2022, Exercise Price: $4,620	84,489,500	3,502,975
	CBOE Volatility Index
3,500	Expiration: December 2021, Exercise Price $17	9,516,500	52,500
	TOTAL PURCHASED PUT OPTIONS (Cost - $6,981,263)		5,330,750

	TOTAL PURCHASED OPTIONS (Cost - $7,817,421)		5,453,000

Shares
	SHORT TERM INVESTMENTS - 1.8%
	Money Market Funds - 1.8%
4,754,436	First American Treasury Obligations Fund, Class X, 0.01% (e)		4,754,436
	TOTAL SHORT TERM INVESTMENTS (Cost - $4,754,436)		4,754,436

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 5.2%
13,767,295	Mount Vernon Liquid Assets Portfolio, LLC, 0.10% (e)		13,767,295
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $13,767,295)		13,767,295

	TOTAL INVESTMENTS - 107.9% (Cost - $222,275,450)		287,986,041
	Liabilities in Excess of Other Assets - (7.9)%		(21,109,242)
	NET ASSETS - 100.0%		$266,876,799

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Contracts		Notional Value	Value
	SCHEDULE OF WRITTEN OPTIONS - (2.8)%(a)(c)
	SCHEDULE OF WRITTEN CALL OPTIONS - (1.8)%
	S&P 500 Index
175	Expiration: December 2021, Exercise Price $4,625	79,922,500	$1,002,750
180	Expiration: January 2022, Exercise Price $4,530	82,206,000	3,106,800
185	Expiration: February 2022, Exercise Price $4,880	84,489,500	588,300
	TOTAL WRITTEN CALL OPTIONS (Premiums Received $3,226,809)		4,697,850

	SCHEDULE OF WRITTEN PUT OPTIONS - (1.0)%
	S&P 500 Index
175	Expiration: December 2021, Exercise Price $4,080	79,922,500	228,375
180	Expiration: January 2022, Exercise Price $3,940	82,206,000	575,100
185	Expiration: February 2022, Exercise Price $4,325	84,489,500	1,971,175
	CBOE Volatility Index
3,470	Expiration: December 2021, Exercise Price $16	9,434,930	26,025
	TOTAL WRITTEN PUT OPTIONS (Premiums Received $3,701,477)		2,800,675

	TOTAL OPTIONS WRITTEN (Premiums Received $6,928,286)		$7,498,525

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Rounds to less than 0.1%.

(c)	Each option is exercisable into 100 shares of the underlying security.

(d)	All or a portion of this security is out on loan as of November 30, 2021.

(e)	Interest rate reflects seven-day yield on November 30, 2021.

(f)

All or a portion of the security is segregated as collateral for written options. The value of the securities segregated as collateral for written options is $79,457,190, which is 29.8% of total net assets.

(g) Held in connection with a written option, see Schedule of Written Options for more details.

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund PORTFOLIO OF INVESTMENTS November 30, 2021

Shares		Value
	COMMON STOCKS - 99.3%
	Accommodation and Food Services - 0.1%
1,927	Caesars Entertainment, Inc. (a)(b)	$173,565

	Advertising - 0.3%
10,099	Interpublic Group of Cos., Inc.	335,186

	Aerospace/Defense - 1.4%
4,170	General Dynamics Corp.	788,005
1,919	L3Harris Technologies, Inc. (b)	401,224
1,860	Northrop Grumman Corp.	648,768
		1,837,997
	Agriculture - 1.1%
16,915	Philip Morris International, Inc.	1,453,675

	Apparel - 1.4%
8,517	Nike, Inc., Class B	1,441,417
7,531	Tapestry, Inc.	302,144
		1,743,561
	Auto Manufacturers - 0.6%
42,101	Ford Motor Co.	807,918

	Auto Parts & Equipment - 0.2%
5,256	BorgWarner, Inc.	227,480

	Banks - 3.6%
22,391	Citigroup, Inc.	1,426,307
5,198	Goldman Sachs Group, Inc.	1,980,386
11,540	KeyCorp (b)	258,958
12,874	Regions Financial Corp. (b)	292,883
811	SVB Financial Group (a)	561,480
2,517	Zions Bancorp NA	158,772
		4,678,786
	Beverages - 0.7%
5,819	PepsiCo, Inc.	929,760

	Biotechnology - 1.6%
316	Bio-Rad Laboratories, Inc., Class A (a)	238,011
17,600	Gilead Sciences, Inc.	1,213,168
859	Regeneron Pharmaceuticals, Inc. (a)	546,779
		1,997,958
	Building Materials - 0.4%
7,581	Johnson Controls International PLC	566,756

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
	Chemicals - 1.4%
2,052	Celanese Corp.	$310,591
4,661	CF Industries Holdings, Inc.	282,410
1,840	Linde PLC	585,377
7,559	Mosaic Co.	258,669
2,117	PPG Industries, Inc.	326,378
		1,763,425
	Commercial Services - 1.2%
1,671	Equifax, Inc.	465,624
1,411	Gartner, Inc. (a)	440,585
2,589	Robert Half International, Inc.	287,819
1,155	United Rentals, Inc. (a)	391,245
		1,585,273
	Computers - 2.9%
7,842	Accenture PLC, Class A	2,802,731
1,682	Fortinet, Inc. (a)	558,609
4,799	NetApp, Inc.	426,535
		3,787,875
	Cosmetics/Personal Care - 0.7%
6,622	Procter & Gamble Co.	957,409

	Distribution/Wholesale - 0.6%
7,586	LKQ Corp.	424,057
719	WW Grainger, Inc.	346,134
		770,191
	Diversified Financial Services - 3.0%
10,494	American Express Co.	1,598,236
6,778	Capital One Financial Corp.	952,512
3,957	Raymond James Financial, Inc.	388,934
9,317	Synchrony Financial	417,308
2,599	T. Rowe Price Group, Inc.	519,670
		3,876,660
	Electric - 1.6%
3,008	American Electric Power Co., Inc.	243,798
3,584	CMS Energy Corp.	210,918
3,028	Consolidated Edison, Inc.	235,094
2,153	DTE Energy Co.	233,256
2,747	Duke Energy Corp.	266,487
3,574	Evergy, Inc. (b)	226,234
6,144	FirstEnergy Corp.	231,383
5,930	NRG Energy, Inc.	213,599
7,481	PPL Corp.	208,196
		2,068,965

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
	Electrical Components & Equipment - 0.4%
5,913	Emerson Electric Co.	$519,398

	Electronics - 1.6%
2,497	Garmin, Ltd.	333,449
2,912	Keysight Technologies, Inc. (a)	566,326
2,360	PerkinElmer, Inc. (b)	429,898
2,475	TE Connectivity, Ltd.	380,977
879	Waters Corp. (a)	288,373
		1,999,023
	Environmental Control - 1.5%
3,971	Pentair PLC	292,623
4,831	Republic Services, Inc.	638,948
6,170	Waste Management, Inc.	991,334
		1,922,905
	Finance and Insurance - 1.0%
4,633	Brown & Brown, Inc. (b)	298,412
18,454	US Bancorp	1,021,244
		1,319,656
	Food - 1.6%
3,350	Hershey Co.	594,592
1,883	J.M. Smucker Co. (b)	238,143
9,100	Kroger Co. (b)	377,923
5,962	Mondelez International, Inc., Class A	351,400
6,321	Tyson Foods, Inc., Class A	499,106
		2,061,164
	Hand/Machine Tools - 0.2%
1,373	Snap-on, Inc. (b)	282,714

	Healthcare Products - 5.5%
9,969	Abbott Laboratories	1,253,801
388	Cooper Cos., Inc.	146,070
5,715	Danaher Corp.	1,838,173
2,788	Edwards Lifesciences Corp. (a)	299,180
4,654	Hologic, Inc. (a)	347,793
643	ResMed, Inc.	163,869
4,382	Thermo Fisher Scientific, Inc.	2,773,061
524	West Pharmaceutical Services, Inc.	231,954
		7,053,901
	Healthcare Services - 4.0%
2,311	Anthem, Inc.	938,798
1,719	Laboratory Corp. of America Holdings (a)	490,482
2,458	Quest Diagnostics, Inc. (b)	365,455

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
7,576	UnitedHealth Group, Inc.	$3,365,411
		5,160,146
	Home Builders - 0.5%
3,215	Lennar Corp., Class A (b)	337,736
60	NVR, Inc. (a)(b)	313,520
		651,256
	Household Products/Wares - 0.5%
1,629	Avery Dennison Corp.	334,059
1,939	Kimberly-Clark Corp.	252,671
		586,730
	Information - 0.2%
18,064	Lumen Technologies, Inc. (b)	222,910

	Insurance - 7.6%
4,014	Allstate Corp.	436,402
2,376	Arthur J Gallagher & Co.	387,051
22,709	Berkshire Hathaway, Inc., Class B (a)	6,283,353
4,994	Chubb Ltd.	896,273
2,961	Cincinnati Financial Corp.	337,258
760	Everest Re Group Ltd.	194,849
7,365	Marsh & McLennan Cos., Inc.	1,208,007
		9,743,193
	Internet - 6.3%
2,231	Alphabet, Inc., Class A (a)	6,331,466
1,202	F5 Networks, Inc. (a)(b)	273,551
1,982	Netflix, Inc. (a)	1,272,246
12,090	NortonLifeLock, Inc.	300,437
		8,177,700
	Iron/Steel - 0.5%
5,406	Nucor Corp.	574,442

	Machinery - Diversified - 0.3%
2,567	Dover Corp.	420,603

	Manufacturing - 1.6%
816	Generac Holdings, Inc. (a)(b)	343,732
4,871	Moderna, Inc. (a)	1,716,686
		2,060,418
	Media - 0.8%
7,188	DISH Network Corp., Class A (a)	224,625
11,271	Fox Corp., Class A (b)	402,487
12,759	ViacomCBS, Inc., Class B	394,891
		1,022,003

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
	Mining - 0.6%
21,288	Freeport-McMoRan, Inc. (a)	$789,359

	Mining, Quarrying, and Oil and Gas Extraction - 0.3%
12,467	APA Corp. (b)	321,275

	Miscellaneous Manufacturing - 1.1%
5,066	3M Co.	861,423
3,087	AO Smith Corp.	244,027
4,639	Textron, Inc.	328,441
		1,433,891
	Office/Business Equipment - 0.3%
583	Zebra Technologies Corp., Class A (a)	343,259

	Oil & Gas - 2.8%
8,971	Chevron Corp.	1,012,557
16,084	ConocoPhillips	1,127,971
13,157	Devon Energy Corp. (b)	553,383
8,688	EOG Resources, Inc.	755,856
14,655	Marathon Oil Corp.	227,006
		3,676,773
	Packaging & Containers - 0.2%
4,648	Sealed Air Corp.	288,734

	Pharmaceuticals - 5.2%
20,246	AbbVie, Inc.	2,333,959
13,009	CVS Health Corp.	1,158,582
59,551	Pfizer, Inc.	3,199,675
		6,692,216
	Pipelines - 0.3%
25,742	Kinder Morgan, Inc.	397,971

	Real Estate - 0.4%
5,144	CBRE Group, Inc., Class A (a)	491,612

	Real Estate Investment Trusts - 2.2%
1,337	AvalonBay Communities, Inc.	319,369
4,598	Duke Realty Corp.	268,201
801	Essex Property Trust, Inc.	271,892
2,295	Extra Space Storage, Inc.	459,000
1,672	Mid-America Apartment Communities, Inc.	344,850
1,851	Public Storage	605,980
3,299	Regency Centers Corp.	228,753
10,408	Weyerhaeuser Co.	391,445
		2,889,490

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
	Retail - 7.0%
1,672	Advance Auto Parts, Inc. (b)	$369,044
401	AutoZone, Inc. (a)	728,645
168	Chipotle Mexican Grill, Inc. (a)(b)	276,093
5,137	Costco Wholesale Corp.	2,770,795
1,572	Darden Restaurants, Inc. (b)	216,857
589	Domino’s Pizza, Inc.	308,718
3,993	McDonald’s Corp.	976,688
1,206	O’Reilly Automotive, Inc. (a)	769,621
7,270	Target Corp.	1,772,717
1,225	Ulta Beauty, Inc. (a)	470,339
3,396	Yum! Brands, Inc.	417,165
		9,076,682
	Retail Trade - 0.4%
6,128	Bath & Body Works, Inc. (a)	460,397

	Semiconductors - 6.1%
5,453	Advanced Micro Devices, Inc. (a)	863,592
2,945	Broadcom, Inc.	1,630,588
11,094	NVIDIA Corp. (b)	3,625,075
1,460	Qorvo, Inc. (a)	213,496
5,054	QUALCOMM, Inc.	912,550
3,155	Texas Instruments, Inc.	606,927
		7,852,228
	Software - 10.5%
2,424	Adobe, Inc. (a)	1,623,716
1,598	Cadence Design Systems, Inc. (a)	283,581
1,757	Intuit, Inc.	1,146,091
19,820	Microsoft Corp.	6,552,294
35,758	Oracle Corp.	3,244,681
3,591	Paychex, Inc.	428,047
800	Synopsys, Inc. (a)	272,800
		13,551,210
	Telecommunications - 2.5%
3,446	Arista Networks, Inc. (a)(b)	427,511
46,708	Cisco Systems, Inc.	2,561,467
2,783	T-Mobile US, Inc. (a)	302,818
		3,291,796
	Textiles - 0.2%
1,338	Mohawk Industries, Inc. (a)	224,610

	Transportation - 2.3%
18,651	CSX Corp.	646,444
2,671	Expeditors International of Washington, Inc.	324,847

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
2,029	Norfolk Southern Corp. (b)	$538,233
1,544	Old Dominion Freight Line, Inc.	548,382
3,846	Union Pacific Corp.	906,271
		2,964,177
	TOTAL COMMON STOCKS (Cost - $116,580,787)	128,086,282

	SHORT TERM INVESTMENTS - 0.7%
	Money Market Funds - 0.7%
909,293	First American Treasury Obligations Fund, Class X, 0.01%, (c)	909,293
	TOTAL SHORT TERM INVESTMENTS (Cost - $909,293)	909,293

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.6%
11,090,903	Mount Vernon Liquid Assets Portfolio, LLC, 0.10% (c)	11,090,903
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $11,090,903)	11,090,903

	TOTAL INVESTMENTS - 108.6% (Cost - $128,580,983)	140,086,478
	Liabilities in Excess of Other Assets - (8.6)%	(11,093,095)
	NET ASSETS - 100.0%	$128,993,383

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) All or a portion of this security is out on loan as of November 30, 2021.

(c) Interest rate reflects seven-day yield on November 30, 2021.

See accompanying notes to financial statements.

Horizon ESG Defensive Core Fund PORTFOLIO OF INVESTMENTS November 30, 2021

Shares		Value
	COMMON STOCKS - 98.0%
	Administrative and Support and Waste Management and Remediation Services - 0.9%
37,194	Terminix Global Holdings, Inc. (a)(b)	$1,388,080

	Aerospace/Defense - 0.8%
42,576	Howmet Aerospace, Inc. (b)	1,197,663

	Apparel - 2.1%
19,192	Nike, Inc., Class B	3,248,054

	Banks - 3.9%
59,447	Bank of America Corp. (b)	2,643,608
5,670	Goldman Sachs Group, Inc.	2,160,213
8,239	JPMorgan Chase & Co.	1,308,601
		6,112,422
	Beverages - 2.6%
18,162	Molson Coors Brewing Co., Class B (b)	807,119
20,162	PepsiCo, Inc.	3,221,485
		4,028,604
	Biotechnology - 4.0%
11,485	Amgen, Inc.	2,284,137
6,291	Biogen, Inc. (a)	1,483,040
1,970	Regeneron Pharmaceuticals, Inc. (a)	1,253,964
6,431	Vertex Pharmaceuticals, Inc. (a)	1,202,211
		6,223,352
	Chemicals - 2.1%
10,623	DuPont de Nemours, Inc.	785,677
6,501	International Flavors & Fragrances, Inc.	924,247
4,759	Linde PLC	1,514,029
		3,223,953
	Commercial Services - 1.6%
1,613	MarketAxess Holdings, Inc. (b)	568,889
2,876	PayPal Holdings, Inc. (a)	531,744
6,257	Verisk Analytics, Inc.	1,407,011
		2,507,644
	Computers - 9.0%
84,343	Apple, Inc.	13,941,898

	Diversified Financial Services - 1.9%
11,986	American Express Co.	1,825,468
31,536	Invesco, Ltd.	704,199
1,476	MasterCard, Inc., Class A	464,822
		2,994,489

See accompanying notes to financial statements.

Horizon ESG Defensive Core Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
	Environmental Control - 2.0%
23,222	Republic Services, Inc.	$3,071,342

	Food - 0.6%
9,759	Campbell Soup Co. (b)	393,580
9,339	Kellogg Co. (b)	571,360
		964,940
	Healthcare Products - 1.0%
13,867	Medtronic PLC	1,479,609

	Healthcare Services - 2.2%
2,041	Anthem, Inc.	829,116
16,470	Centene Corp. (a)	1,176,123
6,582	HCA Healthcare, Inc.	1,484,833
		3,490,072
	Information - 0.6%
4,194	Zoom Video Communications, Inc., Class A (a)	886,654

	Insurance - 2.2%
23,912	Allstate Corp.	2,599,713
11,420	Hartford Financial Services Group, Inc.	754,862
		3,354,575
	Internet - 9.8%
3,590	Alphabet, Inc., Class A (a)	10,188,240
502	Amazon.com, Inc. (a)	1,760,549
296	Booking Holdings, Inc. (a)	622,148
19,102	eBay, Inc. (b)	1,288,621
4,458	Meta Platforms, Inc., Class A (a)	1,446,443
		15,306,001
	Lodging - 1.3%
14,769	Hilton Worldwide Holdings, Inc. (a)	1,994,849

	Machinery - Diversified - 0.7%
3,025	Deere & Co.	1,045,258

	Manufacturing - 5.7%
7,070	BioMarin Pharmaceutical, Inc. (a)(b)	610,070
6,890	Enphase Energy, Inc. (a)	1,722,500
17,975	General Electric Co.	1,707,445
20,004	Keurig Dr Pepper, Inc.	679,936
4,543	Lear Corp.	762,270
8,093	Owens Corning	686,610
1,715	Tesla, Inc. (a)(b)	1,963,264

See accompanying notes to financial statements.

Horizon ESG Defensive Core Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
30,240	Vertiv Holdings Co.	$775,354
		8,907,449
	Media - 1.9%
7,770	Comcast Corp., Class A	388,345
18,105	Walt Disney Co. (a)	2,623,414
		3,011,759
	Mining - 0.4%
12,072	Newmont Goldcorp Corp.	662,994

	Oil & Gas - 2.3%
6,114	Chevron Corp.	690,087
37,071	Exxon Mobil Corp.	2,218,328
10,256	Valero Energy Corp.	686,537
		3,594,952
	Pharmaceuticals - 4.6%
33,600	Bristol-Myers Squibb Co.	1,801,968
13,663	Cigna Corp.	2,621,930
1,676	DexCom, Inc. (a)(b)	942,901
11,262	Merck & Co., Inc.	843,636
72,278	Viatris, Inc.	889,742
		7,100,177
	Professional, Scientific, and Technical Services - 1.7%
30,258	Adaptive Biotechnologies Corp. (a)	789,431
7,665	Unity Software, Inc. (a)(b)	1,321,370
4,434	VMware, Inc., Class A	517,625
		2,628,426
	Real Estate Investment Trusts - 2.9%
1,859	Alexandria Real Estate Equities, Inc.	371,930
11,436	Digital Realty Trust, Inc. (b)	1,918,275
34,176	Iron Mountain, Inc. (b)	1,552,957
25,899	VICI Properties, Inc. (b)	704,452
		4,547,614
	Retail - 2.4%
6,537	Lowe’s Cos., Inc.	1,598,885
19,696	Starbucks Corp.	2,159,469
		3,758,354
	Retail Trade - 2.9%
56,946	Albertsons Cos, Inc., Class A (b)	2,003,930
3,875	Five Below, Inc. (a)(b)	788,330
22,888	KKR & Co, Inc.	1,704,011
		4,496,271

See accompanying notes to financial statements.

Horizon ESG Defensive Core Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
	Semiconductors - 3.1%
35,033	Intel Corp.	$1,723,623
8,757	Micron Technology, Inc.	735,588
4,726	NVIDIA Corp. (b)	1,544,268
4,325	QUALCOMM, Inc.	780,922
		4,784,401
	Software - 13.8%
4,995	Citrix Systems, Inc.	401,748
41,820	Microsoft Corp.	13,825,274
1,550	MSCI, Inc.	975,647
22,804	Oracle Corp.	2,069,235
9,384	salesforce.com, Inc. (a)	2,674,065
2,176	Synopsys, Inc. (a)	742,016
4,524	Take-Two Interactive Software, Inc. (a)	750,441
		21,438,426
	Telecommunications - 1.4%
24,058	AT&T, Inc.	549,244
30,962	Cisco Systems, Inc.	1,697,956
		2,247,200
	Textiles - 0.5%
4,183	Mohawk Industries, Inc. (a)	702,200

	Transportation - 2.4%
5,414	Union Pacific Corp.	1,275,755
12,328	United Parcel Service, Inc., Class B	2,445,505
		3,721,260
	Transportation and Warehousing - 0.6%
24,827	Uber Technologies, Inc. (a)	943,426

	Utilities - 0.4%
25,447	MDU Resources Group, Inc. (b)	692,922

	Water - 1.7%
15,979	American Water Works Co., Inc.	2,693,580
	TOTAL COMMON STOCKS (Cost - $142,058,272)	152,390,870

	SHORT TERM INVESTMENTS - 1.8%
	Money Market Funds - 1.8%
2,840,304	First American Treasury Obligations Fund, Class X, 0.01% (c)	2,840,304
	TOTAL SHORT TERM INVESTMENTS (Cost - $2,840,304)	2,840,304

See accompanying notes to financial statements.

Horizon ESG Defensive Core Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2021

Shares		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 10.8%
16,844,441	Mount Vernon Liquid Assets Portfolio, LLC, 0.10% (c)	$16,844,441
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $16,844,441)	16,844,441

	TOTAL INVESTMENTS - 110.6% (Cost - $161,743,017)	172,075,615
	Liabilities in Excess of Other Assets - (10.6)%	(16,555,459)
	NET ASSETS - 100.0%	$155,520,156

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) All or a portion of this security is out on loan as of November 30, 2021.

(c) Interest rate reflects seven-day yield on November 30, 2021.

See accompanying notes to financial statements.

Horizon Funds

Statements of Assets and Liabilities

November 30, 2021

	Horizon Active Asset Allocation Fund	Horizon Active Risk Assist® Fund	Horizon Active Income Fund	Horizon Active Dividend Fund
Assets:
Investments in Unaffiliated Securities, at Cost	$846,954,689	$1,262,789,016	$544,834,309	$148,044,883
Investments in Unaffiliated Securities, at Value (a)	$901,019,654	$1,369,616,667	$543,616,907	$149,693,001
Receivable for Investment Securities Sold	2,360,506	—	43,428,147	—
Receivable for Fund Shares Sold	1,154,697	1,770,065	733,354	389,251
Dividends and Interest Receivable	90	18,838	50,024	231,248
Dividend Reclaims	—	28	—	96,704
Prepaid Expenses and Other Assets	53,520	75,543	48,292	21,658
Total Assets	904,588,467	1,371,481,141	587,876,724	150,431,862

Liabilities:
Options Written, at Value (Premiums Received $0, $303,762, $0 and $0)	—	52,500	—	—
Collateral Received for Securities Loaned (Note 5)	158,269,436	170,010,841	103,644,441	15,981,467
Payable for Investment Securities Purchased	—	—	44,321,358	—
Payable for Fund Shares Redeemed	557,153	666,806	238,902	64,485
Accrued Advisory Fees	621,137	995,039	276,292	83,908
Accrued Custodian Fees	9,518	17,958	5,587	528
Accrued Distribution Fees (12b-1) - Advisor Class	13,586	5,941	1,555	26,337
Accrued Shareholder Servicing Fees - Investor Class	253,518	33,040	13,263	—
Accrued Distribution Fees (12b-1) - Investor Class	—	—	—	1,600
Accrued Trustees Fees	2,112	3,098	1,826	178
Due to Custodian	2,360,506	—	—	—
Accrued Expenses and Other Liabilities	197,140	437,011	160,620	62,907
Total Liabilities	162,284,106	172,222,234	148,663,844	16,221,410

Net Assets	$742,304,361	$1,199,258,907	$439,212,880	$134,210,452

Composition of Net Assets:
Net assets consisted of:
Paid in Capital	$591,047,463	$1,007,136,478	$444,579,357	$128,969,260
Distributable Earnings/(Accumulated Deficit)	151,256,898	192,122,429	(5,366,477)	5,241,192
Net Assets	$742,304,361	$1,199,258,907	$439,212,880	$134,210,452

Investor Class Shares:
Net Asset Value Per Share:
Net Assets	$729,517,243	$1,156,626,721	$432,981,937	$123,269,016
Shares of Beneficial Interest Outstanding	45,109,811	44,272,691	44,560,417	1,955,908

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$16.17	$26.13	$9.72	$63.02

Advisor Class Shares:
Net Assets	$3,893,209	$8,312,295	$4,390,507	$10,941,436
Shares of Beneficial Interest Outstanding	241,827	318,680	449,285	173,561

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$16.10	$26.08	$9.77	$63.04

Institutional Class Shares:
Net Assets	$8,893,909	$34,319,891	$1,840,436	$—
Shares of Beneficial Interest Outstanding	548,091	1,310,565	190,079	—

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$16.23	$26.19	$9.68	$—

(a) Includes loaned securities with a value of:	$152,059,445	$163,041,882	$101,425,180	$15,241,253

See accompanying notes to financial statements.

Horizon Funds STATEMENTS OF ASSETS AND LIABILITIES (Continued) November 30, 2021

	Horizon Defined Risk Fund	Horizon U.S. Defensive Equity Fund	Horizon ESG Defensive Core Fund
Assets:
Investments in Unaffiliated Securities, at Cost	$222,275,450	$128,580,983	$161,743,017
Investments in Unaffiliated Securities, at Value (a)	$287,986,041	$140,086,478	$172,075,615
Cash	1,921	—	—
Cash held at broker	62,978	—	—
Receivable for Investment Securities Sold	394,020	—	—
Receivable for Fund Shares Sold	1,099,161	105,556	374,164
Dividends and Interest Receivable	334,525	136,063	178,637
Dividend Reclaims	295	245	—
Prepaid Expenses and Other Assets	21,988	27,131	42,135
Total Assets	289,900,929	140,355,473	172,670,551

Liabilities:
Options Written, at Value (Premiums Received $6,928,286, $0 and $0)	7,498,525	—	—
Collateral Received for Securities Loaned (Note 5)	13,767,295	11,090,903	16,844,441
Payable for Investment Securities Purchased	1,291,347	—	—
Payable for Fund Shares Redeemed	124,861	75,724	97,083
Accrued Advisory Fees	152,908	74,644	89,787
Accrued Audit Fees	2,713	12,822	5,788
Accrued Custodian Fees	25,059	28,519	3,998
Accrued Legal Fees	12,426	5,984	7,241
Accrued Distribution Fees (12b-1) - Investor Class	21,815	5,838	30,939
Accrued Distribution Fees (12b-1) - Advisor Class	24,460	220	27,142
Accrued Trustees Fees	593	3,701	500
Accrued Expenses and Other Liabilities	102,128	63,735	43,476
Total Liabilities	23,024,130	11,362,090	17,150,395

Net Assets	$266,876,799	$128,993,383	$155,520,156

Composition of Net Assets:
Net assets consisted of:
Paid in Capital	$221,935,241	$90,488,695	$141,348,958
Distributable Earnings	44,941,558	38,504,688	14,171,198
Net Assets	$266,876,799	$128,993,383	$155,520,156

Investor Class Shares:
Net Asset Value Per Share:
Net Assets	$247,060,473	$128,449,423	$120,315,326
Shares of Beneficial Interest Outstanding	3,891,371	3,830,840	3,333,986

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$63.49	$33.53	$36.09

Advisor Class Shares:
Net Assets	$19,816,326	$543,960	$35,204,830
Shares of Beneficial Interest Outstanding	312,325	16,256	979,315

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$63.45	$33.46	35.95

(a) Includes loaned securities with a value of:	$13,195,429	$10,586,691	$16,188,215

See accompanying notes to financial statements.

Horizon Funds

Statements of Operations

For the Year Ended November 30, 2021

	Horizon Active Asset Allocation Fund	Horizon Active Risk Assist® Fund	Horizon Active Income Fund	Horizon Active Dividend Fund
Investment Income:
Dividend Income from Unaffiliated Securities (Net of Foreign Withholdings Tax of $0, $3, $0 and $64,115)	$9,798,803	$14,820,650	$11,905,316	$3,518,782
Dividend Income from Affiliated Securities	—	936,953	375,095	—
Interest Income	1,278	1,125	632	495
Total Investment Income	9,800,081	15,758,729	12,281,043	3,519,277

Expenses:
Investment Advisory Fees	6,494,587	10,390,972	3,223,310	958,897
Shareholder Servicing Fees - Investor Class	646,762	1,007,456	413,787	—
Administrative & Accounting Service Fees	303,603	506,791	217,546	75,978
Transfer Agent Fees	169,429	161,899	99,096	41,351
Legal Fees	88,474	134,283	58,888	13,021
Trustees’ Fees and Expenses	73,549	117,995	48,655	13,864
Registration Fees	73,470	112,868	74,245	52,302
Chief Compliance Officer & Compliance Fees	50,316	78,151	24,608	10,258
Miscellaneous Expenses	47,920	68,974	61,826	12,410
Printing and Postage Expenses	43,670	55,750	35,686	17,030
Custodian Fees	37,617	66,679	24,703	7,037
Audit Fees	20,109	20,739	18,192	19,199
Distribution Fees (12b-1) - Advisor Class	10,157	17,271	9,616	25,522
Insurance Fees	6,206	11,140	11,070	8,860
Distribution Fees (12b-1) - Investor Class	—	—	—	117,644
Interest Expense	1,740	6,383	2,856	164
Total Expenses	8,067,609	12,757,351	4,324,084	1,373,537
Securities Lending Expense Offset	(592,272)	(612,833)	(338,273)	(19,708)
Fees Recouped by the Adviser	4,388	—	—	61,112
Fees Waived by the Advisor	—	—	—	(14,218)

Net Expenses	7,479,725	12,144,518	3,985,811	1,400,723

Net Investment Income	2,320,356	3,614,211	8,295,232	2,118,554

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Unaffiliated Investments	110,820,889	120,464,437	4,615,736	25,102,688
Net Long-Term Capital Gain Distributions	—	—	183,698	—
Affiliated Investments	—	26,053,325	82,170	—
Purchased Options	41,775	(14,424,743)	—	(672,213)
Written Options	208,502	6,729,809	—	196,041
Foreign Currency	—	—	—	66
Net Change in Unrealized Appreciation (Depreciation) on:
Unaffiliated Investments	8,319,339	47,902,099	(12,623,779)	(8,410,758)
Affiliated Investments	—	(5,145,904)	(6,912)	—
Purchased Options	211,697	(3,882,697)	—	105,292
Written Options	—	604,775	—	—
Foreign Currency	—	—	—	(103)
Net Realized and Unrealized Gain (Loss) on Investments	119,602,202	178,301,101	(7,749,087)	16,321,013

Net Increase in Net Assets Resulting From Operations	$121,922,558	$181,915,312	$546,145	$18,439,567

See accompanying notes to financial statements.

Horizon Funds STATEMENTS OF OPERATIONS (Continued) For the Year Ended November 30, 2021

	Horizon Defined Risk Fund	Horizon U.S. Defensive Equity Fund	Horizon ESG Defensive Core Fund
Investment Income:
Dividend Income from Unaffiliated Securities (Net of Foreign Withholdings Tax of $261, $772 and $0)	$3,237,031	$2,365,969	$1,161,203
Interest Income	479	195	443
Total Investment Income	3,237,510	2,366,164	1,161,646

Expenses:
Investment Advisory Fees	1,845,378	1,192,880	639,596
Administrative & Accounting Service Fees	134,031	99,015	59,112
Transfer Agent Fees	49,160	56,006	51,187
Legal Fees	33,543	15,961	3,144
Trustees’ Fees and Expenses	25,782	18,334	7,759
Registration Fees	50,731	59,067	41,094
Chief Compliance Officer & Compliance Fees	17,832	13,116	8,692
Miscellaneous Expenses	19,903	18,620	3,450
Printing and Postage Expenses	38,660	38,130	2,299
Custodian Fees	76,928	67,670	22,954
Audit Fees	17,926	17,970	10,969
Distribution Fees (12b-1) - Advisor Class	51,476	1,468	47,130
Insurance Fees	6,917	3,023	70
Distribution Fees (12b-1) - Investor Class	210,082	148,523	66,427
Interest Expense	17,548	100	—
Total Expenses	2,595,897	1,749,883	963,883
Securities Lending Expense Offset	(7,459)	(6,083)	(11,757)
Fees Recouped by the Advisor	—	11,653	27,690
Fees Waived by the Adviser	(141,014)	(129,170)	(64,630)

Net Expenses	2,447,424	1,626,283	915,186

Net Investment Income	790,086	739,881	246,460

Net Realized and Unrealized Gain on Investments:
Net Realized Gain (Loss) on:
Unaffiliated Investments	26,008,982	42,206,376	3,842,643
Purchased Options	(28,290,258)	—	—
Written Options	1,680,739	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Unaffiliated Investments	23,912,503	(8,489,917)	9,409,842
Purchased Options	2,750,456	—	—
Written Options	(1,306,072)	—	—
Net Realized and Unrealized Gain on Investments	24,756,350	33,716,459	13,252,485

Net Increase in Net Assets Resulting From Operations	$25,546,436	$34,456,340	$13,498,945

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020

Operations:
Net Investment Income	$2,320,356	$3,887,329
Net Realized Gain on Investments	111,071,166	36,530,127
Net Change in Unrealized Appreciation on Investments	8,531,036	15,435,457
Net Increase in Net Assets Resulting From Operations	121,922,558	55,852,913

Distributions to Shareholders From:
Distributable earnings
Investor Class	(34,106,308)	(3,464,791)
Advisor Class	(242,577)	(43,024)
Institutional Class	(102,761)	(239,551)
Total Distributions to Shareholders	(34,451,646)	(3,747,366)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	227,419,365	202,412,573
Advisor Class	3,254,356	6,045,953
Institutional Class	7,550,592	8,099,523
Distributions Reinvested
Investor Class	32,878,445	3,314,346
Advisor Class	175,788	38,374
Institutional Class	102,761	239,551
Cost of Shares Redeemed
Investor Class	(138,514,355)	(240,665,906)
Advisor Class	(10,335,613)	(5,566,352)
Institutional Class	(958,583)	(38,111,521)
Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	121,572,756	(64,193,459)

Increase (Decrease) in Net Assets	209,043,668	(12,087,912)

Net Assets:
Beginning of Year	533,260,693	545,348,605
End of Year	$742,304,361	$533,260,693

Share Activity:
Investor Class:
Shares Issued	14,784,166	16,763,649
Shares Reinvested	2,412,212	257,525
Shares Redeemed	(9,138,510)	(20,313,409)
Net Increase (Decrease)	8,057,868	(3,292,235)

Advisor Class:
Shares Issued	212,938	517,248
Shares Reinvested	12,935	2,993
Shares Redeemed	(701,409)	(430,875)
Net Increase (Decrease)	(475,536)	89,366

Institutional Class:
Shares Issued	480,872	693,989
Shares Reinvested	7,523	18,584
Shares Redeemed	(62,991)	(2,855,260)
Net Increase (Decrease)	425,404	(2,142,687)

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020

Operations:
Net Investment Income	$3,614,211	$6,547,918
Net Realized Gain (Loss) on Investments	138,822,828	(26,854,842)
Net Change in Unrealized Appreciation on Investments	39,478,273	38,536,926
Net Increase in Net Assets Resulting From Operations	181,915,312	18,230,002

Distributions to Shareholders From:
Distributable earnings
Investor Class	(2,892,895)	(7,582,927)
Advisor Class	(21,213)	(1,359)
Institutional Class	(191,051)	(674,574)
Total Distributions to Shareholders	(3,105,159)	(8,258,860)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	487,069,905	480,907,603
Advisor Class	5,093,043	7,267,563
Institutional Class	13,298,835	7,956,644
Distributions Reinvested
Investor Class	2,802,160	7,203,726
Advisor Class	11,471	1,359
Institutional Class	191,051	673,553
Cost of Shares Redeemed
Investor Class	(269,268,764)	(472,054,516)
Advisor Class	(4,336,374)	(2,102,852)
Institutional Class	(26,148,481)	(30,083,423)
Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	208,712,846	(230,343)

Increase in Net Assets	387,522,999	9,740,799

Net Assets:
Beginning of Year	811,735,908	801,995,109
End of Year	$1,199,258,907	$811,735,908

Share Activity:
Investor Class:
Shares Issued	19,982,192	24,770,984
Shares Reinvested	126,053	332,429
Shares Redeemed	(11,010,288)	(24,485,116)
Net Increase	9,097,957	618,297

Advisor Class:
Shares Issued	203,354	390,519
Shares Reinvested	516	63
Shares Redeemed	(179,653)	(104,411)
Net Increase	24,217	286,171

Institutional Class:
Shares Issued	528,056	409,210
Shares Reinvested	8,583	31,039
Shares Redeemed	(1,087,228)	(1,517,636)
Net Decrease	(550,589)	(1,077,387)

See accompanying notes to financial statements.

Horizon Active Income Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020

Operations:
Net Investment Income	$8,295,232	$6,293,778
Net Realized Gain on Investments	4,881,604	8,652,290
Net Change in Unrealized Appreciation (Depreciation) on Investments	(12,630,691)	7,435,730
Net Increase in Net Assets Resulting From Operations	546,145	22,381,798

Distributions to Shareholders From:
Distributable Earnings
Investor Class	(8,093,689)	(6,597,800)
Advisor Class	(66,528)	(35,254)
Institutional Class	(11,668)	(4,791)
Total Distributions to Shareholders	(8,171,885)	(6,637,845)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	141,229,985	308,522,229
Advisor Class	1,459,593	3,877,638
Institutional Class	1,827,312	302,989
Distributions Reinvested
Investor Class	7,655,394	6,233,403
Advisor Class	60,743	34,438
Institutional Class	11,669	4,791
Cost of Shares Redeemed
Investor Class	(139,310,713)	(171,700,477)
Advisor Class	(955,809)	(2,523,258)
Institutional Class	(177,553)	(8,225,534)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	11,800,621	136,526,219

Increase in Net Assets	4,174,881	152,270,172

Net Assets:
Beginning of Year	435,037,999	282,767,827
End of Year	$439,212,880	$435,037,999

Share Activity:
Investor Class:
Shares Issued	14,430,458	32,423,819
Shares Reinvested	780,131	656,510
Shares Redeemed	(14,191,720)	(18,400,287)
Net Increase	1,018,869	14,680,042

Advisor Class:
Shares Issued	148,383	404,105
Shares Reinvested	6,155	3,616
Shares Redeemed	(96,666)	(262,134)
Net Increase	57,872	145,587

Institutional Class:
Shares Issued	188,513	32,889
Shares Reinvested	1,196	508
Shares Redeemed	(18,280)	(867,783)
Net Increase (Decrease)	171,429	(834,386)

See accompanying notes to financial statements.

Horizon Active Dividend Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020

Operations:
Net Investment Income	$2,118,554	$3,174,629
Net Realized Gain (Loss) on Investments	24,626,582	(21,185,814)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(8,305,569)	4,709,053
Net Increase (Decrease) in Net Assets Resulting From Operations	18,439,567	(13,302,132)

Distributions to Shareholders From:
Distributable earnings
Investor Class	(1,968,824)	(3,727,018)
Advisor Class	(153,721)	(602,435)
Total Distributions to Shareholders	(2,122,545)	(4,329,453)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	36,122,278	75,905,073
Advisor Class	5,302,054	10,196,716
Distributions Reinvested
Investor Class	1,968,366	3,726,574
Advisor Class	121,012	475,886
Cost of Shares Redeemed
Investor Class	(34,672,833)	(116,808,266)
Advisor Class	(4,502,876)	(26,213,335)
Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	4,338,001	(52,717,352)

Increase (Decrease) in Net Assets	20,655,023	(70,348,937)

Net Assets:
Beginning of Year	113,555,429	183,904,366
End of Year	$134,210,452	$113,555,429

Share Activity:
Investor Class:
Shares Issued	585,198	1,513,537
Shares Reinvested	32,484	69,115
Shares Redeemed	(566,407)	(2,348,799)
Net Increase (Decrease)	51,275	(766,147)

Advisor Class:
Shares Issued	85,855	194,692
Shares Reinvested	1,979	8,821
Shares Redeemed	(73,957)	(512,641)
Net Increase (Decrease)	13,877	(309,128)

See accompanying notes to financial statements.

Horizon Defined Risk Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020

Operations:
Net Investment Income	$790,086	$1,300,271
Net Realized Loss on Investments	(600,537)	(11,999,746)
Net Change in Unrealized Appreciation on Investments	25,356,887	20,776,875
Net Increase in Net Assets Resulting From Operations	25,546,436	10,077,400

Distributions to Shareholders From:
Distributable earnings
Investor Class	(1,227,816)	(910,223)
Advisor Class	(96,990)	(102,844)
Total Distributions to Shareholders	(1,324,806)	(1,013,067)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	115,234,241	122,098,676
Advisor Class	5,188,089	15,317,797
Distributions Reinvested
Investor Class	1,227,606	910,154
Advisor Class	79,341	75,200
Cost of Shares Redeemed
Investor Class	(102,424,408)	(83,224,179)
Advisor Class	(12,446,407)	(14,574,578)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	6,858,462	40,603,070

Increase in Net Assets	31,080,092	49,667,403

Net Assets:
Beginning of Year	235,796,707	186,129,304
End of Year	$266,876,799	$235,796,707

Share Activity:
Investor Class:
Shares Issued	1,905,755	2,272,168
Shares Reinvested	21,402	16,792
Shares Redeemed	(1,738,726)	(1,605,672)
Net Increase	188,431	683,288

Advisor Class:
Shares Issued	86,687	284,181
Shares Reinvested	1,382	1,387
Shares Redeemed	(211,432)	(271,764)
Net Increase (Decrease)	(123,363)	13,804

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2021	For the Period Ended November 30, 2020(1)

Operations:
Net Investment Income	$739,881	$620,918
Net Realized Gain (Loss) on Investments	42,206,376	(4,740,343)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(8,489,917)	18,824,128
Net Increase in Net Assets Resulting From Operations	34,456,340	14,704,703

Distributions to Shareholders From:
Distributable earnings
Investor Class	(630,763)	(220,775)
Advisor Class	(2,114)	—
Total Distributions to Shareholders	(632,877)	(220,775)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	67,919,425	142,608,371
Advisor Class	471,245	728,483
Distributions Reinvested
Investor Class	630,700	220,732
Advisor Class	1,793	—
Cost of Shares Redeemed
Investor Class	(179,674,447)	(37,126,755)
Advisor Class	(794,678)	(74,803)
Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	(111,445,962)	106,356,028

Increase (Decrease) in Net Assets	(77,622,499)	120,839,956

Net Assets:
Beginning of Period/Year	206,615,882	85,775,926
End of Period/Year	$128,993,383	$206,615,882

Share Activity:
Investor Class:
Shares Issued	2,194,419	5,783,053
Shares Reinvested	23,010	8,348
Shares Redeemed	(5,958,565)	(1,491,204)
Net Increase (Decrease)	(3,741,136)	4,300,197

Advisor Class:
Shares Issued	15,089	29,766
Shares Reinvested	65	—
Shares Redeemed	(25,777)	(2,887)
Net Increase (Decrease)	(10,623)	26,879

(1)	Horizon U.S. Defensive Equity Fund, Advisor Class, commenced operations on January 31, 2020.

See accompanying notes to financial statements.

Horizon ESG Defensive Core Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2021	For the Period Ended November 30, 2020(1)

Operations:
Net Investment Income	$246,460	$19,048
Net Realized Gain on Investments	3,842,643	154,474
Net Change in Unrealized Appreciation on Investments	9,409,842	922,007
Net Increase in Net Assets Resulting From Operations	13,498,945	1,095,529

Distributions to Shareholders From:
Distributable earnings
Investor Class	(129,856)	—
Advisor Class	(116,569)	—
Total Distributions to Shareholders	(246,425)	—

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	116,890,815	3,674,103
Advisor Class	33,554,687	3,715,169
Distributions Reinvested
Investor Class	129,856	—
Advisor Class	116,569	—
Cost of Shares Redeemed
Investor Class	(10,958,613)	(52,237)
Advisor Class	(5,733,229)	(165,013)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	134,000,085	7,172,022

Increase in Net Assets	147,252,605	8,267,551

Net Assets:
Beginning of Period/Year	8,267,551	—
End of Period/Year	$155,520,156	$8,267,551

Share Activity:
Investor Class:
Shares Issued	3,505,622	140,527
Shares Reinvested	4,473	—
Shares Redeemed	(314,559)	(2,077)
Net Increase	3,195,536	138,450

Advisor Class:
Shares Issued	995,465	155,294
Shares Reinvested	4,025	—
Shares Redeemed	(169,431)	(6,038)
Net Increase	830,059	149,256

(1)	Horizon ESG Defensive Core Fund, Investor and Advisor Class, commenced operations on December 26, 2019 and January 8, 2020, respectively.

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund

Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017

Net Asset Value, Beginning of Year	$14.07	$12.61	$12.68	$14.20		$11.56
Income From Investment Operations:
Net investment income (c,f)	0.06	0.09	0.08	0.07	(h)	0.08
Net gain (loss) from investments (both realized and unrealized)	2.96	1.46	0.65	(0.02	)(h)	2.66
Total from investment operations	3.02	1.55	0.73	0.05		2.74

Less Distributions:
From net investment income	(0.07)	(0.09)	(0.08)	(0.07)		(0.10)
From net realized gains	(0.85)	—	(0.72)	(1.50)		—
Total Distributions	(0.92)	(0.09)	(0.80)	(1.57)		(0.10)

Net Asset Value, End of Year	$16.17	$14.07	$12.61	$12.68		$14.20

Total Return	22.63%	12.32%	7.23%	0.46%		23.76%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$729,517	$521,477	$508,839	$477,097		$393,833
Ratio to average net assets:
Gross expenses (d,e)	1.23%	1.25%	1.21%	1.28	%(g)	1.48%
Net expenses (a,d)	1.14%	1.20%	1.24%	1.27	%(g)	1.36	%(b)
Net investment income net of reimbursement (recapture) and securities lending expense offset (d,f)	0.35%	0.75%	0.66%	0.56%		0.61%
Portfolio turnover rate	142%	208%	279%	256%		168%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.01%, 0.00%, and 0.00%, respectively.

(b)	Effective July 1, 2017, Shareholder Servicing Fees for Investor Class shares decreased from 0.25% to 0.10% of average daily net assets.

(c)	Per share amounts are calculated using the average shares method.

(d)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(f)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(g)	Effective March 30, 2018, the Operating Expense Limit for the Investor Class decreased from 1.27% to 1.17%. This excludes 0.10% of Shareholder Servicing Fees (See Note 3).

(h)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class
	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017

Net Asset Value, Beginning of Year	$14.01	$12.55	$12.62	$14.16		$11.56
Income From Investment Operations:
Net investment income (b,f)	0.03	0.08	0.07	0.05	(e)	0.05
Net gain (loss) from investments (both realized and unrealized)	2.95	1.45	0.65	(0.02	)(e)	2.68
Total from investment operations	2.98	1.53	0.72	0.03		2.73

Less Distributions:
From net investment income	(0.04)	(0.07)	(0.07)	(0.07)		(0.13)
From net realized gains	(0.85)	—	(0.72)	(1.50)		—
Total Distributions	(0.89)	(0.07)	(0.79)	(1.57)		(0.13)

Net Asset Value, End of Year	$16.10	$14.01	$12.55	$12.62		$14.16

Total Return	22.43%	12.24%	7.12%	0.29%		23.64%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$3,893	$10,052	$7,879	$7,187		$5,084
Ratio to average net assets:
Gross expenses (c,d)	1.38%	1.41%	1.39%	1.43	%(g)	1.55%
Net expenses (a,c)	1.29%	1.25%	1.39%	1.42	%(g)	1.42%
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,f)	0.21%	0.63%	0.57%	0.38%		0.35%
Portfolio turnover rate	142%	208%	279%	256%		168%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00%, and 0.00% respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(f)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(g)	Effective March 30, 2018, the Operating Expense Limit for the Advisor Class decreased from 1.42% to 1.17% and now excludes 0.25% of Distribution Fees (12b-1) (See Note 3).

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Institutional Class
	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017

Net Asset Value, Beginning of Year	$14.11	$12.64	$12.71	$14.22		$11.59
Income From Investment Operations:
Net investment income (b,f)	0.08	0.12	0.10	0.09	(e)	0.05
Net gain (loss) from investments (both realized and unrealized)	2.97	1.44	0.65	(0.03	)(e)	2.71
Total from investment operations	3.05	1.56	0.75	0.06		2.76

Less Distributions:
From net investment income	(0.08)	(0.09)	(0.10)	(0.07)		(0.13)
From net realized gains	(0.85)	—	(0.72)	(1.50)		—
Total Distributions	(0.93)	(0.09)	(0.82)	(1.57)		(0.13)

Net Asset Value, End of Year	$16.23	$14.11	$12.64	$12.71		$14.22

Total Return	22.82%	12.44%	7.33%	0.55%		23.92%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$8,894	$1,732	$28,631	$30,230		$29,010
Ratio to average net assets:
Gross expenses (c,d)	1.13%	1.16%	1.14%	1.18%		1.30%
Net expenses (a,c)	1.05%	1.01%	1.16%	1.17%		1.17%
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,f)	0.47%	1.01%	0.80%	0.68%		0.38%
Portfolio turnover rate	142%	208%	279%	256%		168%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(f)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017

Net Asset Value, Beginning of Year	$21.74	$21.38	$21.69	$22.80		$19.31
Income From Investment Operations:
Net investment income (c,f)	0.08	0.16 (h)	0.12	0.13		0.12
Net gain (loss) from investments (both realized and unrealized)	4.39	0.42 (h)	0.33	(0.21)		3.54
Total from investment operations	4.47	0.58	0.45	(0.08)		3.66

Less Distributions:
From net investment income	(0.08)	(0.22)	(0.12)	(0.12)		(0.17)
From net realized gains	—	—	(0.64)	(0.91)		—
Total Distributions	(0.08)	(0.22)	(0.76)	(1.03)		(0.17)

Net Asset Value, End of Year	$26.13	$21.74	$21.38	$21.69		$22.80

Total Return	20.64%	2.71%	2.52%	(0.31)%		19.05%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,156,627	$764,775	$738,854	$682,077		$418,227
Ratio to average net assets:
Gross expenses (d,e)	1.22%	1.25%	1.20%	1.28	%(g)	1.49%
Net expenses (a,d)	1.16%	1.20%	1.24%	1.27	%(g)	1.35	%(b)
Net investment income net of reimbursement (recapture) and securities lending expense offset (d,f)	0.34%	0.81%	0.60%	0.58%		0.58%
Portfolio turnover rate	108%	462%	368%	275%		143%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

(b)	Effective July 1, 2017, Shareholder Servicing Fees for Investor Class shares decreased from 0.25% to 0.10% of average daily net assets.

(c)	Per share amounts are calculated using the average shares method.

(d)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(f)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(g)	Effective March 30, 2018, the Operating Expense Limit for the Investor Class decreased from 1.27% to 1.17%. This excludes 0.10% of Shareholder Servicing Fees (See Note 3).

(h)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statement of Operations.

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class
	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017

Net Asset Value, Beginning of Year	$21.73	$21.36		$21.66	$22.78		$19.30
Income From Investment Operations:
Net investment income (loss) (b,e)	0.05	(0.04	)(g)	0.10	0.11		0.11
Net gain (loss) from investments (both realized and unrealized)	4.37	0.57	(g)	0.32	(0.23)		3.54
Total from investment operations	4.42	0.53		0.42	(0.12)		3.65

Less Distributions:
From net investment income	(0.07)	(0.16)		(0.08)	(0.09)		(0.17)
From net realized gains	—	—		(0.64)	(0.91)		—
Total Distributions	(0.07)	(0.16)		(0.72)	(1.00)		(0.17)

Net Asset Value, End of Year	$26.08	$21.73		$21.36	$21.66		$22.78

Total Return	20.41%	2.50%		2.37%	(0.46)%		19.03%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$8,312	$6,399		$177	$388		$347
Ratio to average net assets:
Gross expenses (c,d)	1.37%	1.43%		1.38%	1.43	%(f)	1.56%
Net expenses (a,c)	1.31%	1.37%		1.42%	1.42	%(f)	1.42%
Net investment income (loss) net of reimbursement (recapture) and securities lending expense offset (c,e)	0.21%	(0.18)%		0.49%	0.48%		0.53%
Portfolio turnover rate	108%	462%		368%	275%		143%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(f)	Effective March 30, 2018, the Operating Expense Limit for the Advisor Class decreased from 1.42% to 1.17%. This excludes 0.25% of Distribution Fees (12b-1) (See Note 3).

(g)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statement of Operations.

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Institutional Class
	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017

Net Asset Value, Beginning of Year	$21.79	$21.43	$21.72	$22.84	$19.33
Income From Investment Operations:
Net investment income (loss) (b,e)	0.13	0.23 (f)	0.10	0.14	(0.14)
Net gain (loss) from investments (both realized and unrealized)	4.37	0.36 (f)	0.39	(0.20)	3.86
Total from investment operations	4.50	0.59	0.49	(0.06)	3.72

Less Distributions:
From net investment income	(0.10)	(0.23)	(0.14)	(0.15)	(0.21)
From net realized gains	—	—	(0.64)	(0.91)	—
Total Distributions	(0.10)	(0.23)	(0.78)	(1.06)	(0.21)

Net Asset Value, End of Year	$26.19	$21.79	$21.43	$21.72	$22.84

Total Return	20.75%	2.78%	2.70%	(0.21)%	19.31%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$34,320	$40,562	$62,964	$22,714	$6,633
Ratio to average net assets:
Gross expenses (c,d)	1.12%	1.15%	1.13%	1.19%	1.35%
Net expenses (a,c)	1.06%	1.09%	1.08%	1.14%	1.17%
Net investment income (loss) net of reimbursement (recapture) and securities lending expense offset (c,e)	0.54%	1.14%	0.47%	0.61%	(0.62)%
Portfolio turnover rate	108%	462%	368%	275%	143%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(f)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statement of Operations.

See accompanying notes to financial statements.

Horizon Active Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017

Net Asset Value, Beginning of Year	$9.90	$9.44	$9.13	$9.73		$9.56
Income From Investment Operations:
Net investment income (c,f)	0.19	0.18	0.29	0.30		0.25
Net gain (loss) from investments (both realized and unrealized)	(0.18)	0.50	0.31	(0.64)		0.17
Total from investment operations	0.01	0.68	0.60	(0.34)		0.42

Less Distributions:
From net investment income	(0.19)	(0.22)	(0.29)	(0.26)		(0.25)
Total Distributions	(0.19)	(0.22)	(0.29)	(0.26)		(0.25)

Net Asset Value, End of Year	$9.72	$9.90	$9.44	$9.13		$9.73

Total Return	0.11%	7.29%	6.78%	(3.58)%		4.39%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$432,982	$430,958	$272,400	$275,992		$200,521
Ratio to average net assets:
Gross expenses (d,e)	1.03%	1.05%	1.03%	1.09	%(g)	1.21%
Net expenses (a,d)	0.95%	0.90%	0.88%	0.98	%(g)	1.18	%(b)
Net investment income net of reimbursement (recapture) and securities lending expense offset (d,f)	1.98%	1.87%	3.13%	3.16%		2.54%
Portfolio turnover rate	93%	225%	167%	155%		175%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest and dividend expense which was 0.00%, 0.01%, 0.00%, 0.00%, and 0.00%, respectively.

(b)	Effective July 1, 2017, Shareholder Servicing Fees for Investor Class shares decreased from 0.25% to 0.10% of average daily net assets.

(c)	Per share amounts are calculated using the average shares method.

(d)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(f)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(g)	Effective March 30, 2018, the Operating Expense Limit for the Investor Class decreased from 1.09% to 0.99%. This excludes 0.10% of Shareholder Servicing Fees (See Note 3).

See accompanying notes to financial statements.

Horizon Active Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class
	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017

Net Asset Value, Beginning of Year	$9.95	$9.47	$9.16	$9.76		$9.60
Income From Investment Operations:
Net investment income (b,e)	0.18	0.18	0.26	0.29		0.13
Net gain (loss) from investments (both realized and unrealized)	(0.18)	0.47	0.32	(0.63)		0.28
Total from investment operations	(0.00)	0.65	0.58	(0.34)		0.41

Less Distributions:
From net investment income	(0.18)	(0.17)	(0.27)	(0.26)		(0.25)
Total Distributions	(0.18)	(0.17)	(0.27)	(0.26)		(0.25)

Net Asset Value, End of Year	$9.77	$9.95	$9.47	$9.16		$9.76

Total Return	(0.05)%	6.96%	6.53%	(3.58)%		4.31%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$4,391	$3,896	$2,328	$1,587		$661
Ratio to average net assets:
Gross expenses (c,d)	1.18%	1.17%	1.20%	1.24	%(f)	1.32%
Net expenses (a,c)	1.10%	1.06%	1.05%	1.04	%(f)	1.24%
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,e)	1.82%	1.90%	2.79%	3.07%		1.37%
Portfolio turnover rate	93%	225%	167%	155%		175%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(f)	Effective March 30, 2018, the Operating Expense Limit for the Advisor Class decreased from 1.24% to 1.09%. This excludes 0.25% of Distribution Fees (12b-1) (See Note 3).

See accompanying notes to financial statements.

Horizon Active Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Institutional Class
	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017

Net Asset Value, Beginning of Year	$9.86	$9.43	$9.13	$9.72	$9.57
Income From Investment Operations:
Net investment income (b,e)	0.17	0.49 (f)	0.29	0.31	0.25
Net gain (loss) from investments (both realized and unrealized)	(0.15)	0.17 (f)	0.31	(0.63)	0.17
Total from investment operations	0.02	0.66	0.60	(0.32)	0.42

Less Distributions:
From net investment income	(0.20)	(0.23)	(0.30)	(0.27)	(0.27)
Total Distributions	(0.20)	(0.23)	(0.30)	(0.27)	(0.27)

Net Asset Value, End of Year	$9.68	$9.86	$9.43	$9.13	$9.72

Total Return	0.20%	7.07%	6.83%	(3.33)%	4.41%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,840	$184	$8,040	$7,488	$8,084
Ratio to average net assets:
Gross expenses (c,d)	0.94%	0.93%	0.95%	0.99%	1.03%
Net expenses (a,c)	0.85%	0.82%	0.80%	0.86%	0.99%
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,e)	1.74%	5.13%	3.15%	3.28%	2.53%
Portfolio turnover rate	93%	225%	167%	155%	175%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(f)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statement of Operations.

See accompanying notes to financial statements.

Horizon Active Dividend Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Investor Class
	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Period Ended November 30, 2017 (a)

Net Asset Value, Beginning of Period/Year	$55.01	$58.58	$60.03	$59.15	$50.00
Income From Investment Operations:
Net investment income (c)	1.03	1.19	1.47	1.18 (e)	0.66
Net gain (loss) from investments (both realized and unrealized)	8.02	(3.25)	0.27 (h)	1.61 (e)	9.01
Total from investment operations	9.05	(2.06)	1.74	2.79	9.67

Less Distributions:
From net investment income	(1.04)	(1.29)	(1.14)	(1.13)	(0.52)
From net realized gains	—	(0.22)	(2.05)	(0.78)	—
Total Distributions	(1.04)	(1.51)	(3.19)	(1.91)	(0.52)

Net Asset Value, End of Period/Year	$63.02	$55.01	$58.58	$60.03	$59.15

Total Return	16.58%	(3.41)%	3.67%	4.72%	19.45	%(g)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$123,269	$104,774	$156,452	$39,909	$24,509
Ratio to average net assets:
Gross expenses (d)	1.06%	1.11%	1.09%	1.32%	2.33	%(f)
Net expenses (i)	1.08%	1.09%	1.09%	1.09%	1.09	%(b,f)
Net investment income net of reimbursement (recapture) and securities lending expense offset	1.67%	2.28%	2.59%	1.93%	1.24	%(f)
Portfolio turnover rate	222%	376%	369%	320%	184	%(g)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since December 28, 2016 (Commencement of Operations).

(b)	Effective July 1, 2017, Shareholder Servicing Fees for Investor Class shares decreased from 0.25% to 0.10% of average daily net assets.

(c)	Per share amounts are calculated using the average shares method.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(f)	Annualized.

(g)	Not annualized.

(h)

Net realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) on the Statements of Operations due to share transactions for the period.

(i)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

See accompanying notes to financial statements.

Horizon Active Dividend Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Advisor Class
	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Period Ended November 30, 2017 (a)

Net Asset Value, Beginning of Period/Year	$54.99	$58.56	$60.00	$59.13	$54.31
Income From Investment Operations:
Net investment income (b)	0.95	1.13	1.37	1.04 (d)	0.25
Net gain (loss) from investments (both realized and unrealized)	8.04	(3.28)	0.29 (g)	1.66 (d)	4.78
Total from investment operations	8.99	(2.15)	1.66	2.70	5.03

Less Distributions:
From net investment income	(0.94)	(1.21)	(1.05)	(1.05)	(0.21)
From net realized gains	—	(0.21)	(2.05)	(0.78)	—
Total Distributions	(0.94)	(1.42)	(3.10)	(1.83)	(0.21)

Net Asset Value, End of Period/Year	$63.04	$54.99	$58.56	$60.00	$59.13

Total Return	16.45%	(3.55)%	3.50%	4.57%	9.28	%(f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$10,941	$8,781	$27,452	$10,892	$3,353
Ratio to average net assets:
Gross expenses (c)	1.21%	1.25%	1.24%	1.48%	2.12	%(e)
Net expenses (h)	1.24%	1.24%	1.24%	1.24%	1.24	%(e)
Net investment income net of reimbursement (recapture) and securities lending expense offset	1.52%	2.17%	2.42%	1.71%	1.01	%(e)
Portfolio turnover rate	222%	376%	369%	320%	184	%(f)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since June 20, 2017 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)

Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(e)	Annualized.

(f)	Not annualized.

(g)

Net realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) on the Statements of Operations due to share transactions for the period.

(h)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

See accompanying notes to financial statements.

Horizon Defined Risk Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Investor Class
	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period Ended November 30, 2018 (a)

Net Asset Value, Beginning of Period/Year	$56.98	$54.09	$51.00	$50.00
Income From Investment Operations:
Net investment income (b)	0.22	0.37	0.51	0.44
Net gain from investments (both realized and unrealized)	6.62	2.82	2.86	0.56
Total from investment operations	6.84	3.19	3.37	1.00

Less Distributions:
From net investment income	(0.33)	(0.30)	(0.17)	—
From net realized gains	—	—	(0.11)	—
Total Distributions	(0.33)	(0.30)	(0.28)	—

Net Asset Value, End of Period/Year	$63.49	$56.98	$54.09	$51.00

Total Return	12.06%	5.93%	6.69%	2.00	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$247,061	$210,993	$163,322	$5,915
Ratio to average net assets:
Gross expenses (c)	1.11%	1.12%	1.20%	2.28	%(d)
Net expenses (f)	1.05%	1.04%	1.04%	1.04	%(d)
Net investment income net of reimbursement and securities lending expense offset	0.35%	0.70%	0.99%	0.94	%(d)
Portfolio turnover rate	27%	28%	10%	89	%(e)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since December 28, 2017 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	The ratio of expenses to average net assets includes interest expense which was 0.01%, 0.00%, 0.00% and 0.00%, respectively.

See accompanying notes to financial statements.

Horizon Defined Risk Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Advisor Class
	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period Ended November 30, 2018 (a)

Net Asset Value, Beginning of Period/Year	$56.93	$54.06	$50.98	$50.58
Income From Investment Operations:
Net investment income (b)	0.13	0.29	0.42	0.31	(d)
Net gain from investments (both realized and unrealized)	6.62	2.82	2.87	0.09	(d)
Total from investment operations	6.75	3.11	3.29	0.40

Less Distributions:
From net investment income	(0.23)	(0.24)	(0.10)	—
From net realized gains	—	—	(0.11)	—
Total Distributions	(0.23)	(0.24)	(0.21)	—

Net Asset Value, End of Period/Year	$63.45	$56.93	$54.06	$50.98

Total Return	11.90%	5.78%	6.51%	0.77	%(f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$19,816	$24,804	$22,807	$9,173
Ratio to average net assets:
Gross expenses (c)	1.26%	1.28%	1.37%	2.10	%(e)
Net expenses (g)	1.20%	1.19%	1.19%	1.19	%(e)
Net investment income net of reimbursement and securities lending expense offset	0.21%	0.56%	0.80%	0.75	%(e)
Portfolio turnover rate	27%	28%	10%	89	%(f)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since February 2, 2018 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)

Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(e)	Annualized.

(f)	Not annualized.

(g)	The ratio of expenses to average net assets includes interest expense which was 0.01%, 0.00%, 0.00% and 0.00%, respectively.

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Investor Class
	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Period Ended November 30, 2019 (a)

Net Asset Value, Beginning of Period/Year	$27.19	$26.22	$25.00
Income From Investment Operations:
Net investment income (b)	0.15	0.12	0.12
Net gain from investments (both realized and unrealized)	6.27	0.91	1.10
Total from investment operations	6.42	1.03	1.22

Less Distributions:
From net investment income	(0.08)	(0.06)	—
Total Distributions	(0.08)	(0.06)	—

Net Asset Value, End of Period/Year	$33.53	$27.19	$26.22

Total Return	23.70%	3.96%	4.88	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$128,449	$205,886	$85,776
Ratio to average net assets:
Gross expenses (c)	1.17%	1.14%	1.93	%(d)
Net expenses	1.09%	1.09%	1.09	%(d)
Net investment income net of reimbursement and securities lending expense offset	0.50%	0.49%	1.10	%(d)
Portfolio turnover rate	218%	325%	0.11	%(e)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since June 26, 2019 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Advisor Class
	For the Year Ended November 30, 2021	For the Period Ended November 30, 2020 (a)

Net Asset Value, Beginning of Period/Year	$27.16	$26.23
Income From Investment Operations:
Net investment income (b)	0.10	0.04
Net gain from investments (both realized and unrealized)	6.27	0.89
Total from investment operations	6.37	0.93

Less Distributions:
From net investment income	(0.07)	—
From net realized gains	—	—
Total Distributions	(0.07)	—

Net Asset Value, End of Period/Year	$33.46	$27.16

Total Return	23.53%	3.55	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$544	$730
Ratio to average net assets:
Gross expenses (c)	1.32%	1.30	%(d)
Net expenses	1.24%	1.24	%(d)
Net investment income net of reimbursement and securities lending expense offset	0.34%	0.17	%(d)
Portfolio turnover rate	218%	325%

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since January 31, 2020 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

See accompanying notes to financial statements.

Horizon ESG Defensive Core Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Investor Class
	For the Year Ended November 30, 2021	For the Period Ended November 30, 2020 (a)

Net Asset Value, Beginning of Period/Year	$28.78	$25.00
Income From Investment Operations:
Net investment income (b)	0.11	0.19	(f)
Net gain from investments (both realized and unrealized)	8.01	3.59	(f)
Total from investment operations	8.12	3.78

Less Distributions:
From net investment income	(0.10)	—
From net realized gains	(0.71)	—
Total Distributions	(0.81)	—

Net Asset Value, End of Period/Year	$36.09	$28.78

Total Return	28.91%	15.12	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$120,315	$3,985
Ratio to average net assets:
Gross expenses (c)	1.09%	6.24	%(d)
Net expenses	1.04%	1.04	%(d)
Net investment income net of reimbursement and securities lending expense offset	0.32%	0.73	%(d)
Portfolio turnover rate	29%	81	%(e)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since December 26, 2019 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)

Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

Horizon ESG Defensive Core Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Advisor Class
	For the Year Ended November 30, 2021	For the Period Ended November 30, 2020 (a)

Net Asset Value, Beginning of Period/Year	$28.69	$25.04
Income From Investment Operations:
Net investment income (b)	0.07	0.13	(f)
Net gain from investments (both realized and unrealized)	7.97	3.52	(f)
Total from investment operations	8.04	3.65

Less Distributions:
From net investment income	(0.07)	—
From net realized gains	(0.71)	—
Total Distributions	(0.78)	—

Net Asset Value, End of Period/Year	$35.95	$28.69

Total Return	28.69%	14.58	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$35,205	$4,283
Ratio to average net assets:
Gross expenses (c)	1.28%	4.56	%(d)
Net expenses	1.19%	1.19	%(d)
Net investment income net of reimbursement and securities lending expense offset	0.19%	0.52	%(d)
Portfolio turnover rate	29%	81	%(e)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since January 8, 2020 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)

Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

Horizon Funds

Notes to Financial Statements

November 30, 2021

1.	ORGANIZATION

The Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon U.S. Defensive Equity Fund (formerly known as the Horizon Defensive Multi-Factor Fund) and Horizon ESG Defensive Core Fund (each a “Fund” and together the “Funds”) are each a series of shares of beneficial interest of Horizon Funds (the “Trust”), a Delaware business trust organized on May 21, 2015. The Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon U.S. Defensive Equity Fund and Horizon ESG Defensive Core Fund are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as diversified, open-end management investment companies. The investment objective of the Horizon Active Asset Allocation Fund is capital appreciation. The Fund presently offers Investor Class shares, Advisor Class shares and Institutional Class shares, which commenced operations on January 31, 2012, September 4, 2015 and September 9, 2016, respectively. The investment objective of the Horizon Active Risk® Assist Fund is to capture the majority of the returns associated with equity market investments, while mitigating downside risk through use of a risk overlay strategy. The Fund presently offers Investor Class shares, Advisor Class shares and Institutional Class shares, which commenced operations on August 29, 2014, September 4, 2015 and September 9, 2016, respectively. The investment objective of the Horizon Active Income Fund is income. The Fund presently offers Investor Class shares, Advisor Class shares and Institutional Class shares, which commenced operations on September 30, 2013, February 8, 2016 and September 9, 2016, respectively. The investment objective of the Horizon Active Dividend Fund is capital appreciation and current income. The Fund presently offers Investor Class shares and Advisor Class shares, which commenced operations on December 28, 2016 and June 20, 2017, respectively. The investment objective of the Horizon Defined Risk Fund is capital appreciation and capital preservation. The Fund presently offers Investor Class shares and Advisor Class shares, which commenced operations on December 28, 2017 and February 2, 2018, respectively. The investment objective of the Horizon U.S. Defensive Equity Fund is to capture the majority of the returns associated with domestic equity market investments, while mitigating downside risk through use of a risk overlay strategy. The Fund presently offers Investor Class shares and Advisor Class shares which commenced operations on June 26, 2019 and January 31, 2020, respectively. The investment objective of the Horizon ESG Defensive Core Fund is to seek long-term growth of capital, current income and growth of income, while mitigating downside risk through use of a risk overlay strategy (the “Risk Assist® strategy”). The Fund presently offers Investor Class shares and Advisor Class shares, which commenced operations on December 26, 2019 and January 8, 2020, respectively.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates.

The Funds value their investments and financial instruments at fair value as follows. In determining a Fund’s net asset value (“NAV”) per share, equity securities, including common stocks, preferred stocks, and exchange traded funds, for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If the NOCP is not available, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation,

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

or if there has been no sale on such day, at the mean between the current bid and ask prices on the primary exchange. When market quotations received are from an active market, the securities will be classified within Level 1 of the fair value hierarchy. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) or its delegate. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by the Adviser and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent fair value. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported NAVs. Purchased and written options are valued primarily at the 4:15 ET composite mean of the bid and the ask.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith in accordance with procedures approved by the Board.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Generally, these inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. For an option position, these inputs may include, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2021, for the Funds’ investments measured at value:

Horizon Active Asset Allocation Fund
Assets *	Level 1		Level 2	Level 3	Total
Investment Companies	$739,153,209		$—	$—	$739,153,209
Short-Term Investments	3,597,009		—	—	3,597,009
Investments Purchased With Proceeds From Securities Lending	—	**	—	—	158,269,436
Total	$742,750,218		$—	$—	$901,019,654

Horizon Active Risk Assist® Fund
Assets *	Level 1		Level 2	Level 3	Total
Investment Companies	$1,175,004,360		$—	$—	$1,175,004,360
Common Stocks	16,307,903		—	—	16,307,903
Purchased Call Options	—		73,750	—	73,750
Purchased Put Options	—		1,141,500	—	1,141,500
Short-Term Investments	7,078,313		—	—	7,078,313
Investments Purchased With Proceeds From Securities Lending	—	**	—	—	170,010,841
Total	$1,198,390,576		$1,215,250	$—	$1,369,616,667

Liabilities *	Level 1	Level 2	Level 3	Total
Written Call Options	$—	$15,000	$—	$15,000
Written Put Options	—	37,500		$37,500
Total	$—	$52,500	$—	$52,500

Horizon Active Income Fund
Assets *	Level 1		Level 2	Level 3	Total
Investment Companies	$436,812,661		$—	$—	$436,812,661
Short-Term Investments	3,159,805		—	—	3,159,805
Investments Purchased With Proceeds From Securities Lending	—	**	—	—	103,644,441
Total	$439,972,466		$—	$—	$543,616,907

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

Horizon Active Dividend Fund
Assets *	Level 1		Level 2	Level 3	Total
Common Stocks	$130,801,297		$—	$—	$130,801,297
Preferred Stocks	448,208		—	—	448,208
Short-Term Investments	2,462,029		—	—	2,462,029
Investments Purchased With Proceeds From Securities Lending	—	**	—	—	15,981,467
Total	$133,711,534		$—	$—	$149,693,001

Horizon Defined Risk Fund
Assets *	Level 1		Level 2	Level 3	Total
Common Stocks	$264,011,310		$—	$—	$264,011,310
Purchased Call Options	—		122,250	—	122,250
Purchased Put Options	—		5,330,750	—	5,330,750
Short-Term Investments	4,754,436		—	—	4,754,436
Investments Purchased With Proceeds From Securities Lending	—	**	—	—	13,767,295
Total	$268,765,746		$5,453,000	$—	$287,986,041

Liabilities *	Level 1	Level 2	Level 3	Total
Written Call Options	$—	$4,697,850	$—	$4,697,850
Written Put Options	—	2,800,675	—	2,800,675
Total	$—	$7,498,525	$—	$7,498,525

Horizon U.S. Defensive Equity Fund
Assets *	Level 1		Level 2	Level 3	Total
Common Stocks	$128,086,282		$—	$—	$128,086,282
Short-Term Investments	909,293		—	—	909,293
Investments Purchased With Proceeds From Securities Lending	—	**	—	—	11,090,903
Total	$128,995,575		$—	$—	$140,086,478

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

Horizon ESG Defensive Core Fund
Assets *	Level 1		Level 2	Level 3	Total
Common Stocks	$152,390,870		$—	$—	$152,390,870
Short-Term Investments	2,840,304		—	—	2,840,304
Investments Purchased With Proceeds From Securities Lending	—	**	—	—	16,844,441
Total	$155,231,174		$—	$—	$172,075,615

*	Refer to the Portfolios of Investments for security classifications.

**

Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of registered investment company that is typically purchased and redeemed at NAV in large blocks of shares called “Creation Units”, and bought and sold in secondary markets on a securities exchange, where its shares trade like common stock. An index-based ETF represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Alternatively, ETFs may be actively managed in accordance with a particular investment strategy. The risks of owning an ETF generally reflect the risks of owning the underlying securities they hold, although the lack of liquidity on an ETF could result in it being more volatile.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Funds enter into option contracts to meet the requirements of their trading activities. The risk in writing a call option is that the Funds may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

When a Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call or put option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As the writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

A Fund may purchase put and call options. The Funds engage in options transactions on individual securities, ETFs, or indices to hedge against market declines or generate returns from falling asset prices. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such a favorable movement will be reduced by the amount of the premium paid for the option

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The average quarterly value outstanding of purchased and written options during the year ended November 30, 2021, were as follows:

	Horizon Active Risk Assist® Fund	Horizon Defined Risk Fund
Purchased Options	$2,736,938	$4,027,728
Written Options	$1,217,375	$5,592,613

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of November 30, 2021:

Location on the Statements of Assets and Liabilities
Fund	Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Horizon Active Asset Allocation Fund	Equity Risk Contracts	Investments in Unaffiliated Securities, at Value	N/A
Horizon Active Risk Assist® Fund	Equity Risk Contracts	Investments in Unaffiliated Securities, at Value	Options Written, at Value
Horizon Defined Risk Fund	Equity Risk Contracts	Investments in Unaffiliated Securities, at Value	Options Written, at Value

Horizon Active Risk Assist® Fund
Derivatives Investment Value
Purchased Options	$1,215,250
Written Options	$52,500

Horizon Defined Risk Fund
Derivatives Investment Value
Purchased Options	$5,453,000
Written Options	$7,498,525

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended November 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives in the Statements of Operations
Equity Risk contracts	Net realized gain (loss) from purchased options
Net realized gain (loss) from written options
Net change in unrealized appreciation (depreciation) on purchased options
Net change in unrealized appreciation (depreciation) on written options

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

Horizon Active Asset Allocation Fund
Realized gain on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$41,775
Written Options	208,502
$250,277

Changes in unrealized appreciation on derivatives recognized in the Statements of Operations
Purchased Options	$211,697
Written Options	—
$211,697

Horizon Active Risk Assist® Fund
Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(14,424,743)
Written Options	6,729,809
$(7,694,934)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Purchased Options	$(3,882,697)
Written Options	604,775
$(3,277,922)

Horizon Active Dividend Fund
Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(672,213)
Written Options	196,041
$(476,172)

Changes in unrealized appreciation on derivatives recognized in the Statements of Operations
Purchased Options	$105,292
Written Options	—
$105,292

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

Horizon Defined Risk Fund
Realized loss on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(28,290,258)
Written Options	1,680,739
$(26,609,519)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Purchased Options	$2,750,456
Written Options	(1,306,072)
$1,444,384

Offsetting of Financial Assets and Derivative Liabilities

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged for the Funds as of November 30, 2021.

Horizon Active Risk Assist® Fund
Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/ Received		Net Amount
Written Options	$52,500	(1)	$—	$52,500	$—	$(52,500	)(2)	$—
Total	$52,500		$—	$52,500	$—	$(52,500)		$—

Horizon Defined Risk Fund
Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/ Received		Net Amount
Written Options	$7,498,525	(1)	$—	$7,498,525	$—	$(7,498,525	)(2)	$—
Total	$7,498,525		$—	$7,498,525	$—	$(7,498,525)		$—

(1)	Written options at value as presented in the Portfolios of Investments.
(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 5 for collateral related to securities on loan.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income and expense is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Long-term capital gain distributions from investment companies if any, are recorded separately from dividend income. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Investment in Other Investment Companies – To the extent that a Fund invests in other investment companies, shareholders may obtain a copy of the underlying investment companies’ financial statements on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of information on the SEC’s internet site may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

Federal Income Taxes – It is each Fund’s policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken on the Funds’ 2021 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, North Carolina State and Delaware State; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually for the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Defined Risk, Horizon U.S. Defensive Equity Fund, and Horizon ESG Defensive Core Fund and quarterly for the Horizon Active Income Fund and Horizon Active Dividend Fund and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Shareholder Services Plan – The Board has adopted a shareholder serving plan (the “Plan”) for Investor Class Shares of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, and the Horizon Active Income Fund. The Plan allows the Funds to use part of their assets for shareholder servicing expenses. The Shareholder Servicing Expenses for the Investor Class shares of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, and Horizon Active Income Fund are currently 0.10% of average daily net assets. For these services, the Funds pay a fee up to 0.10% of average net assets attributable to Investor Class shares of the Funds on an annualized basis. Payments under the Plan are made for the provision of support services to shareholders, including administrative or other shareholder support services such as responding to customer inquiries or assisting the Funds in establishing or maintaining shareholder accounts and records. The entities providing shareholder services may provide such services directly, or may arrange for such services to be provided by another entity that has a servicing relationship with one or

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

more shareholders. However, payments under the Plan are an operating expense of each Fund that is not subject to the expense limitation provided by the Adviser. Payments under the Plan may vary and are determined by the respective Fund in its sole discretion, in amounts up to 0.10% of the Fund’s average daily net assets attributable to Investor Class shares of the Fund on an annualized basis.

Rule 12b-1 – The Trust, with respect to all Funds, has adopted a Distribution Plan for Advisor Class shares of each Fund, and also for Investor Class shares of the Horizon Active Dividend Fund, Horizon Defined Risk Fund, the Horizon U.S. Defensive Equity Fund and the Horizon ESG Defensive Core Fund pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). However, payments under the 12b-1 Plan are an operating expense of each Fund that is not subject to the expense limitation provided by the Adviser. The 12b-1 Plan provides for the payment of a distribution fee to Quasar Distributors, LLC (the “Distributor”) at an annualized rate of up to 0.25% of the average daily net assets attributable to the applicable classes. During the year ended November 30, 2021 the distribution fees accrued for the Investor Class shares of the Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon U.S. Defensive Equity Fund, Horizon ESG Defensive Core Fund and for the Advisor Class shares of all Funds were 0.10% and 0.25% of average daily net assets, respectively. During the year ended November 30, 2021, the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon U.S. Defensive Equity Fund and Horizon ESG Defensive Core Fund Advisor Class shares incurred $10,157, $17,271, $9,616, $25,522, $51,476, $1,468, and $47,130, respectively, pursuant to the plan. During the year ended November 30, 2021, the Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon U.S. Defensive Equity Fund and Horizon ESG Defensive Core Fund Investor Class shares incurred $117,644, $210,082, $148,523 and $66,427, respectively, pursuant to the plan. Investor Class shares of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund and Horizon Active Income Fund and Institutional Class shares of all Funds do not pay any 12b-1 distribution fees.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

LIBOR Discontinuation Risk – Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Funds invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

General Risk – The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an Investment Advisory Agreement with each Fund (the “Advisory Agreements”), investment advisory services are provided to the Funds by Horizon Investments, LLC (the “Adviser”). Under the terms of the Advisory Agreements, the Adviser receives monthly fees calculated at an annual rate of 0.99% of the average daily net assets of the Horizon Active Asset Allocation Fund, 0.99% of the average daily net assets of the Horizon Active Risk Assist® Fund, 0.77% of the average daily net assets of the Horizon Active Income Fund, 0.75% of the average daily net assets of the Horizon Active Dividend Fund, 0.80% of the average daily net assets of the Horizon Defined Risk Fund, 0.80% of the average daily net assets of the Horizon U.S. Defensive Equity Fund and 0.75% of the average daily net assets up to $150,000,000 and 0.70% thereafter of the Horizon ESG Defensive Core Fund.

Pursuant to the Expense Limitation Agreement (the “Waiver Agreement”), the Adviser has agreed, until March 31, 2022 for the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund and Horizon Defined Risk Fund, and June 26, 2022 for the Horizon U.S. Defensive Equity Fund and Horizon ESG Defensive Core Fund, to waive a portion of the Fund’s advisory fee and has agreed to reimburse the Fund for other expenses to the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Adviser (but excluding front-end or contingent sales loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs, such as interest and dividend expense on securities sold short; payments by the Fund, if any, under the Trust’s Rule 12b-1 Distribution Plan; payments by the Fund, if any, under the Trust’s Shareholder Services Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses, such as litigation) incurred by a class of shares of the Fund in any fiscal year do not exceed the percentage of average daily net assets in the below table.

Fund	Investor	Advisor	Institutional
Horizon Active Asset Allocation Fund	1.17%	1.17%	1.17%
Horizon Active Risk Assist® Fund	1.17%	1.17%	1.17%
Horizon Active Income Fund	0.99%	0.99%	0.99%
Horizon Active Dividend Fund	0.99%	0.99%	0.99%
Horizon Defined Risk Fund	0.94%	0.94%	0.94%
Horizon U.S. Defensive Equity Fund	0.99%	0.99%	0.99%
Horizon ESG Defensive Core Fund	0.94%	0.94%	0.94%

Any fees waived or expenses reimbursed by the Adviser are subject to possible recoupment by the Adviser within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through November 30 of the year indicated. During the year ended November 30, 2021, the Adviser recouped from Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon U.S. Defensive Equity Fund, and the Horizon ESG Defensive Core Fund $4,388, $0, $0, $61,112, $0, $11,653, and $27,690 respectively.

Fund	2022	2023	2024	Total
Horizon Active Asset Allocation Fund	$—	$—	$—	$—
Horizon Active Risk Assist® Fund	—	—	—	—
Horizon Active Income Fund	—	—	—	—
Horizon Active Dividend Fund	1,205	3,179	1,062	5,446
Horizon Defined Risk Fund	153,545	159,403	141,014	453,963
Horizon U.S. Defensive Equity Fund	49,775	69,227	129,170	248,172
Horizon ESG Defensive Core Fund	—	100,776	64,630	165,406

Trustees – The Trust pays each Trustee of the Trust who is not an interested person an annual retainer of $60,000 for each fiscal year plus $10,000 for attendance at an in-person board meeting or $1,000 for attendance of a special meeting. In every instance, the cost of the fees are to be allocated among the participating Funds in accordance with a formula that takes into account the overall asset size of each affected Fund. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust.

Chief Compliance Officer Compensation – The Board of Trustees renewed the approval of a compensation policy with respect to the Trust’s Chief Compliance Officer pursuant to which the Horizon Funds and the Adviser each pay 50% of the Chief Compliance Officer’s salary, with the portion paid by the Horizon Funds allocated among the Funds in accordance with their relative net assets.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended November 30, 2021, were as follows:

Fund	Purchases	Sales
Horizon Active Asset Allocation Fund	$1,006,288,439	$914,456,348
Horizon Active Risk Assist® Fund	1,304,566,420	1,112,810,497
Horizon Active Income Fund	399,595,567	387,059,934
Horizon Active Dividend Fund	277,071,802	274,115,502
Horizon Defined Risk Fund	63,879,455	85,692,751
Horizon U.S. Defensive Equity Fund	323,276,922	434,794,529
Horizon ESG Defensive Core Fund	155,016,494	23,743,783

5.	SECURITIES LENDING

The Funds may lend domestic securities in their portfolios to approved brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program effective December 20, 2017, which is administered by U.S. Bank N.A. (the “Custodian”). The net income to which the Funds are entitled may be used

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

to offset against costs and other charges incurred by the Funds with the Custodian or its affiliates or, as directed in writing by the Funds, other service providers. Investment Advisory Fees, Shareholder Servicing Fees - Investor Class, Distribution Fees (12b-1) - Advisor Class and Distribution Fees (12b-1) - Investor Class as noted in the Statements of Operations are not eligible to be offset by securities lending income. The securities lending agreement requires that loans are collateralized in an amount equal to at least 102% at the outset of the loan and at least 100%, at all times thereafter, of the value of any loaned securities. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Amounts earned from security lending is disclosed in each Fund’s Statement of Operations as a securities lending credit. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing year. Gain or loss on the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. During the year ended November 30, 2021, the Funds had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines allow the cash collateral to be invested in readily marketable, high quality, short-term obligations issued or guaranteed by the United States Government; however, such investments are subject to risk of payment delays, declines in the value of collateral provided, default on the part of the issuer or counterparty, or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of the year ended November 30, 2021, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan and Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
Horizon Active Asset Allocation Fund	$152,059,445	$158,269,436
Horizon Active Risk Assist® Fund	163,041,882	170,010,841
Horizon Active Income Fund	101,425,180	103,644,441
Horizon Active Dividend Fund	15,241,253	15,981,467
Horizon Defined Risk Fund	13,195,429	13,767,295
Horizon U.S. Defensive Equity Fund	10,586,691	11,090,903
Horizon ESG Defensive Core Fund	16,188,215	16,844,441

*

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC, with an overnight and continuous maturity, as shown on the Portfolios of Investments. These amounts were not included in the offsetting disclosures in Note 2 (Offsetting of Financial Assets and Derivative Liabilities).

6.	LINE OF CREDIT ARRANGEMENT

Throughout the year ended November 30, 2021, and renewed effective February 25, 2021, the Funds are party to an unsecured line of credit arrangement with the Custodian. The Loan Agreement has an expiration date of February 24, 2022, under which borrowing is limited to the lesser of 15% of the market value of a Fund, 33.33% of the market value of specific marketable securities of a Fund acceptable to the Custodian, or $75,000,000 for all the Funds subject to the line of credit. The Funds may utilize the line of credit for temporary or emergency purposes, primarily for financing redemption payments. The applicable Funds have authorized the Custodian to charge any of the Funds subject to the

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

line of credit for any missed payments by the Funds. The Funds will be charged the prime rate, which was 3.25% as of November 30, 2021, if they borrow. For the year ended November 30, 2021, the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund and Horizon U.S. Defensive Equity Fund had average borrowings of $81,496, $226,901, $75,961, $5,380, $299,378, and $407,112 and the weighted average interest rate on the line of credit borrowings was 3.25% for all Funds. The Horizon ESG Defensive Core Fund did not borrow on the line of credit during the year. On July 21, 2021, the Horizon Active Asset Allocation Fund had borrowings of $11,973,000, on March 24, 2021, the Horizon Active Risk Assist® Fund had borrowings of $16,002,000, on February 1, 2021, the Horizon Active Income Fund had borrowings of $23,618,000, on August 4, 2021, the Horizon Active Dividend Fund had borrowings of $617,000, between February 26, 2021 and February 28, 2021, the Horizon Defined Risk Fund had borrowings of $18,280,000, and on February 1, 2021, the Horizon U.S. Defensive Equity Fund had borrowings of $25,692,000, which represent the largest borrowing amounts, respectively, during the year ended November 30, 2021.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2021 and November 30, 2020 was as follows:

	For the year or period ended November 30, 2021
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Horizon Active Asset Allocation Fund	$11,524,013	$22,927,633	$—	$34,451,646
Horizon Active Risk Assist® Fund	3,105,159	—	—	3,105,159
Horizon Active Income Fund	8,171,885	—	—	8,171,885
Horizon Active Dividend Fund	2,122,545	—	—	2,122,545
Horizon Defined Risk Fund	1,324,806	—	—	1,324,806
Horizon U.S. Defensive Equity Fund	632,877	—	—	632,877
Horizon ESG Defensive Core Fund	244,508	1,917	—	246,425

	For the year or period ended November 30, 2020
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Horizon Active Asset Allocation Fund	$3,747,366	$—	$—	$3,747,366
Horizon Active Risk Assist® Fund	8,258,860	—	—	8,258,860
Horizon Active Income Fund	6,637,845	—	—	6,637,845
Horizon Active Dividend Fund	4,329,453	—	—	4,329,453
Horizon Defined Risk Fund	1,013,067	—	—	1,013,067
Horizon U.S. Defensive Equity Fund	218,854	1,921	—	220,775

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

On December 27, 2021, the Funds paid the following per share income distributions:

Fund	Investor Class	Advisor Class	Institutional Class
Horizon Active Asset Allocation Fund	$0.10294122	$0.08866054	$0.11760711
Horizon Active Risk Assist® Fund	0.17086103	0.15055734	0.19427870
Horizon Active Income Fund	0.06935763	0.06294350	0.07412811
Horizon Active Dividend Fund	0.38731034	0.35401965	—
Horizon Defined Risk Fund	0.18484434	0.07716831	—
Horizon U.S. Defensive Equity Fund	0.17815432	0.12821188	—
Horizon ESG Defensive Core Fund	0.08134614	0.05098116	—

On December 27, 2021, the Funds paid the following capital gains distributions from each class:

Fund	Short-Term*	Long-Term
Horizon Active Asset Allocation Fund	$1.71684	$0.37406
Horizon Active Risk Assist® Fund	1.86317	0.03215
Horizon Active Income Fund	—	—
Horizon Active Dividend Fund	0.86828	0.62369
Horizon Defined Risk Fund	—	—
Horizon U.S. Defensive Equity Fund	6.94071	—
Horizon ESG Defensive Core Fund	0.72745	0.11286

*	Short-Term Capital Gains distributions are considered income distributions for tax purposes.

The cost basis of investments, purchased options and options written for federal income tax purposes at November 30, 2021, were as follows:

Fund	Cost of Investments, Purchased Options and Written Options	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Horizon Active Asset Allocation Fund	$847,122,356	$62,501,742	$(8,604,444)	$53,897,298
Horizon Active Risk Assist® Fund	1,266,015,721	116,301,663	(12,753,218)	103,548,445
Horizon Active Income Fund	545,091,971	3,618,598	(5,093,662)	(1,475,064)
Horizon Active Dividend Fund	148,140,225	6,817,788	(5,265,012)	1,552,776
Horizon Defined Risk Fund	213,531,260	71,820,705	(4,864,449)	66,956,256
Horizon U.S. Defensive Equity Fund	128,716,585	14,105,094	(2,735,201)	11,369,893
Horizon ESG Defensive Core Fund	161,830,722	17,702,791	(7,457,898)	10,244,893

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Other Book/Tax Differences	Post October Loss and Late Year Loss	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
Horizon Active Asset Allocation Fund	$80,044,605	$17,314,998	$—	$(3)	$—	$53,897,298	$151,256,898
Horizon Active Risk Assist® Fund	87,085,296	1,488,687	—	1	—	103,548,445	192,122,429
Horizon Active Income Fund	2,002,187	—	—	(5,893,600)	—	(1,475,064)	(5,366,477)
Horizon Active Dividend Fund	2,360,620	1,327,796	—	—	—	1,552,776	5,241,192
Horizon Defined Risk Fund	664,370	—	—	(22,679,068)	—	66,956,256	44,941,558
Horizon U.S. Defensive Equity Fund	27,134,794	—	—	1	—	11,369,893	38,504,688
Horizon ESG Defensive Core Fund	3,431,345	494,960	—	—	—	10,244,893	14,171,198

The difference between book and tax basis unrealized appreciation/depreciation is attributable to mark to market and/or the tax deferral of losses on various investments.

At November 30, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
Fund	Short-Term	Long-Term	Total
Horizon Active Asset Allocation Fund	$—	$—	$—
Horizon Active Risk Assist® Fund	—	—	—
Horizon Active Income Fund	4,915,665	977,935	5,893,600
Horizon Active Dividend Fund	—	—	—
Horizon Defined Risk Fund	21,331,664	1,151,254	22,482,918
Horizon U.S. Defensive Equity Fund	—	—	—
Horizon ESG Defensive Core Fund	—	—	—

The Horizon Active Dividend Fund, Horizon Active Income Fund, Horizon Active Risk Assist®, Horizon U.S. Defensive Equity Fund, and Horizon Defined Risk Fund utilized capital loss carry forwards of $21,341,761, $4,806,596, $42,769,033, $3,133,467, and $10,403,244 respectively during the fiscal year.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These reclassifications were due to the use of equalization deemed distributions as a result of redemptions and

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

non-deductible excise taxes. Each Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. For the year ended November 30, 2021, the following table shows the reclassifications made:

Fund	Distributable Earnings/ (Accumulated Deficit)	Paid In Capital
Horizon Active Asset Allocation Fund	$(8,014,608)	$8,014,608
Horizon Active Risk Assist® Fund	(6,965,412)	6,965,412
Horizon Active Income Fund	24,483	(24,483)
Horizon Active Dividend Fund	(116,939)	116,939
Horizon Defined Risk Fund	—	—
Horizon U.S. Defensive Equity Fund	(11,068,223)	11,068,223
Horizon ESG Defensive Core Fund	(177,107)	177,107

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2021, the Funds had omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. No other individual shareholders of record owned more than 5% of the outstanding shares of beneficial interest of a Fund or Class of shares of a Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

9.	INVESTMENTS IN AFFILIATES

An affiliated person of the Horizon Active Risk Assist® Fund, as defined by the 1940 Act, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies for the year ended November 30, 2021 are as follows:

Security Name	Value at December 1, 2020	Value of Purchases	Value of Sales	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Dividend Income	Value at November 30, 2021	Shares Balance November 30, 2021
X-Trackers Russell 1000 US QARP ETF*	$16,347,369	$—	$(19,655,378)	$(2,917,518)	$6,225,527	$182,677	$—	—
X-Trackers Russell 1000 Comprehensive Factor ETF*	16,316,752	2,811,134	(24,313,576)	(2,616,045)	7,801,734	253,359	—	—
X-Trackers S&P 500 ESG ETF*	8,153,908	42,806,400	(51,163,643)	387,659	12,026,064	500,917	12,210,386	296,873
	$40,818,029	$45,617,534	$(95,132,597)	$(5,145,904)	$26,053,325	$936,953	$12,210,386	296,873

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2021

An affiliated person of the Horizon Active Income Fund, as defined by the 1940 Act, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in this affiliated company for the year ended November 30, 2021 are as follows:

Security Name	Value at December 1, 2020	Value of Purchases	Value of Sales	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Dividend Income	Value at November 30, 2021	Shares Balance November 30, 2021
X-Trackers Short Duration High Yield Bond ETF*	$7,939,614	$86,475	$(8,101,347)	$(6,912)	$82,170	$375,095	$—	—
	$7,939,614	$86,475	$(8,101,347)	$(6,912)	$82,170	$375,095	$—	—

*	Issuer was no longer an affiliate as of November 30, 2021.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements other than the distributions noted in Note 7.

Horizon Funds

Report of Independent Registered Public Accounting Firm

November 30, 2021

To the Shareholders and Board of Trustees of
Horizon Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Horizon Funds, comprising the funds listed below (the “Funds”) as of November 30, 2021, and the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Horizon Active Asset Allocation Fund, Horizon Active Risk Assist Fund, and Horizon Active Income Fund	For the year ended November 30, 2021	For the years ended November 30, 2021 and 2020	For the years ended November 30, 2021, 2020, 2019, 2018, and 2017
Horizon Active Dividend Fund	For the year ended November 30, 2021	For the years ended November 30, 2021 and 2020	For the years ended November 30, 2021, 2020, 2019, 2018, and for the period from December 28, 2016 (commencement of operations) through November 30, 2017
Horizon Defined Risk Fund	For the year ended November 30, 2021	For the years ended November 30, 2021 and 2020	For the years ended November 30, 2021, 2020, 2019, and for the period from December 28, 2017 (commencement of operations) through November 30, 2018
Horizon U.S. Defensive Equity Fund	For the year ended November 30, 2021	For the years ended November 30, 2021 and 2020	For the years ended November 30, 2021, 2020 and for the period from June 26, 2019 (commencement of operations) through November 30, 2019
Horizon ESG Defensive Core Fund	For the year ended November 30, 2021	For the year ended November 30, 2021 and for the period from December 26, 2019 (commencement of operations) through November 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Horizon Funds

Report of Independent Registered Public Accounting Firm (Continued)

November 30, 2021

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

/s/ COHEN & COMPANY, LTD

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
January 28, 2022

Horizon Funds

Disclosure of Fund Expenses (Unaudited)

November 30, 2021

As a shareholder of the Funds you incur ongoing costs, including management fees, sales charges, and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The column labeled “Actual” of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The column labeled “Hypothetical” of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 6/1/2021	Ending Account Value 11/30/2021	Expenses Paid During Period	Ending Account Value 11/30/2021	Expenses Paid During Period [1]
Horizon Active Asset Allocation - Investor Class	1.23%	$ 1,000.00	$ 1,036.54	$ 6.30	$ 1,018.88	$ 6.25
Horizon Active Asset Allocation - Advisor Class	1.38%	$ 1,000.00	$ 1,035.37	$ 7.05	$ 1,018.14	$ 6.99
Horizon Active Asset Allocation - Institutional Class	1.14%	$ 1,000.00	$ 1,037.06	$ 5.81	$ 1,019.37	$ 5.76
Horizon Active Risk Assist® - Investor Class	1.22%	$ 1,000.00	$ 1,032.40	$ 6.23	$ 1,018.94	$ 6.18
Horizon Active Risk Assist® - Advisor Class	1.37%	$ 1,000.00	$ 1,031.24	$ 6.99	$ 1,018.19	$ 6.94
Horizon Active Risk Assist® - Institutional Class	1.12%	$ 1,000.00	$ 1,032.73	$ 5.71	$ 1,019.45	$ 5.68
Horizon Active Income - Investor Class	1.04%	$ 1,000.00	$ 1,006.74	$ 5.25	$ 1,019.84	$ 5.28
Horizon Active Income - Advisor Class	1.19%	$ 1,000.00	$ 1,005.31	$ 6.00	$ 1,019.09	$ 6.04
Horizon Active Income - Institutional Class	0.95%	$ 1,000.00	$ 1,007.01	$ 4.75	$ 1,020.33	$ 4.79
Horizon Active Dividend - Investor Class	1.09%	$ 1,000.00	$ 987.25	$ 5.44	$ 1,019.59	$ 5.53
Horizon Active Dividend - Advisor Class	1.26%	$ 1,000.00	$ 986.59	$ 6.25	$ 1,018.77	$ 6.36
Horizon Defined Risk - Investor Class	1.05%	$ 1,000.00	$ 1,064.18	$ 5.45	$ 1,019.79	$ 5.33
Horizon Defined Risk - Advisor Class	1.20%	$ 1,000.00	$ 1,063.33	$ 6.22	$ 1,019.04	$ 6.09
Horizon U.S. Defensive Equity - Investor Class	1.06%	$ 1,000.00	$ 1,052.42	$ 5.44	$ 1,019.76	$ 5.36
Horizon U.S. Defensive Equity - Advisor Class	1.21%	$ 1,000.00	$ 1,051.54	$ 6.21	$ 1,019.01	$ 6.11
Horizon ESG Defensive Core - Investor Class	1.10%	$ 1,000.00	$ 1,085.74	$ 5.74	$ 1,019.56	$ 5.56
Horizon ESG Defensive Core - Advisor Class	1.25%	$ 1,000.00	$ 1,084.79	$ 6.52	$ 1,018.81	$ 6.32

[1]

Expenses Paid During the Period are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days, and divided by 365 (to reflect the number of days in the period).

[2]	The expense ratio excludes securities lending offset.

Horizon Funds

Approval of the Management Agreements (Unaudited)

November 30, 2021

The Adviser entered into an agreement pursuant to which ACP Horizon Holdings, L.P. acquires a majority ownership interest in the Adviser (the “Transaction”). The Transaction, which closed on November 15, 2021 (“the “Closing”) was deemed to result in a change of control of the Adviser and therefore resulted in the termination of the existing investment advisory agreements between the Trust, on behalf of each of the Funds, and Horizon (the “Existing Advisory Agreements”). Because the Existing Advisory Agreements, by their terms, would otherwise expire before the Closing, the Board approved the continuation of the Existing Advisory Agreements and also the Board approved the new investment advisory agreements (“New Advisory Agreements” and together with the Existing Advisory Agreements, the “Advisory Agreements”) to take effect upon the Closing, subject to approval of each Fund’s shareholders.

At a meeting held on July 26, 2021, at which all of the Trustees were present, the Board of Trustees (the “Board”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”), voting separately, reviewed and approved the continuance of each Investment Advisory Agreement (each, an “Advisory Agreement”, and together the “Advisory Agreements”) between the Trust and the Adviser for each of the Horizon Active Asset Allocation Fund, the Horizon Active Risk Assist Fund, the Horizon Active Income Fund the Horizon Active Dividend Fund, the Horizon Defined Risk Fund, the Horizon U.S. Defensive Equity Fund and the Horizon ESG Defensive Core Fund (each a “Fund” and together the “Funds”). In the course of their deliberations, the Board was advised by independent legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In considering the approval of the renewal and continuance of the Advisory Agreements and reaching their conclusions with respect thereto, the Board reviewed a memorandum, provided by independent legal counsel, which summarized the Board’s fiduciary duties and responsibilities in reviewing and approving the Advisory Agreements and other matters to be considered by the Board at the Meeting and the types of information that should be reviewed by them and their responsibilities in making an informed decision regarding the approval of the Advisory Agreements. The Board also reviewed and analyzed various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser to each Fund; (ii) the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iii) the investment performance of each Funds and the Adviser; (iv) the extent to which economies of scale will be realized as each Fund grows; and (iv) whether the fee levels reflect these economies of scale to the benefit of each Fund’s shareholders, including the following:

Nature, extent and quality of the services to be provided by the Adviser to the Funds. In this regard, the Board considered information regarding the services to be provided to the Funds, the experience, qualifications and key personnel of the Adviser, the Adviser’s compliance program, the Adviser’s sales force, the Adviser’s assets under management and relationships with other registered investment advisers for distribution purposes. The Board reviewed the Adviser’s financial statements and considered the Adviser’s financial condition.

The Investment Performance of the Funds and the Adviser. In this regard, the Board considered each Fund’s past performance, including comparisons to peer funds. The Board also considered each Fund’s portfolio turnover, use of soft dollars and best execution policies. The Board also considered the performance of other accounts managed by the Adviser.

Costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with each Fund. In this regard, the Board considered the management fees proposed to be charged to each Fund, and each Fund’s total expense ratios, each as compared to each Fund’s peer group, and took into account the differences in managing the Funds compared to other products that the Adviser offers, as well as the fees charged by Horizon to its separately managed accounts. The Board considered the terms and conditions of each Advisory Agreement, including the management fee and the services to be provided by the Adviser thereunder. The Board also considered the indirect benefits that the Adviser receives through soft dollars, cross sales of other products the Adviser sells and third-party marketing materials.

Horizon Funds

Approval of the Management Agreements (Unaudited) (Continued)

November 30, 2021

The extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders. In this regard, the Board considered that the Adviser was still waiving a portion of its advisory fees under the Expense Limitation Agreements with each Fund and considered how these waivers supported the Funds, noting that the Adviser expected to receive its full fees from all of the Funds as the Funds continue to grow. The Board considered the terms of the expense limitation agreement for each Fund, and the fact that the Adviser had agreed to continue the expense limitation agreements through at least March 31, 2023, and noted that the expense waivers and reimbursements were subject to recoupment during a three-year look-back window. The Board also considered that the Adviser agreed to consider implementing breakpoints in its management fee after such time as each Fund grows to a size that the Adviser is receiving its full fee.

After full consideration of the above factors as well as other factors, the Board unanimously approved the continuance and renewal of each Advisory Agreement.

Horizon Funds

Submission of Matters to a Vote of Security Holders (Unaudited)

November 30, 2021

On October 7, 2021, a Special Meeting of Shareholders of the Horizon Funds (the “Trust”) was held for the purpose of voting on the following Proposal:

(1)	To elect John Drahzal to serve on the Board of Trustees for the Trust.

Shareholders of record on August 13, 2021 voted to approve the Proposal. The results of the voting with respect to the Proposal were as follows:

	Shares Voted For	Shares Withheld	Abstentions/Broker Non-Votes
Proposal 1	113,027,723	684,417	—

On October 28, 2021, a Special Meeting of Shareholders of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon U.S. Defensive Equity Fund, Horizon Active Dividend Fund, Horizon ESG Defensive Core Fund and Horizon Defined Risk Fund (the “Funds”), each a series of Horizon Funds (the “Trust”), was held for the purpose of voting on the following Proposals:

(1)

To approve a new investment advisory agreement between the Trust, on behalf of the Fund and Horizon Investments, LLC (“Horizon Investments”), under which Horizon Investments will continue to serve as the investment advisor to the Fund.

(2)	To approve the Trust’s and Horizon Investment’s ability to rely on a manager of managers exemptive order with respect to the Fund.*

*	Proposal 2 was not applicable to the Horizon ESG Defensive Core Fund

Shareholders of record on August 13, 2021 of each of the Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon U.S. Defensive Equity Fund, Horizon Active Dividend Fund, Horizon ESG Defensive Core Fund and Horizon Defined Risk Fund voted to approve Proposal 1 and 2. The results of the voting with respect to each Proposal were as follows:

Horizon Active Risk Assist® Fund	Shares Voted For	Shares Voted Against	Shares Withheld	Abstentions/Broker Non-Votes
Proposal 1	21,407,903	245,957	2,135,899	19,131,531
Proposal 2	21,276,525	366,308	2,146,923	19,131,534

Horizon Active Income Fund	Shares Voted For	Shares Voted Against	Shares Withheld	Abstentions/Broker Non-Votes
Proposal 1	21,001,584	190,163	2,530,832	19,077,229
Proposal 2	20,810,352	355,732	2,556,494	19,077,230

Horizon U.S. Defensive Equity Fund	Shares Voted For	Shares Voted Against	Shares Withheld	Abstentions/Broker Non-Votes
Proposal 1	1,839,054	17,932	210,245	1,575,129
Proposal 2	1,827,899	29,167	210,165	1,575,129

Horizon Funds

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS (Unaudited) (Continued)

November 30, 2021

Horizon Active Dividend Fund	Shares Voted For	Shares Voted Against	Shares Withheld	Abstentions/Broker Non-Votes
Proposal 1	981,492	11,739	118,884	919,997
Proposal 2	974,004	18,046	120,065	919,997

Horizon ESG Defensive Core Fund	Shares Voted For	Shares Voted Against	Shares Withheld	Abstentions/Broker Non-Votes
Proposal 1	1,862,037	85,106	187,531	1,794,218

Horizon Defined Risk Fund	Shares Voted For	Shares Voted Against	Shares Withheld	Abstentions/Broker Non-Votes
Proposal 1	1,798,867	24,505	247,119	1,704,397
Proposal 2	1,787,320	35,391	247,780	1,704,397

The meeting was adjourned until November 2, 2021 with respect to the Horizon Active Asset Allocation Fund, at which time Shareholders of record on August 13, 2021 voted to approve Proposal 1 and 2. The results of the voting with respect to each Proposal were as follows:

Horizon Active Asset Allocation Fund	Shares Voted For	Shares Voted Against	Shares Withheld	Abstentions/Broker Non-Votes
Proposal 1	19,247,328	195,333	2,989,010	22,177,643
Proposal 2	19,065,514	303,215	3,062,940	22,177,645

Horizon Funds

Additional Information (Unaudited)

November 30, 2021

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended November 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
Horizon Active Asset Allocation Fund	45.37%
Horizon Active Risk Assist® Fund	20.23%
Horizon Active Income Fund	11.81%
Horizon Active Dividend Fund	89.11%
Horizon Defined Risk Fund	100.00%
Horizon U.S. Defensive Equity Fund	79.21%
Horizon ESG Defensive Core Fund	21.64%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2021 was as follows:

Fund Name	Dividends Received Deduction
Horizon Active Asset Allocation Fund	6.09%
Horizon Active Risk Assist® Fund	3.51%
Horizon Active Income Fund	3.92%
Horizon Active Dividend Fund	62.22%
Horizon Defined Risk Fund	100.00%
Horizon U.S. Defensive Equity Fund	79.17%
Horizon ESG Defensive Core Fund	21.30%

Foreign Tax Credit

For the year ended November 30, 2021, the Horizon Active Allocation Fund, Horizon Active Income Fund and Horizon Active Risk Assist® Fund earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Horizon Active Asset Allocation Fund	$1,926,372	$222,805
Horizon Active Risk Assist® Fund	$2,116,428	$297,831

Horizon Funds

ADDITIONAL INFORMATION (Unaudited) (Continued)

November 30, 2021

Interested Trustees and Officers
Name, Address* and Year of Birth	Position/ Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John Drahzal** Year of Birth: 1966	Interested Trustee Indefinite Term of Office (since 2021) and President; One Year Term of Office (since 2021)	CEO and President of Horizon Investments, LLC (November 2021-present); President of Horizon Investments, LLC (December 2020-November 2021); Various Positions at Horizon Investments (2017-2020).	7	None
Matthew Chambers Year of Birth: 1976	Vice President, Chief Compliance Officer and Secretary; One Year Term of Office (since 2015)	General Counsel and Chief Compliance Officer of Horizon Investments, LLC, December 2014-present; Attorney, Kilpatrick Townsend & Stockton, September 2008- November 2014	Not Applicable	Not Applicable
Steve Terry Year of Birth: 1980	Treasurer; One Year Term of Office (since October 2018)	Head of Finance and Business Systems of Horizon Investments, LLC, August 2016-present; Co-Founder, Catamaran Investment Partners, 2015-August 2016; Principal Intersection Partners, 2011-2015.	Not Applicable	Not Applicable

*	The address for each Trustee and officer is 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.

**	Mr. Drahzal is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with the Adviser.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (866) 371-2399.

Horizon Funds

ADDITIONAL INFORMATION (Unaudited) (Continued)

November 30, 2021

Independent Trustees
Name, Address* and Year of Birth	Position/ Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John W. Davidson Year of Birth: 1946	Trustee; Indefinite Term of Office (since 2015)	Corporator and Investment Committee Member, MaineHealth (2016-Present); Creator, author and founder of John Davidson’s Economic Comments (2009-2018).	7	Trustee, AdvisorOne Funds (7 portfolios).
Todd W. Gaylord Year of Birth: 1975	Trustee; Indefinite Term of Office (since 2015)	Consultant and Investor in various privately held real estate projects and operating companies (2008-Present); Vice President, Corporate Bond, Syndicated Loan, and Credit Default Swap Trader, Wachovia Securities (2005-2008).	7	Board Member, Heart’s Cry Children’s Ministry (2007-2017)
Thomas W. Okel Year of Birth: 1962	Trustee; Indefinite Term of Office (since 2015)	Executive Director (2011-2019), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	7

Lead Independent Director, Barings Private Credit Corporation (2021-Present); Lead Independent Director, Barings Capital Investment Corporation (2020-Present); Lead Independent Director, Barings Business Development Corporation (2018-Present); Board Chair, Barings Short Duration High Yield Fund (2012-Present); Director, Barings Fund Trust (2013-2021); Director, Environmental Defense Fund, North Carolina Advisory Board (2021-Present).

*	The address for each Trustee and officer is 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.

PRIVACY NOTICE (Unaudited)

February 2016

FACTS	WHAT DOES HORIZON FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account information

● Account balance and transaction history

● Wire Transfer Instructions

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Horizon Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Horizon Funds share?	Can you limit this sharing?
For our everyday business purposes — Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences or creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-855-754-7932

Who we are
Who is providing this notice?	Horizon Funds
What we do
How does Horizon Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Horizon Funds collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

● Tell us where to send the money

● Tell us who receives the money

● Show your government-issued ID

● Show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include companies such as Horizon Investments, LLC.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

● Non-affiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers, and nonfinancial companies such as fulfillment, proxy voting, and class action service providers.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Horizon Funds does not jointly market.

Investment Adviser
Horizon Investments, LLC
6210 Ardrey Kell Road, Suite 300

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Investment Adviser
Horizon Investments, LLC
6210 Ardrey Kell Road, Suite 300
Charlotte, NC 28277

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Legal Counsel
Kilpatrick Townsend & Stockton LLP
1001 West Fourth Street
Winston-Salem, NC 27101

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling l-855-754-7932 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Funds’ Part F of Form N-PORT is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling 1-855-754-7932.

(b)	Not applicable for this Registrant

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the Registrant’s Form N-CSR filed February 1, 2018.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Todd Gaylord is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Cohen & Company, Ltd., to perform audit services, audit-related services, and tax services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and taxable income and excise calculations and year to date estimates for book-to-tax differences. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2021	FYE 11/30/2020
Audit Fees	$108,500	$97,500
Audit-Related Fees	$0	$0
Tax Fees	$24,500	$21,000
All Other Fees	$7,500	$3,000

The percentage of fees billed by Cohen & Company, Ltd. for the fiscal years ended November 30, 2021 and November 30, 2020, respectively, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	FYE 11/30/2021	FYE 11/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	FYE 11/30/2021	FYE 11/30/2020
Registrant	$3,600	$3,730
Registrant’s Investment Adviser	$0	$0

Because the registrant’s accountants have not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant’s investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the registrant’s investment adviser or the Service Affiliates is compatible with maintaining the independence of the registrant’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 1, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Horizon Funds

By (Signature and Title)*	/s/ John Drahzal
John Drahzal, Principal Executive Officer

Date:	02/04/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Drahzal
John Drahzal, Principal Executive Officer

Date:	02/04/2022

By (Signature and Title)*	/s/ Stephen Terry
Stephen Terry, Treasurer and Principal Financial Officer

Date:	02/04/2022

*	Print the name and title of each signing officer under his or her signature.